As filed with the Securities and Exchange Commission on April 25, 2007
Registration Nos. 333-114126
811-07543

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 117	[X]

Keyport Variable Account A
(Exact name of Registrant)

Sun Life Assurance Company of Canada (U.S.)
(Name of Depositor)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code: 781-263-6402

Sandra M. DaDalt, Esq.
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Washington, DC 20007

It is proposed that this filing will become effective (check appropriate box)

☑ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Portion of the Contracts Funded through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

&ltR&gt

April 25, 2007 Prospectus for
&lt/R&gt

Keyport Advisor Variable Annuity

Annuities are:
● not insured by the FDIC or any other federal government agency;
● not a deposit or other obligation of, underwritten or guaranteed by, the depository institution;
● subject to investment risks, including the possible loss of principal amount invested.

PROSPECTUS FOR
THE KEYPORT ADVISOR VARIABLE ANNUITY

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This prospectus describes the Keyport Advisor variable annuity group Contracts and Certificates offered by Sun Life Assurance Company of Canada (U.S.). The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The bonus that may be paid upon an exchange from a fixed annuity contract will come from anticipated future mortality and expense risk charges. Charges are the same for all Certificates with or without a bonus.

The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).
&ltR&gt

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers thirteen investment options, each of which is a Sub-account of Keyport Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

Large-Cap Equity Funds	Small-Cap Equity Funds
Alger American Growth Portfolio[1]	Alger American Small Capitalization Portfolio
AllianceBernstein VP Large Cap Growth Portfolio[1]	Columbia Small Company Growth Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series	Intermediate-Term Bond Funds
Columbia Large Cap Value Fund, Variable Series	Columbia Federal Securities Fund, Variable Series
MFS VIT Emerging Growth Series	Multi-Sector Bond Funds
MFS VIT Research Series	Columbia Strategic Income Fund, Variable Series
SC FI Large Cap Growth Fund	World Bond Funds
International/Global Equity Funds	AllianceBernstein VP Global Bond Portfolio
Columbia International Fund, Variable Series	Money Market Fund
Asset Allocation Funds	Columbia Money Market Fund, Variable Series
Columbia Asset Allocation Fund, Variable Series
_________
[1]	No longer available for investment.

Alliance Capital Management, LP, advises the AllianceBernstein VP Portfolios. Columbia Management Advisors, Inc., advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Fred Alger Management, Inc., advises the Alger American Funds. Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series. Sun Capital Advisers LLC advises the Sun Capital Fund, (with Pyramis Global Advisors, LLC serving as the sub-advisor for SC FI Large Cap Growth Fund).
&lt/R&gt

You may not purchase a Certificate if either you or the Annuitant are 90 years old or older before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are 75 years old or older before we receive your application (age 90 applies to Roth IRAs).

The purchase of a Contract or Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. In addition, benefits based on the Fixed Account may be subject to a market value adjustment. As a result, withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments may be adjusted upward or downward.

The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.

This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 367-3653, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 37 of this prospectus.
&ltR&gt

The date of this prospectus is April 25, 2007.
&lt/R&gt

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
DEFINITIONS
SUMMARY OF CERTIFICATE FEATURES
FEE TABLE
EXAMPLES
CONDENSED FINANCIAL INFORMATION
SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT
PURCHASE PAYMENTS AND APPLICATIONS
INVESTMENTS OF THE VARIABLE ACCOUNT
Allocations of Purchase Payments
Eligible Funds
Transfer of Variable Account Value
Frequent Transfers
Substitution of Eligible Funds and Other Variable Account Changes
DEDUCTIONS
Deductions for Certificate Maintenance Charge
Deductions for Mortality and Expense Risk Charge
Deductions for Daily Distribution Charge
Deductions for Contingent Deferred Sales Charge
Deductions for Transfers of Variable Account Value
Deductions for Premium Taxes
Deductions for Income Taxes
Total Variable Account Expenses
OTHER SERVICES
THE CERTIFICATES
Variable Account Value
Valuation Periods
Net Investment Factor
Modification of the Certificate
Right to Revoke
DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES
DEATH PROVISIONS FOR QUALIFIED CERTIFICATES
CERTIFICATE OWNERSHIP
ASSIGNMENT
PARTIAL WITHDRAWALS AND SURRENDER
ANNUITY PROVISIONS
Annuity Benefits
Annuity Option and Income Date
Change in Annuity Option and Income Date
Annuity Options
Variable Annuity Payment Values
Proof of Age, Sex, and Survival of Annuitant
SUSPENSION OF PAYMENTS
TAX STATUS
Introduction
Taxation of Annuities in General
Qualified Plans
Tax-Sheltered Annuities
Individual Retirement Annuities
Corporate Pension and Profit-Sharing Plans
Deferred Compensation Plans With Respect to Service for State and Local Governments
Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities
Annuity Purchases by Nonresident Aliens
VARIABLE ACCOUNT VOTING PRIVILEGES
REPORTS TO OWNERS
SALES OF THE CERTIFICATES
LEGAL PROCEEDINGS
INQUIRIES BY CERTIFICATE OWNERS
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A - The Fixed Account (Also Known as the Modified Guaranteed Annuity Account)
APPENDIX B - Telephone Instructions

DEFINITIONS
Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective.

Certificate Owner ("You"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited market value adjustment less any premium taxes and certificate maintenance charge and applicable contingent deferred sales charges.

Certificate Year: Each twelve-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("We", "Us", "Our", "Sun Life (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, payment of death benefit, a waiver of any contingent deferred sales charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the contingent deferred sales charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The twelve-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,

(2)	the Certificate Value under a Certificate does not go to zero, and

(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Keyport Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificates.

The Certificate

The Certificate is a flexible premium deferred variable annuity certificate. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. Any surrender, withdrawal, transfer or annuitization of your values in the Fixed Account may be subject to a limited market value adjustment, which could increase or decrease the applicable amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase of the Certificate

You may make multiple purchase payments (except in Oregon). The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Fees and Charges

   Contingent Deferred Sales Charge.
There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

   Mortality and Expense Risk Charge.
We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset value in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

   Distribution Charge.
We deduct a daily distribution charge at an annual rate of .15% of your daily net asset value in the Variable Account. (See "Deductions for Distribution Charge".)

   Certificate Maintenance Charge.
We deduct an annual $36 certificate maintenance charge from Variable Account Value for administrative expenses. In certain instances, we may waive this charge. (See "Deductions for Certificate Maintenance Charge".)

   Transfer Charge.
Currently, there is no transfer charge. However, the Certificate permits us to charge you up to $25 for each transfer in excess of 12 in each year your Certificate is In Force.

   Premium Taxes.
We charge premium taxes against your Certificate Value. Currently such premium taxes range from 0% to 3.5%. (See "Deductions for Premium Taxes".)

   Federal Income Taxes.
You will not pay federal income taxes on the increases in the value of your Certificate until you make a withdrawal, such as a lump sum payment or annuity payment or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Certificate by returning it to us within ten days after you receive it. (See "Right to Revoke".) For most states, we will refund your Certificate Value, plus any distribution charges previously deducted, as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. You may ask us for the rules that apply to your state.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate.
&ltR&gt

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value between investment options. State premium taxes may also be deducted.
&lt/R&gt

Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Contingent Deferred Sales Charge (as a percentage of purchase payments):	7%*

Maximum Charge Per Transfer (currently $0):	$25**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***

*Completed Years from Date of Purchase Payment	Sales Charge
Up to 1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%

Surrender charges are deducted only if you totally or partially surrender the Certificate. You will not incur a surrender charge: (1) in the first Certificate Year where you withdraw an aggregate amount up to the Certificate's earnings (earnings equal the Certificate Value at time of withdrawal less purchase payments not previously withdrawn); (2) in the second and later Certificate Years where you withdraw (a) earnings, and (b) an amount up to 10% of the Certificate Value as of the preceding Certificate Anniversary, less earnings.

**Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. See "Deductions for Transfers of Variable Account Value."

*** The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."
&ltR&gt

The table below describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Eligible Fund fees and expenses.
&lt/R&gt

Annual Certificate Maintenance Charge	$36*

*This maintenance charge will be waived before the Income Date if: (1) it is the first Certificate Anniversary; (2) the Certificate Value is at least $40,000 on the date the charge is imposed; or (3) in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. This waiver will be determined annually.

Variable Account Annual Expenses (as a percentage of average net assets)

Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%
&ltR&gt

The table below shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Certificate. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.

Total Annual Eligible Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

(Expenses that are deducted from Eligible Fund assets, including management fees and other expenses)	0.60%	1.35%[1]

&lt/R&gt

1 The expenses shown do not reflect any fee waiver or expense reimbursement.
&ltR&gt

The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Funds' expenses in order to keep the Eligible Funds' expenses below specified limits. Nine Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds after all fee reductions and expense reimbursements are taken into consideration are 0.60% and 1.20%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.
&lt/R&gt

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate Owner transaction expenses, certificate fees, Variable Account annual expenses, and Eligible Fund fees and expenses, and are based on a sample Certificate with the maximum possible fees.

The Examples assume that you invest $10,000 in the Certificate for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Eligible Funds. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:
&ltR&gt

1 year	3 years	5 years	10 years
$975	$1,383	$1,919	$3,881
&lt/R&gt

(2) If you annuitize your Certificate OR if you do not surrender your Certificate at the end of the applicable time period:
&ltR&gt

1 year	3 years	5 years	10 years
$275	$902	$1,619	$3,881
&lt/R&gt

The Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Certificate Value upon full surrender, death or annuitization. The Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Certificate.

The Fee Table and Examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the Examples are not an estimate or a guarantee of future investment performance. For more information about the expenses of the Eligible Funds, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Eligible Funds.

CONDENSED FINANCIAL INFORMATION
&ltR&gt

	Accumulation Unit Values*
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

Alger Growth Portfolio***	$17.500	$18.148	773,354	2006
	15.838	17.500	1,696,477	2005
	15.224	15.838	1,529,463	2004
	11.421	15.224	1,822,080	2003
	17.284	11.421	2,549,749	2002
	19.876	17.284	3,138,182	2001
	23.647	19.876	3,819,292	2000
	17.928	23.647	2,912,320	1999
	12.277	17.928	1,103,433	1998
	9.900	12.277	197,652	1997

Alger Small Cap Portfolio	12.119	14.343	342,108	2006
	10.512	12.119	815,251	2005
	9.145	10.512	639,810	2004
	6.514	9.145	812,339	2003
	8.954	6.514	1,039,224	2002
	12.882	8.954	1,193,797	2001
	17.942	12.882	1,284,652	2000
	12.685	17.942	1,032,743	1999
	11.134	12.685	650,319	1998
	10.065	11.134	161,530	1997

AllianceBernstein Global Bond Portfolio	12.721	13.169	487,799	2006
	13.968	12.721	834,217	2005
	12.920	13.968	984,963	2004
	11.567	12.920	1,177,409	2003
	10.032	11.567	1,530,026	2002
	10.201	10.032	1,925,057	2001
	10.224	10.201	2,398,033	2000
	11.042	10.224	2,012,750	1999
	9.811	11.042	864,622	1998
	9.883	9.811	205,125	1997

AllianceBernstein Large Cap Growth Portfolio***	17.472	17.155	1,174,738	2006
	15.386	17.472	1,868,066	2005
	14.364	15.386	2,441,,993	2004
	11.777	14.364	3,036,552	2003
	17.219	11.777	4,123,763	2002
	21.091	17.219	5,537,148	2001
	25.636	21.091	6,740,158	2000
	19.646	25.636	5,481,341	1999
	13.463	19.646	2,283,763	1998
	10.198	13.463	317,794	1997

Columbia Strategic Income Fund	19.637	20.735	1,425,229	2006
	19.596	19.637	2,258,745	2005
	18.038	19.596	2,470,113	2004
	15.448	18.038	2,967,375	2003
	14.433	15.448	3,945,327	2002
	14.102	14.433	4,614,656	2001
	14.291	14.102	5,357,894	2000
	14.237	14.291	5,550,475	1999
	13.616	14.237	3,004,440	1998
	12.642	13.616	559,013	1997

Columbia International Fund	12.793	15.792	1,561,618	2006
	11.463	12.793	2,691,069	2005
	10.221	11.463	2,946,585	2004
	7.646	10.221	3,592,487	2003
	8.948	7.646	2,869,382	2002
	11.996	8.948	3,503,887	2001
	14.919	11.996	3,656,245	2000
	10.761	14.919	3,357,343	1999
	9.660	10.761	2,761,742	1998
	10.075	9.660	968,792	1997

Columbia Large Cap Value Fund	29.152	33.971	1,726,422	2006
	27.785	29.152	3,224,760	2005
	24.767	27.785	3,459,220	2004
	20.965	24.767	4,067,379	2003
	27.237	20.965	2,714,296	2002
	27.788	27.237	3,065,182	2001
	27.196	27.788	3,250,402	2000
	24.622	27.196	3,282,447	1999
	20.781	24.622	2,033,475	1998
	15.935	20.781	481,689	1997

MFS Emerging Growth Series	14.096	14.999	432,446	2006
	13.090	14.096	655,039	2005
	11.751	13.090	822,325	2004
	9.149	11.751	1,025,793	2003
	14.006	9.149	1,378,942	2002
	21.355	14.006	1,768,032	2001
	26.934	21.355	2,177,096	2000
	15.455	26.934	1,676,384	1999
	11.680	15.455	1,076,139	1998
	9.716	11.680	211,030	1997

MFS Research Series	14.271	15.549	757,598	2006
	13.423	14.271	1,143,458	2005
	11.749	13.423	1,351,444	2004
	9.553	11.749	1,631,168	2003
	12.837	9.553	2,130,020	2002
	16.531	12.837	2,772,530	2001
	17.617	16.531	3,244,606	2000
	14.400	17.617	2,803,066	1999
	11.834	14.400	1,643,616	1998
	9.978	11.834	476,726	1997

Columbia Large Cap Growth Fund	33.184	36.076	287,322	2006
	32.124	33.184	751,971	2005
	33.223	32.124	645,968	2004
	26.898	33.223	756,940	2003
	39.052	26.898	1,141,918	2002
	52.532	39.052	1,308,572	2001
	60.541	52.532	1,591,366	2000
	44.829	60.541	1,106,820	1999
	35.538	44.829	537,753	1998
	27.242	35.538	62,291	1997

Columbia Asset Allocation Fund	31.092	34.278	691,713	2006
	29.594	31.092	1,478,877	2005
	27.284	29.594	1,360,695	2004
	22.966	27.284	1,506,542	2003
	26.381	22.966	2,686,039	2002
	29.460	26.381	3,067,751	2001
	30.197	29.460	3,549,710	2000
	27.188	30.197	2,553,234	1999
	24.497	27.188	1,435,204	1998
	21.264	24.497	334,688	1997

Columbia Federal Securities Fund	24.663	25.227	559,326	2006
	24.378	24.663	1,150,933	2005
	23.736	24.378	1,221,332	2004
	23.449	23.736	1,514,448	2003
	21.665	23.449	2,270,050	2002
	20.526	21.665	2,044,237	2001
	18.762	20.526	1,986,431	2000
	18.826	18.762	1,905,670	1999
	17.874	18.826	1,213,317	1998
	16.621	17.874	278,723	1997

Columbia Money Market Fund	15.776	16.293	2,036,715	2006
	15.559	15.776	3,617,791	2005
	15.640	15.559	2,864,972	2004
	15.750	15.640	2,334,395	2003
	15.774	15.750	4,730,143	2002
	15.437	15.774	4,200,338	2001
	14.762	15.437	4,225,006	2000
	14.284	14.762	3,734,162	1999
	13.780	14.284	1,645,971	1998
	13.288	13.780	141,308	1997

Columbia Small Company Growth Fund	36.218	40.149	88,604	2006
	35.755	36.218	150,419	2005
	32.523	35.755	206,479	2004
	26.898	32.523	213,667	2003
	30.646	26.898	237,316	2002
	34.541	30.646	273,753	2001
	37.025	34.541	316,182	2000
	25.351	37.025	242,409	1999
	31.085	25.351	219,819	1998
	29.237	31.085	70,397	1997
&lt/R&gt

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value for 1996 is as of November 18, 1996, which is the date the Eligible Fund Sub-account first became available.
&ltR&gt

*** Alger Growth Portfolio and AllianceBernstein Large Cap Growth Portfolio are no longer available for investment.
&lt/R&gt

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.
&ltR&gt
&lt/R&gt

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA’s Life Insurance Ethical Market Conduct Program.

The Variable Account was established by Keyport Life Insurance Company ("Keyport") a predecessor of Sun Life (U.S.), on January 30, 1996, pursuant to the provisions of Rhode Island law, as a segregated investment account. On December 31, 2003, Keyport was merged with and into Sun Life (U.S.). The Variable Account survived the merger intact. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. We reserve the right to limit each subsequent purchase payment to at least $1,000. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion. Additional purchase payments are allocated to a Certificate based on the applicable sub-account accumulation unit value(s) next determined after we receive it.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:

●	We will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

●	We will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate with a copy of an application containing that information. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Certificate offers Sub-accounts that invest in a number of Eligible Fund investment options. More comprehensive information about the Eligible Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Eligible Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Eligible Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Eligible Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Eligible Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in your voting instructions and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect you, including withdrawal of the Variable Account from participation in the underlying Eligible Funds which are involved in the conflict or substitution of shares of other Eligible Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Eligible Funds may reimburse us for administrative costs in connection with administering the Eligible Funds as options under the Certificates. These amounts are not charged to you or the Eligible Funds, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Eligible Funds, and may be managed by a Eligible Fund's portfolio manager(s). While an Eligible Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between an Eligible Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any written requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Currently, we do not charge a transfer fee. We reserve the right to charge a fee for each transfer in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

Frequent Transfers

The Certificates are not designed for frequent transfer activity. If you wish to employ such strategies, do not purchase a Certificate. Transfer limitations and other restrictions described below, are subject to our ability to monitor transfer activity. Some Certificate Owners and their third party intermediaries engaging in frequent transfer activity may employ a variety of strategies to avoid detection. Despite our efforts to prevent frequent transfer activity, there is no assurance that we will be able to identify such Certificate Owners or intermediaries or curtail their transfer activity.

A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

     Limitations on Transfers

We discourage frequent transfers of Certificate Value among the Sub-accounts. Accordingly, we have established the following policies and procedures to limit the number and frequency of transfers:

●	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Certificate Owners prior to its effectiveness, and

●
we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Certificate Owners prior to its effectiveness. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days. Transactions pursuant to optional investment-related programs, such as dollar cost averaging and portfolio rebalancing, are not considered in the application of these limits.

By applying these limitations, we intend to protect the interests of all Certificate Owners invested in the Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

     Waiver of Transfer Limitations

In certain limited situations, we may accommodate transfers more frequent than one every 30 days. Therefore, we reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Certificate;

●	when the Certificate Owner changes;

●	when control of the Certificate passes to the designated beneficiary upon death of the Owner or Annuitant;

●	when necessary in our view to avoid hardship to a Certificate Owner; or

●	when Eligible Funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

If significant trading activity trading results as a consequence of waiving the transfer limitations, it could expose Contract Owners to certain risks. The significant trading activity could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the significant trading activity could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the limitations on transfers policy and the permitted waivers of that policy are applied uniformly, some Certificate Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of transfer policy could result in an unequal treatment of Certificate Owners by permitting some Certificate Owners to engage in frequent transfers while prohibiting others from doing the same.
&ltR&gt

     Eligible Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described above under "Limitations on Transfers"), most of the Eligible Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Eligible Fund's shares. These policies (the "Eligible Funds' Shareholder Trading Policies") are intended to protect the Eligible Fund from short-term trading or other trading practices that are potentially harmful to the Eligible Fund. The Eligible Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Eligible Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Eligible Funds' request) information about each amount you cause to be deposited into an Eligible Fund (including by way of Purchase Payments and transfers under your Certificate) or removed from the Eligible Fund (including by way of withdrawals and transfers under your Certificate). If an Eligible Fund identifies you as having violated the Eligible Fund's Shareholder Trading Policies, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Eligible Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Eligible Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Eligible Fund or directing any transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund's Shareholder Trading Policies, which are disclosed in the Eligible Funds' current prospectuses.

Eligible Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Eligible Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Eligible Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Limitations on Transfers." Also, if an Eligible Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Eligible Fund. For these and other reasons, we may disagree with the timing or substance of a Eligible Fund's requests for information from us or with any transaction limits or restrictions that the Eligible Fund requests us to impose upon our customers. If any such disagreement with respect to an Eligible Fund cannot be satisfactorily resolved, the Eligible Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.
&lt/R&gt

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:

●	to operate the Variable Account in any form permitted by law;

●	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

●	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

●	to add, combine or remove Sub-accounts in the Variable Account; and

●	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate.

Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary.

We will waive this charge before the Income Date if:

●	it is the first Certificate Anniversary;

●	the Certificate Value is at least $40,000 on the date we impose this charge; or

●
in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. The waiver will be determined annually as of each Certificate Anniversary.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and after the Income Date, we deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

●	you have selected variable annuity Option A; and

●	the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the Death Benefits described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates". Additionally, we may, in certain circumstances described in "Sales of the Certificates" offer to credit additional interest from our general account to a purchase payment upon receipt as an allowance for future deductions of the mortality and expense risk charge.

Deductions for Daily Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificate. We do not deduct the distribution charge during the annuity period.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative distribution charge limit. We do not deduct this charge from the values of the Certificates issued to our employees and other persons specified in "Sales of the Certificates". We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a partial withdrawal or surrender your Certificate.

To determine whether we will deduct a contingent deferred sales charge if you surrender your Certificate, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a particular purchase payment.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn. Beginning with the second Certificate Year, you may withdraw earnings, and an amount up to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings. We will deduct a contingent deferred sales charge with respect to withdrawals in excess of these amounts.

We will deduct the contingent deferred sales charge resulting from an excess withdrawal in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the contingent deferred sales charge we deduct will equal the amount of your surrender multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%. We will deduct the contingent deferred sales charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you surrender.

We keep a record of all amounts we have deducted for all contingent deferred sales charges and daily distribution charges. We will never deduct more than a total of 9% from your purchase payments for sales and distribution charges.

The contingent deferred sales charge is used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Selling dealers may receive up to 7.00% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the contingent deferred sales charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The contingent deferred sales charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Under the "Systematic Withdrawal Program" on page 21 and under other permitted circumstances, we may allow the 10% withdrawal amount to be available in the first Certificate Year. If so, the initial purchase payment will be substituted for the Certificate Value.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occurs outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 3.5% of either total purchase payments or Certificate Value.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, and the daily distribution charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Funds describes these deductions and expenses.

OTHER SERVICES

The Programs. We offer the following investment-related programs which are available only prior to the Income Date:

●	asset allocation;

●	dollar cost averaging;

●	systematic investment; and

●	systematic withdrawal programs.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, the transfers between and among Sub-accounts and the Fixed Account are not subject to a transfer fee and are not counted as one of the 12 free transfers. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

We impose no charge for participating in the asset allocation, dollar cost averaging, systematic investment, or systematic withdrawal programs.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-accounts or Fixed Account Certificate Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits.

If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Columbia Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur about 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period. If you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Columbia Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 P.M. Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

Asset Allocation Program. Previously you could select from five asset allocation model portfolios that were separately developed by Ibbotson Associates:

●	Model A - Capital Preservation,

●	Model B - Income and Growth,

●	Model C - Moderate Growth,

●	Model D - Growth, and

●	Model E - Aggressive Growth.

Sun Life (U.S.) has determined that Ibbotson Associates will no longer be periodically reviewing or changing the models for the asset allocation program and these models are no longer available for investment. If you previously elected one of the models developed by Ibbotson Associates, we will continue to automatically allocate your Purchase Payments and rebalance your Certificate Value on a quarterly basis among the Sub-accounts that are currently available in the model you chose, without further instruction, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

The Fixed Account is not available in any asset allocation model. You may allocate subsequent purchase payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account’s investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each quarter, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among the Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts. If you choose to allocate your purchase payments at such a pre-set percentage among the Sub-accounts, we will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

You may terminate the program at any time or change the percentages by notifying us in writing. We must receive your changes ten days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions of a set dollar amount directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. You may specify the amount of each partial withdrawal, subject to a minimum of $100. You may make systematic withdrawals from any Sub-accounts or any Fixed Account option. However, any withdrawal from a Fixed Account option with a Guarantee Period whose original length is three or more years may be subject to a market value adjustment. (See Appendix A.)

In each Certificate Year, you may withdraw portions of Certificate Value without any contingent deferred sales charge ("free withdrawal amount"). If your withdrawals under the program exceed the free withdrawal amount, the excess will be subject to the applicable contingent deferred sales charge. We will add any unrelated voluntary partial withdrawal you make during a Certificate Year with withdrawals pursuant to the program to determine the applicability of any contingent deferred sales charge.

Unless you specify the Sub-account(s) or the Fixed Account option from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable contingent deferred sales charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program when making additional purchase payments under the Certificate, if you would incur a contingent deferred sales charge or receive taxable income as a result of the withdrawal. In either circumstance, it might be financially advantageous for you not to pay the purchase payment and forego the systematic withdrawal, thereby avoiding payment of the surrender charge or potential tax liability. However, if you own a Non-Qualified Certificate and are under 59½, terminating a systematic withdrawal program or skipping a payment may subject you to penalty tax.

Systematic withdrawals may have adverse federal income tax consequences and you should, therefore, consult with a qualified tax professional before electing this option.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When Eligible Fund shares were first purchased on behalf of the Variable Account, each Accumulation Unit was valued at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:

(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus
	(ii)	the per share amount of any dividend or other distribution of the Eligible Fund made if the record date for such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus
	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus
	(iii)	a charge factor for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily distribution charge in (c)(ii) above. For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in (c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes must be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within ten days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. With respect to Certificates issued in exchange for a fixed annuity contract, we will refund the value of the old fixed annuity without consideration of the 3% interest credit in those states that require a return of premium. In states that require a return of Certificate Value, we will return the value of the old fixed annuity without consideration of the 3% interest credit as adjusted for positive or negative investment performance. Thus, the interest credit does not fully vest until the right to revoke period ends.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Certificate is In Force, you or any Joint Certificate Owner dies, or if the Annuitant dies when a non-natural person (such as a trust) owns the Certificate, we will treat the Designated Beneficiary as the Certificate Owner after such a death.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate can stay In Force until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may remain In Force for a period not to exceed five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its surrender value. If the Certificate is still in effect at the end of the five-year period, we will automatically end it by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die among you, any joint Certificate Owner, or Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person.

Upon the death of the Covered Person, we will increase the Certificate Value so that it equals the death benefit amount if it is less than the death benefit amount ("DBA"). The DBA is the greater of the "net purchase payment death benefit", the current Certificate Value or the "greatest Anniversary Value".

The net purchase payment death benefit is:

●	the initial purchase payment, plus

●	any additional purchase payments, minus

●	any partial withdrawals and any applicable contingent deferred sales charges.

Each day we determine the value of your Certificate during a Certificate Year, we will also value your "greatest Anniversary Value". The "greatest Anniversary Value" on the issue date is the initial purchase payment. Each day we will add to this amount any additional purchase payments made that day, and subtract an adjustment for withdrawals made that day. This adjustment equals the amount of the partial withdrawal:

●	divided by the Certificate Value immediately before the withdrawal; and

●	multiplied by the "greatest Anniversary Value" immediately before the withdrawal.

On each Certificate Anniversary, we compare the current Certificate Value to "greatest Anniversary Value", adjusted as described above. If the current Certificate Value exceeds the adjusted "greatest Anniversary Value", the current Certificate Value will become the new "greatest Anniversary Value". This new "greatest Anniversary Value" will be adjusted as described above during the following Certificate Year, if necessary. This process will continue until the Certificate Anniversary prior to the 81st birthday of the Covered Person. On this Certificate Anniversary, the greater of the current Certificate Value and the adjusted "greatest Anniversary Value" will become the new "greatest Anniversary Value". From that point on, the "greatest Anniversary Value" will not change unless subsequent purchase payments are made or withdrawals are taken, in which case the "greatest Anniversary Value" will be adjusted as described above.

When we receive due proof of the Covered Person's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Covered Person’s death and the 60th day after we receive proof of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period or surrenders it at any time after the death of a non-Covered Person, we will deduct any applicable contingent deferred sales charge. If the Designated Beneficiary does not surrender the Certificate, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●
any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, while the Certificate is In Force, the Annuitant dies, the Annuitant is not the Certificate Owner or a joint Certificate Owner, and the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no contingent annuitant, you will be the new Annuitant. If the Annuitant dies before you and any joint Certificate Owner, then the Annuitant is the Covered Person and we will increase the Certificate Value, as provided below, if it is less than the DBA, as defined above.

When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value is less than the DBA, we will increase the Certificate Value by the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. You may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Value without incurring any applicable contingent deferred sales charge. If you surrender the Certificate after 90 days, we will deduct any applicable contingent deferred sales charge.

DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. We will increase the Certificate Value, as provided below, if it is less than the DBA as defined above. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant’s death and the 60th day after we are notified of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period, we will deduct any applicable contingent deferred sales charge.

If the Designated Beneficiary does not surrender the Certificate, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, we will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable contingent deferred sales charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●
any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender under Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawal will reduce your future annuity payments.

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a qualified tax professional.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the annuity option or options you have chosen. We determine the amount of the payments on the Income Date by applying to the Option you choose for your payments:

●	your Certificate Value,

●	increased or decreased by applying a limited market value adjustment of Fixed Account Value described in Appendix A,

●	less any premium taxes not previously deducted, and

●	less a pro rata portion of any applicable certificate maintenance charge that would be due on the next Certificate Anniversary.

From the payment amount determined in this way, we also subtract a portion of any applicable certificate maintenance charge, calculated as described in "Deductions for Certificate Maintenance Charge".
Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application. If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of:

●	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or

●	any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

Change in Annuity Option and Income Date

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date. However, any Income Date must be:

●	for fixed annuity options, not earlier than the first Certificate Anniversary, and

●	not later than the earlier of

	(i)	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or
	(ii)	any maximum date permitted under state law.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We will determine the dollar amount of each fixed annuity payment by:

●
deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

●	dividing the remainder by $1,000; and

●	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:

●	Variable Account Value (less any premium taxes not previously deducted and less any applicable certificate maintenance charge) in its entirety to a variable annuity option, and

●	Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay periodic payments for a chosen number of years, not less than 5 nor over 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan ("PIP"). At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

●
the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (for the variable annuity this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless at the time you chose Option A you selected 3% per year in writing); less

●	any contingent deferred sales charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the option by the contingent deferred sales charge.

If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

●	we will continue payments during the remainder of the period to the successor payee; or

●
the successor payee may elect to receive in a lump sum the then present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless the payee chose 3% per year at the time the option was selected.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described below for calculating the present value of remaining annual payments and (2) use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay periodic payments during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

●	we will continue payments during the remainder of the period to the successor payee; or

●
such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless the payee had chosen 3% per year at the time the option was selected.

In the case of Options A and B, the present value of remaining payments referred to above will be based, for variable payments, on interest compounded annually at the current AIR or benchmark rate and on the assumption that each future payment is equal in amount to a payment determined using the applicable Sub-account annuity unit values for the Valuation Period which ends on the date of determination. For fixed annuity payments, the present value of the remaining fixed dollar payments will be based on interest compounded annually at the interest rate we used to create the annuity factor that was used in calculating the fixed payment amount.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay periodic payments for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected. The annuity purchase rates are based on an assumed annual investment return (AIR or benchmark rate) of 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

●	the sum of all Sub-account payments, less

●	the pro-rata amount of the annual certificate maintenance charge.

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% AIR payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:

●	the New York Stock Exchange is closed other than customary weekend or holiday closings;

●	trading on the Exchange is restricted;

●	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

●	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the latter two conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things whether the Certificate is issued under a Qualified Plan and, the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan ("Non-Qualified Certificate") or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Certificate"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible. Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Partial Withdrawals, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent’s death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the tax treatment applicable to persons inheriting and then selling mutual fund shares who receive a "stepped-up" basis equal to the date-of-death value of their shares and therefore will pay no tax on the sale of their shares unless the sale price exceeds the date-of-death value.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent the cash value (determined without regard to surrender charges) exceeds purchase payments. Then, to the extent the cash value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Certificate Value. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Certificate Value plus an additional amount representing the value of a death benefit and/or living benefit in your Certificate. If this were to occur, any withdrawal could have a higher proportion of the withdrawal derived from taxable investment earnings.

For partial withdrawals under a Qualified Certificate, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Certificate transferred.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract’s cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero.

With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments, if any. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

The Code does not specifically address partial withdrawals after annuity payments have begun. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable Annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59½, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received for Non-Qualified Certificates:

●	after the taxpayer attains age 59½;

●	in a series of substantially equal periodic payments made for life or life expectancy;

●	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the primary Annuitant, as defined in the Code);

●	if the taxpayer becomes totally and permanently disabled; or

●
under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Similar exceptions to the 10% penalty tax apply to distributions from Qualified Certificates.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust or an eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

●	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates";

●
purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

●	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you as ordinary income in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Certificate and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Certificate. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we have reserved certain rights to alter the Certificates and investment alternatives to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. However, you bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Certificate in Qualified Plan, you should only consider the Certificate's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them, and, for Tax-Sheltered Annuities and traditional Individual Retirement Annuities, required minimum distribution requirements. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, excludes the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Certificate or otherwise, only:

●	when the employee attains age 59½, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code); or

●	in the case of hardship. A hardship distribution must be of contributions only and not of any income attributable to such contributions.

Even though a distribution may be permitted under these rules, it may be subject, in addition to income tax, to the 10% penalty tax as a premature distribution.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401(a), an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" and "Roth IRA", respectively. These traditional individual retirement annuities and Roth IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity. If you convert a traditional individual retirement annuity into a Roth IRA, the fair market value of the Certificate is included in taxable income. Under IRS Regulations and Revenue Procedure 2006-13, fair market value may exceed Certificate Value. Thus, you should consult with a qualified tax professional prior to any conversion.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Certificate is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Certificate's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Certificates issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Certificate’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Certificate (such as death and living benefits) will be added to the Certificate Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Certificate Value for RMD calculation purposes. First, if the only additional benefit provided under a Certificate is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Certificate Value. Second, if (1) the Certificate provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Certificate’s additional benefits is no more than 20% of the 12/31 Certificate Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit and/or living benefit in your Certificate could cause your RMD amount to be higher than it would be without such a benefit.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on the income portion of annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser’s country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.
&ltR&gt

REPORTS TO OWNERS

We will send you, by regular U.S. mail, confirmation of all purchase payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each calendar quarter, we will send you a statement showing your current Certificate Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last quarter including purchase payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.
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SALES OF THE CERTIFICATES

Certificates are sold by licensed insurance agents ("the Selling Agents") in those states where the Certificates may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with Sun Life (U.S.) and the principal underwriter, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sun Life (U.S.) (or its affiliates) pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate. The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by us to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Certificate Owner or the separate account. We intend to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments we receive for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement but it not expected to be more than 6.00% of purchase payments, and 0.25% annually, based on the Certificate Value of those payments. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of purchase payments and/or a percentage of Certificate Value and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling-Broker-Dealer for which he or she works, may receive in connection with your purchase of a Certificate.

We may sell Certificates with lower or no dealer compensation (1) to a person who is an officer, director, or employee of ours or an affiliate of ours or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the contingent deferred sales charge and (2) they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a contingent deferred sales charge under the Old VA at the time of the exchange. We will calculate any contingent deferred sales charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Additionally, under an exchange program from an Old FA, we may offer to credit the initial purchase payment upon receipt with additional interest equal to 3% of the purchase payment. Interest credited represents an allowance for future deductions of the mortality and expense risk charge consistent with anticipated cost savings. Such interest will be allocated on a pro-rata basis to the Sub-accounts you select. You should consult a qualified tax professional on the tax consequences of receiving this additional interest. Please see "Right to Revoke" provision for information on the amount you would receive if you exercise that right.
&ltR&gt

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. During 2004, 2005, and 2006, approximately $388,806, $947,149, and $770,652, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Certificates.
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LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Sun Life Assurance Company of Canada (U.S.), Client Service Department, P.O Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

APPENDIX A
The Fixed Account (Also Known as the Modified Guaranteed Annuity Account)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the market value adjustment.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account, including the Fixed Account, is not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you are agreeing to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of 1 year, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment to the Guarantee Period you select. Currently, you may select the 7-year Guarantee Period. Based on the length of the period and the period’s interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions. If you surrender or transfer any part of the Fixed Account Value before the end of the guarantee period, the value at the end of that period will not equal your original purchase payment amount.

For example, assume you choose the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase at that interest rate to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you selected.

Fixed Account Value

Fixed Account Value is equal to:

●	all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

●	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of fewer than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:

●	the transaction occurs at the end of the Guarantee Period, or

●	the Certificate is surrendered within 90 days of the date of death of the first Covered Person to die.

We apply the market value adjustment before we deduct any applicable contingent deferred sales charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) [(1+a)/(1+b)](n/12)-1

where:

"a" is the treasury rate for the initial number of years in your Guarantee Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) [(1.03)/(1+i)](y+d/#)-1

where:

"i"	is the guaranteed interest rate for your Guarantee Period;

"y"	is the number of complete 12-month periods that have elapsed in your guarantee period;

"d"	is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#"	is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula a’s full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:

(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the first and fifteenth of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date which occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and/or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of a Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period’s Fixed Account Value to the Columbia Money Market Sub-account unless we have received:

●	your election of a new Guarantee Period from among those we offer at that time; or

●	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to one transfer every 30 days with a $2,000,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limitations on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern Time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B
Telephone Instructions

Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

●	we receive your written revocation,

●	we discontinue the privilege, or

●	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day

8. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

9. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

Distributed by:
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, MA 02481

Issued by:
Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481

&ltR&gt

K.A.VAP 5/2007
&lt/R&gt

Yes. I would like to receive the Keyport Advisor Variable Annuity Statement of Additional Information.
Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:
The Alger American Fund
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Insurance Trust I
AllianceBernstein Variable Products Series Fund, Inc.
MFS Variable Insurance Trust
&ltR&gt
Sun Capital Advisers Trust
&lt/R&gt
Name
Address
City
State
Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481

NO POSTAGE
NECESSARY
IF MAILED
IN THE
UNITED STATES

PART B

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Sun Life (U.S.)")

&ltR&gt

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Advisor variable annuity prospectus dated April 25, 2007. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life (U.S.) at P.O. Box 9133, Wellesley Hills, MA 02481 or by calling (800) 367-3653.
&lt/R&gt

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

&ltR&gt

The date of this statement of additional information is April 25, 2007.

KA2007.SAI
&lt/R&gt

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp. For additional information about Sun Life (U.S.), see page 11 of the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all of the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The portion of your first payment based on your interest in a Sub-account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of your interest in that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option and the assumed annual investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (U.S.)at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Sun Life (U.S.) uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Eligible Fund shares were first purchased on behalf of the Variable Account, each Annuity Unit for each Sub-account was valued at a specified dollar amount. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each AIR, Sun Life (U.S.)calculates a net investment factor for each Sub-account by dividing (a) by (b), where:

(a)	is equal to the net investment factor as defined in the prospectus without any deduction for the Distribution Charge defined in (c)(ii) of the net investment factor formula; and

(b)
is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR. The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Sun Life (U.S.)to change the Sub-account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Sun Life (U.S.)receives the request, Sun Life (U.S.)will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Sun Life (U.S.) acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Sun Life (U.S.) has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), a subsidiary of Sun Life (U.S.).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
&ltR&gt

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 27, 2007, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, as described in Note 1), and have been so included in their reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Keyport Variable Account A that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report dated April 20, 2007 accompanying the financial statements expresses an unqualified opinion) and have been so included in their reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
&lt/R&gt

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of Sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity Sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.
&ltR&gt

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2006	2005	2004

Revenues:
Premiums and annuity considerations	$59,192	$51,982	$58,820
Net investment income	1,206,081	1,112,529	1,134,257
Net derivative income (loss)	9,089	16,474	(98,419)
Net realized investment (losses) gains	(44,511)	16,925	96,074
Fee and other income	398,622	362,275	357,011

Total revenues	1,628,473	1,560,185	1,547,743

Benefits and expenses:
Interest credited	633,405	637,502	673,442
Interest expense	130,802	123,279	128,522
Policyowner benefits	156,970	187,013	141,377
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	399,182	243,821	82,876
Other operating expenses	231,434	196,543	214,495

Total benefits and expenses	1,551,793	1,388,158	1,240,712

Income before income tax (benefit) expense, minority interest and cumulative effect of change in accounting principles	76,680	172,027	307,031

Income tax (benefit) expense:
Federal	(1,717)	40,091	71,352
State	105	(2)	(98)
Income tax (benefit) expense	(1,612)	40,089	71,254

Income before minority interest and cumulative
effect of change in accounting principles	78,292	131,938	235,777

Minority interest share of (loss) income	-	(1,214)	5,561

Income before cumulative effect of change in accounting principles	78,292	133,152	230,216

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 in 2004	-	-	(8,940)

Net income	$78,292	$133,152	$221,276

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2006	December 31, 2005
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $13,623,450 and $15,620,827 in 2006 and 2005, respectively)	$13,637,973	$15,677,148
Trading fixed maturities at fair value (amortized cost of $3,838,732 and $1,982,762 in 2006 and 2005, respectively)	3,856,053	1,984,848
Subordinated note from affiliate held-to-maturity (fair value of $630,751 and $645,755 in 2006 and 2005, respectively)	600,000	600,000
Mortgage loans	2,273,176	1,739,370
Derivative instruments - receivable	653,854	487,947
Limited partnerships	193,728	222,148
Real estate	186,891	170,510
Policy loans	709,626	701,769
Other invested assets	950,226	554,917
Cash and cash equivalents	578,080	347,654
Total investments and cash	23,639,607	22,486,311

Accrued investment income	291,218	261,507
Deferred policy acquisition costs	1,234,206	1,341,377
Value of business acquired	47,744	53,670
Deferred federal income taxes	3,597	4,360
Goodwill	701,451	701,451
Receivable for investments sold	33,241	79,860
Reinsurance receivable	1,817,999	1,860,680
Other assets	153,230	122,239
Separate account assets	21,060,255	19,095,391

Total assets	$48,982,548	$46,006,846

LIABILITIES

Contractholder deposit funds and other policy liabilities	$19,428,625	$18,668,578
Future contract and policy benefits	750,112	768,297
Payable for investments purchased	218,465	248,733
Accrued expenses and taxes	144,695	150,318
Debt payable to affiliates	1,325,000	1,125,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,605,626	1,652,517
Derivative instruments - payable	160,504	197,765
Other liabilities	1,178,086	766,657
Separate account liabilities	21,060,255	19,095,391

Total liabilities	46,479,194	43,281,082

Commitments and contingencies - Note 19

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2006 and 2005	$6,437	$6,437
Additional paid-in capital	2,143,408	2,138,880
Accumulated other comprehensive income	14,030	19,260
Retained earnings	339,479	561,187

Total stockholder’s equity	2,503,354	2,725,764

Total liabilities and stockholder’s equity	$48,982,548	$46,006,846

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2006	2005	2004

Net income	$78,292	$133,152	$221,276

Other comprehensive loss:
Net change in unrealized holding (losses) gains on available-for sale securities, net of tax and policyholder amounts (1)	(46,229)	(79,814)	23,103
Minimum pension liability adjustment, net of tax (2)	326	(1,842)	-
Reclassification adjustments of realized investment losses (gains) into net income, net of tax (3)	40,673	(79,722)	(70,146)

Other comprehensive loss	(5,230)	(161,378)	(47,043)

Comprehensive income (loss)	$73,062	$(28,226)	$174,233

(1)	Net of tax (benefit) expense of $(25.5) million, $(43.0) million and $12.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.
(2)	Net of tax (expense) benefit of $(0.2) million and $1.0 million for the years ended December 31, 2006 and 2005, respectively.
(3)	Net of tax benefit (expense) of $ 21.9 million, $(42.9) million and $(37.8) million for the years ended December 31, 2006, 2005 and 2004, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder’s
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital		60,000			60,000
Dividends				(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

Net income	-	-	-	78,292	78,292
Additional paid-in-capital	-	4,528	-	-	4,528
Dividends	-	-	-	(300,000)	(300,000)
Other comprehensive loss	-	-	(5,230)	-	(5,230)

Balance at December 31, 2006	$ 6,437	$ 2,143,408	$ 14,030	$ 339,479	$ 2,503,354

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2006	2005	2004

Cash Flows From Operating Activities:
Net income from operations	$78,292	$133,152	$221,276
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share (loss) income	-	(1,214)	5,561
Net amortization of premiums on investments	58,379	60,195	82,123
Amortization of DAC and VOBA	399,182	243,821	82,876
Depreciation and amortization	4,608	3,985	3,025
Non cash derivative activity	(17,315)	(93,478)	(18,690)
Net realized losses (gains) on investments	44,511	(16,925)	(96,074)
Net (gains) losses on trading investments	(15,235)	80,324	7,237
Net change in unrealized and undistributed (gains) in private equity limited partnerships	(29,120)	(48,244)	(58,981)
Interest credited to contractholder deposits	633,405	637,502	671,101
Deferred federal income taxes	4,180	22,047	72,648
Cumulative effect of change in accounting principles, net of tax	-	-	8,940
Changes in assets and liabilities:
DAC additions	(262,895)	(261,917)	(346,996)
Accrued investment income	(29,711)	17,916	5,545
Future contract and policy benefits	(6,619)	25,123	(42,530)
Other, net	96,793	155,865	211,882
Net (purchases) sales of trading fixed maturities	(1,866,153)	(651,921)	27,801
Net cash (used in) provided by operating activities	(907,698)	306,231	836,744

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,872,190	5,685,008	10,472,377
Mortgage loans	248,264	117,438	205,740
Real estate	-	947	-
Net cash from disposition of subsidiary	-	17,040	39,687
Other invested assets	184,646	483,700	144,145
Purchases of:
Available-for-sale fixed maturities	(4,002,244)	(5,269,211)	(10,367,260)
Mortgage loans	(780,592)	(390,376)	(698,776)
Real estate	(20,619)	(6,648)	(86,743)
Other invested assets	(489,493)	(171,539)	(910,784)
Net changes in other investing activities	399,514	(239,910)	728,637
Net change in policy loans	(7,857)	(5,464)	(3,418)
Net change in short-term investments	-	(4,576)	705

Net cash provided by (used in) investing activities	$1,403,809	$216,409	$(475,690)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2006	2005	2004

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,520,138	$2,720,141	$2,552,431
Withdrawals from contractholder deposit funds	(3,690,351)	(3,404,468)	(2,867,815)
Net cash of Sun Capital Advisers LLC	-	-	(2,910)
Debt proceeds	200,000	100,000	-
Dividends paid to stockholder	(300,000)	(150,600)	(150,000)
Additional capital contributed	-	-	60,000
Other, net	4,528	6,992	42,004
Net cash used in financing activities	(265,685)	(727,935)	(366,290)

Net change in cash and cash equivalents	230,426	(205,295)	(5,236)

Cash and cash equivalents, beginning of year	347,654	552,949	558,185

Cash and cash equivalents, end of year	$578,080	$347,654	$552,949

Supplemental Cash Flow Information
Interest paid	$130,686	$122,474	$120,195

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid $200.0 million in dividends to its direct parent, Sun Life of Canada (U.S.) Holdings Inc. (the "Parent"), consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of Sun Capital Advisers LLC. valued at $6.6 million to its indirect parent, Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc..

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to the Parent its interest in Sun Capital Advisers LLC. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") and its subsidiaries are primarily engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct wholly-owned subsidiary of the Parent. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

As of December 31, 2004, SLC - U.S. Ops Holdings was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company incorporated in 1865 and a direct wholly-owned subsidiary of SLF. On January 4, 2005, a reorganization was completed under which most of SLOC’s asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned direct subsidiary of SLF. The Company is now an indirect subsidiary of Sun Life Financial Corp., and continues to be an indirect subsidiary of SLF.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE") and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On December 31, 2004, Sun Capital Advisers LLC ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company’s wholly-owned subsidiary. As of December 31, 2004, SCA’s total assets were $8.1 million. SCA’s net income was $1.9 million for the year ended December 31, 2004.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company’s net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2006, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, long-term disability and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company, a life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a register broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"), the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC. During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "Trust"), whereby the Company is the sole beneficiary of the Trust. As the sole beneficiary of the Trust, the Company is required to consolidate the Trust under the requirements of Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51." Accordingly, the assets and liabilities of the Trust are included in the Company’s consolidated financial statements. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $56.8 million of liabilities.

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company’s interest in the VIE was sold on April 19, 2005.

The Company has a greater than or equal to 20% involvement in five VIEs at December 31, 2006. The Company is a creditor in three trusts and two limited liability companies that were used to finance commercial mortgages, franchise receivables and equipment used in utility generation. The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $30.1 million and $40.2 million at December 31, 2006 and 2005, respectively. The notes relating to the VIE’s mature between July 2007 and October 2024. See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on the Company’s intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available-for-sale fixed maturities are mortgage-backed securities in the To Be Announced form ("TBA"). The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately-placed fixed maturities, fair values are estimated by taking into account prices for publicly-traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts ("GICs"), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive income (loss). DAC was increased (decreased) by $6.9 million and $(12.8) million at December 31, 2006 and 2005, respectively, to reflect unrealized losses and (gains).

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive income (loss). VOBA was increased (decreased) by $0.5 million and $(1.2) million at December 31, 2006 and 2005, respectively, to account for unrealized investment losses and (gains).

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport Life Insurance Company ("Keyport") on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2006 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits. Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves. Loss recognition testing is done periodically to make sure that these assumptions remain adequate. Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value. These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period. These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders. The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2006, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily relate from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit (‘GMIB’), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit (‘GMWB’) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

On September 29, 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost. The measurement date is required to be the company's fiscal year end. SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008. See Note 9 with respect to the effects of adoption of SFAS No. 158 on the Company.

In September 2006, the Securities and Exchange Commission ("SEC") Staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB No. 108"), which addresses how the effects of prior year uncorrected financial statement misstatements should be considered in current year financial statements. SAB No. 108 requires registrants to quantify misstatements using both balance sheet and income statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relative quantitative and qualitative factors. The requirements of SAB No. 108 are effective for annual financial statements covering the first fiscal year ending after November 15, 2006. The Company’s adoption of SAB No. 108 during the year ended December 31, 2006 had no impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP did not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In May of 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS No. 154"). This statement is effective for fiscal years beginning after December 15, 2005. SFAS No. 154 changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. SFAS No. 154 applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The adoption of SFAS No. 154 did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2004, the Company adopted SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption of SOP 03-1.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157, "Fair Value Measurements." The Company is currently evaluating the impact, if any, that SFAS No. 159 may have on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The Company is currently evaluating the impact, if any, that SFAS No. 157 may have on the Company’s consolidated financial statements.

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48").

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS No. 156"), an amendment to SFAS No. 140. SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation. The option to subsequently measure servicing rights at fair value will allow entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133. SFAS No. 156 is effective for fiscal years beginning after September 15, 2006. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The adoption of this statement will not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments" ("SFAS No. 155"), an amendment to SFAS No. 133 and SFAS No. 140. Among other things, SFAS No. 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity’s first fiscal year beginning after September 15, 2006. At initial application of SFAS No. 155, the fair value election provided for in paragraph 4(c) may be applied for hybrid financial instruments that were bifurcated under paragraph 12 of SFAS No. 133 prior to the initial application of SFAS No. 155.

In January 2007, the FASB provided a scope exception under SFAS No. 155 for securitized interests that only contain an embedded derivative that is tied to the prepayment risk of the underlying prepayable financial assets, and for which the investor does not control the right to accelerate the settlement. If a securitized interest contains any other embedded derivative (for example, an inverse floater), then it would be subject to the bifurcation tests in SFAS No. 133, as would securities purchased at a significant premium. Following the issuance of the scope exception by the FASB, changes in the market value of the Company’s investment securities would continue to be made through other comprehensive income, a component of stockholders’ equity. The Company does not expect that the January 1, 2007 adoption of SFAS No. 155 will have a material impact on the Company’s financial position, results of operations or cash flows. However, to the extent that certain of the Company’s future investments in securitized financial assets do not meet the scope exception adopted by the FASB, the Company’s future results of operations may exhibit volatility if such investments are required to be bifurcated or marked to market value in their entirety through the income statement, depending on the election made by the Company.

In September of 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption of SOP 05-1 is not expected to have a material impact on the Company’s financial position or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On September 6, 2006, the Company entered into an agreement with the Trust, whereby the Company is the sole beneficiary of the Trust. As of December 31, 2006, total assets of the Trust were $56.6 million. As the sole beneficiary of the Trust, the Company is required to consolidate this Trust under the requirements of FASB Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51." Accordingly, the assets and liabilities of the Trust are included in the Company’s consolidated financial statements. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $56.8 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company’s wholly-owned subsidiary. As of December 31, 2004, SCA’s net assets were $8.1 million. SCA’s net income for the year ended December 31, 2004 was $1.9 million.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company’s net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.4 million, $11.3 million and $24.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $212.4 million, $170.4 million and $136.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC") under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.7 million and $5.8 million for the years ended December 31, 2006 and 2005, respectively. There were no expenses incurred for the year ended December 31, 2004.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL") under which SLISIL provides various insurance related and information systems services to the Company. Expenses under this agreement amounted to approximately $19.6 million, $13.9 million and $10.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $22.6 million, $23.4 million and $22.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market value of the fixed rent for the term which is then ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $10.6 million, and $11.8 million in 2006, 2005 and 2004, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2006, the Company declared and paid $300.0 million in cash dividends to the Parent. In 2005, the Company declared and paid $200.0 million in dividends to the Parent, consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its indirect parent, SLC - U.S. Ops Holdings.

On December 31, 2004, the Company received a $60.0 million capital contribution from its indirect parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.3 million, $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2006, 2005 and 2004, respectively.

In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company for the year ended December 31, 2006. In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

At December 31, 2006, the Company had $460.0 million in promissory notes maturing June 30, 2012 issued to an affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"). The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2006, 2005 and 2004, respectively. The proceeds of the notes were used to purchase fixed-rate government and corporate bonds.

At December 31, 2006 and 2005, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2006, 2005 and 2004, respectively.

At December 31, 2006 and 2005, the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2006, 2005 and 2004, respectively.

At December 31, 2006 and 2005, the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by the Parent. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2006, 2005 and 2004, respectively.

The Company purchased a total of $140.0 million in promissory notes from MFS in 2004 and 2003. Interest earned for the years ended December 31, 2005 and 2004 was $4.2 million and $4.0 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend. The Company recognized a loss of $0.6 million on the transfer of these notes to the Parent.

During the years ended December 31, 2006, 2005 and 2004, the Company paid $24.3 million, $23.2 million and $35.0 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD. The Company received reimbursement of $3.2 million for the year ended December 31, 2006 related to this agreement. In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million and $5.9 million for the years ended December 31, 2005 and 2004, respectively.

During the years ended December 31, 2006, 2005 and 2004, the Company paid $20.1 million, $25.1 million and $45.1 million, respectively, in commission fees to Independent Financial Marketing Group, Inc., an affiliate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $1.5 million and $2.4 million for the year ended December 31, 2006 and 2005. SCA was a consolidated entity of the Company through December 31, 2004.

The Company paid $14.9 million and $16.4 million for the years ended December 31, 2006 and 2005 in investment management services fees to SCA, an affiliate and registered investment adviser.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes"). On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes. The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006. Total interest credited for the funding agreements was $14.9 million for the year ended December 31, 2006.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.

In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006. The Company expensed $1.7 million for interest on this demand note for the year ended December 31, 2006.

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes"). The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II. The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes. Total interest credited for the funding agreement was $30.7 million for the year ended December 31, 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II. The Company expensed $3.4 million for interest on this demand note for the year ended December 31, 2006.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations. The net interest payable under this swap agreement was $0.2 million at December 31, 2006.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005. The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes. The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $49.5 million and $20.7 million for the years ended December 31, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC. The Company expensed $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations. The net interest (payable) receivable under these swap agreements was $(0.5) million and $0.1 million at December 31, 2006 and 2005, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2006 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/2012	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	Libor plus 0.35%	07/6/2010	100,000	5,518
Sun Life Financial Global Funding II, L.L.C.	Demand	Libor plus 0.26%	07/6/2011	100,000	3,428
Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/6/2013	100,000	1,660
				$ 1,325,000	$ 79,645

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS

Fixed Maturities
The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 4,415,712	$ 38,390	$ (58,980)	$ 4,395,122
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 30,751	$ -	$ 630,751

Total held-to-maturity fixed maturities	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross
	Cost	Gains	Losses	Fair Value
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 353,571	$ 3,851	$ (3,479)	$ 353,943
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)
The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross
	Cost	Gains	Losses	Fair Value
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2006
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 410,397	$ 410,402
Due after one year through five years	2,206,629	2,226,776
Due after five years through ten years	3,807,300	3,791,183
Due after ten years	2,783,412	2,814,491
Subtotal - Maturities available-for-sale	9,207,738	9,242,852
Asset-backed securities	4,415,712	4,395,121
Total Available-for-sale	$ 13,623,450	$ 13,637,973

Maturities of trading fixed securities:
Due in one year or less	$ 138,476	$ 138,797
Due after one year through five years	1,342,987	1,345,899
Due after five years through ten years	1,757,081	1,764,447
Due after ten years	246,617	252,968
Subtotal - Maturities of trading	3,485,161	3,502,111
Asset-backed securities	353,571	353,942
Total Trading	$ 3,838,732	$ 3,856,053

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 630,751
Gross gains of $39.2 million, $61.0 million and $152.5 million and gross losses of $92.3 million, $38.9 million and $45.4 million were realized on the sale of fixed maturities for the years ended December 31, 2006, 2005 and 2004, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $10.9 million at December 31, 2006 and 2005, respectively, were on deposit with federal and state governmental authorities as required by law.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

As of December 31, 2006 and 2005, 96.5% and 94.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2006, 2005 and 2004, the Company incurred realized losses totaling $6.3 million, $29.7 million and $32.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on all of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million, $1.7 million and $7.0 million for the years ended December 31, 2006, 2005 and 2004, respectively. The fair market value of these investments was $24.4 million and $29.8 million for the years ended December 31, 2005 and 2004, respectively. As of December 31, 2006, the Company did not have any holding for issuers that were in default.

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed and Mortgage Backed Securities	912,875	(5,565)	1,978,436	(53,415)	2,891,311	(58,980)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:

	Less Than Twelve Months		Twelve Months Or More		Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company’s process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The Company’s analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company’s ability and intention, if any, to dispose of its position prior to the fair value increasing so as to allow recovery of the Company’s cost. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company’s impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed and Mortgage Backed Securities	368	741	1,109
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

The Company has made funding commitments of private placement bonds into the future. The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006. There were no outstanding funding commitments for private placement bonds at December 31, 2005.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $53.3 million and $71.3 million at December 31, 2006 and 2005, respectively.

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2006	2005

Total mortgage loans	$ 2,273,176	$ 1,739,370

Real estate:
Held for production of income	186,891	170,510
Total real estate	$ 186,891	$ 170,510

Accumulated depreciation on real estate was $27.2 million and $23.0 million at December 31, 2006 and 2005, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has impaired mortgage loans and impaired-but-performing mortgage loans totaling $3.9 million and $6.3 million at December 31, 2006 and 2005, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2006	2005
Property Type:
Office building	$ 864,486	$ 703,927
Residential	115,822	87,874
Retail	998,291	751,041
Industrial/warehouse	310,346	264,567
Other	175,050	108,743
Valuation allowances	(3,928)	(6,272)
Total	$ 2,460,067	$ 1,909,880

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4.  INVESTMENTS (CONTINUED)

	2006	2005
Geographic region:

Alaska	$ 3,041	$ -
Alabama	7,824	8,070
Arizona	56,964	48,113
Arkansas	474	-
California	179,502	144,829
Colorado	32,294	33,238
Connecticut	15,016	30,026
Delaware	20,445	15,194
Florida	264,316	140,592
Georgia	86,510	80,802
Idaho	2,635	-
Illinois	47,777	23,118
Indiana	23,471	19,950
Iowa	364	-
Kansas	6,089	-
Kentucky	32,000	25,623
Louisiana	38,314	32,186
Maine	12,508	-
Maryland	58,318	64,724
Massachusetts	141,485	142,421
Michigan	15,522	6,799
Minnesota	40,259	53,157
Missouri	88,348	34,567
Mississippi	770	-
Montana	483	-
Nebraska	12,615	7,948
Nevada	7,304	7,509
New Hampshire	961	-
New Jersey	44,003	36,042
New Mexico	10,097	7,386
New York	313,204	240,390
North Carolina	44,866	43,111
North Dakota	2,150	-
Ohio	145,692	128,525
Oklahoma	4,900	-
Oregon	23,910	11,968
Pennsylvania	136,091	118,709
South Carolina	31,688	-
South Dakota	977	-
Tennessee	41,161	32,430
Texas	295,284	211,889
Utah	30,710	29,718
Virginia	16,825	17,386
Washington	77,525	73,326
West Virginia	4,874	-
Wisconsin	18,663	19,494
All other	25,766	26,912
Valuation allowances	(3,928)	(6,272)
Total	$ 2,460,067	$ 1,909,880

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

At December 31, 2006, scheduled mortgage loan maturities were as follows:

2007	$ 31,619
2008	41,168
2009	42,433
2010	53,443
2011	150,548
Thereafter	1,953,965
Total	$ 2,273,176

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $99.0 million and $115.8 million at December 31, 2006 and 2005, respectively.

During 2004, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company’s other assets for failure of debtors to pay when due. The value of the Company’s retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million for its 2004 securitization transaction. The Company did not sell any commercial mortgage loans in securitization transactions in 2005 or 2006.

The tranches retained through the 2004 securitization were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O
Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2006 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 646	$ 275
Fair value of retained interests	674	109
Weighted average life in years	4.06 - 7.56	0.93

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	674	109
Fair value of retained interest as a result of a .30% of adverse change	674	109

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	672	109
Fair value of retained interest as a result of a 20% of adverse change	670	109

The outstanding principal amount of the securitized commercial mortgage loans was $849.6 million at December 31, 2006, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2006 were as follows in regards to tranches retained for securitizations completed between the years 2000 and 2003:

Commercial Mortgages
Amortized cost of retained
Interests	$ 23,063
Fair value of retained interests	23,819
Weighted average life in years	2.98 - 13.73

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	23,532
Fair value of retained interest as a result of a .30% of adverse change	23,406

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	23,074
Fair value of retained interest as a result of a 20% of adverse change	22,362

The outstanding principal amount of the securitized commercial mortgage loans was $872.8 million at December 31, 2006, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2006.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $895.3 million and $495.7 million at December 31, 2006 and 2005, respectively. Fees earned on securities lending transactions were $2.3 million, $1.9 million and $1.2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Leveraged Leases (continued)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2006	2005
Lease contract receivable	$ 18,631	$ 25,914
Less: non-recourse debt	-	(1,410)
Net Receivable	18,631	24,504
Estimated value of leased assets	20,795	21,420
Less: unearned and deferred income	(6,506)	(9,178)
Investment in leveraged leases	32,920	36,746
Less: fees	(113)	(138)
Net investment in leveraged leases	$ 32,807	$ 36,608

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

From 2000 through 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $(90.2) million, $197.1 million and $(83.3) million for the years ended December 31, 2006, 2005 and 2004, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:

	2006	2005	2004
Net expense on swap agreements	$(7,749)	$(64,915)	$(62,514)
Change in fair value of swap agreements (interest rate, currency, and equity)	8,392	101,320	(43,977)
Change in fair value of options, futures and embedded derivatives	8,446	(19,931)	8,072
Net derivative income (losses)	$9,089	$16,474	$(98,419)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2006 and 2005, $43.0 million and $35.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2006
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$10,759,984	$ (84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$ 493,350

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2006	2005	2004

Fixed maturities	$ (53,120)	$ 21,873	$ 108,603
Equity securities	519	(6)	3,375
Mortgage and other loans	1,543	614	858
Real estate	-	318	-
Other invested assets	(19)	12,741	(1,601)
Other than temporary declines	(6,329)	(29,707)	(32,494)
Sales on previously impaired assets	12,895	11,092	17,333

Total	$ (44,511)	$ 16,925	$ 96,074

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2006	2005	2004

Fixed maturities	$ 991,738	$ 921,803	$ 1,030,973
Mortgage and other loans	135,515	103,253	83,986
Real estate	10,460	11,047	11,615
Policy loans	44,516	37,595	42,821
Other	38,858	55,245	(19,715)
Gross investment income	1,221,087	1,128,943	1,149,680
Less: Investment expenses	15,006	16,414	15,423
Net investment income	$ 1,206,081	$ 1,112,529	$ 1,134,257

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 578,080	$ 578,080	$ 347,654	$ 347,654
Fixed maturities	18,094,026	18,124,777	18,261,996	18,307,751
Equity securities	15,895	15,895	15,427	15,427
Mortgages	2,273,176	2,267,327	1,739,370	1,790,629
Derivatives instruments -receivables	653,854	653,854	487,947	487,947
Policy loans	709,626	709,626	701,769	701,769
Separate accounts	21,060,255	21,060,255	19,095,391	19,095,391

Financial liabilities:
Contractholder deposit funds and other policy liabilities	19,428,625	18,051,332	18,668,578	17,449,961
Derivative instruments - payables	160,504	160,504	197,765	197,765
Long-term debt to affiliates	1,325,000	1,370,223	1,125,000	1,178,918
Partnership capital securities	607,826	630,751	607,826	645,755
Separate accounts	21,060,255	21,060,255	19,095,391	19,095,391

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly-traded fixed maturities are based upon market prices or dealer quotes. For privately-placed fixed maturities, fair values are estimated by taking into account prices for publicly-traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices. Equity securities are included as a component of other invested assets.

Mortgage: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company’s reinsurance agreements by segment follows (see Note 15 for segmented information).

Wealth Management Segment

The Wealth Management Segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.6 billion and $1.7 billion as of December 31, 2006 and 2005, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $97.0 million, $82.7 million and $91.2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains. The Company also reduced interest credited by $76.0 million, $57.5 million and $79.6 million for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.0 million, $13.1 and $13.6 million for the years ended December 31, 2006, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $37.8 million, $33.3 million and $28.7 million for the years ended December 31, 2006, 2005 and 2004, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY’s group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly-renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY’s group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly- renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY. The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY. The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2006	2005	2004
Premiums and annuity considerations:
Direct	$ 61,713	$ 54,915	$ 62,939
Ceded	2,521	2,933	4,119
Net premiums and annuity considerations:	$ 59,192	$ 51,982	$ 58,820

Policyowner benefits:
Direct	$ 197,872	$ 225,936	$ 170,381
Ceded	40,902	38,923	29,004
Net policyowner benefits:	$ 156,970	$ 187,013	$ 141,377

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees. These plans are the staff qualified pension plan ("retirement plan"), the agent qualified pension plan ("agent pension plan") and the staff nonqualified pension plan ("UBF plan"). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986. Most qualified pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006, the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company. Effective January 1, 2006, the plan was divided, with the Company taking over the pension benefit obligation ("PBO") and the associated unrecognized gain/loss and prior service cost/credit. The Company has included the allocated PBO in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The Company amended the retirement plan effective January 1, 2006, including the following relating to the retirement plan:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan, (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;.

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended effective January 1, 2006, as follows:

To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "grandfathered employee" or a "Rule 75 employee."

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

A Rule 75 employee shall mean an active employee (i) who is not a grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For grandfathered employees and Rule 75 employees, retiree medical coverage is provided at reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("SFAS No. 158"), which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost. The measurement date -- the date at which the benefit obligation and plan assets are measured -- is required to be the Company's fiscal year end. SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008. The Company has adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008. The Company recognized a liability of $2.3 million as a result of adoption of SFAS No. 158. The statement does not affect the results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the retirement plan, agent pension plan and UBF plan projected benefit obligations and assets, as well as such plans’ funded status at December 31:

	2006	2005
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 229,545	$ 215,439
Other (uninsured benefit plan split)	28,118	-
Service cost	6,024	10,948
Interest cost	15,064	13,839
Actuarial loss (gain)	(9,862)	17,780
Benefits paid	(7,509)	(6,105)
Plan amendments	-	2,344
Curtailment loss (gain)	-	(24,700)
Projected benefit obligation at end of year	$ 261,380	$ 229,545

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 252,096	$ 233,551
Contributions	(496)	(1,250)
Actual return on plan assets	25,621	25,900
Benefits paid	(7,509)	(6,105)
Fair value of plan assets at end of year	$ 269,712	$ 252,096
Information on the funded status of the plan:
Funded status	$ 8,332	$ 22,551
Unrecognized net actuarial loss	-	7,802
Unrecognized transition obligation	-	(10,392)
Unrecognized prior service cost	-	3,945
4th quarter contribution	(1,108)	(1,550)
Prepaid benefit cost	$ 7,224	$ 22,356

The accumulated benefit obligation for the retirement plan, agent pension plan and UBF plan at December 31, 2006 and 2005 was $249.4 million and $222.4 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’s Consolidated Balance Sheets consist of the following as of December 31:

	2006	2005
Other assets	$ 38,345	$ 26,600
Other liabilities	(31,121)	(4,245)
	$ 7,224	$ 22,355

Amounts recognized in the Company’s Consolidated Accumulated Other Comprehensive Income ("AOCI") consist of the following:

2006

Net actuarial gain	$ (1,923)
Prior service cost	3,564
Transition asset	(8,299)
$ (6,658)

Amounts included in the Company’s AOCI for the following periods:

	December 31, 2005	December 31, 2006 (before the adoption of statement 158)	December 31, 2006

Additional Minimum Liability included in AOCI	$ 2,834	$ -	$ -
Amount included in AOCI after the adoption of SFAS No. 158	$ -	$ -	$ (6,658)

The retirement plan and agent pension plan were overfunded at December 31, 2006. The funded status of the UBF plan as of December 31, 2006 was as follows:

2006

Plan assets	$ -
Less: Projected benefit obligations	27,209
Funded status	$ (27,209)

Accumulated benefit obligation	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The agent pension plan was overfunded at December 31, 2005. The funded status of the retirement plan as of December 31, 2005 was as follows:

2005

Plan assets	$ 211,612
Less: Projected benefit obligations	219,802
Funded status	$ (8,190)

Accumulated benefit obligation	$ 212,630

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs for the retirement plan, agent pension plan and UBF plan for the years ended December 31:

	2006	2005	2004

Components of net periodic benefit cost:
Service cost	$ 6,024	$ 10,948	$ 9,873
Interest cost	15,065	13,839	12,118
Expected return on plan assets	(21,672)	(20,092)	(17,704)
Amortization of transition obligation asset	(2,093)	(3,051)	(3,051)
Amortization of prior service cost	266	855	855
Curtailment loss	-	1,856	-
Recognized net actuarial loss	437	1,918	3,140
Net periodic benefit (benefit) cost	$ (1,973)	$ 6,273	$ 5,231
The Company’s share of net periodic benefit (benefit) cost	$ (1,973)	$ 4,116	$ 4,272

Prior to becoming the plan sponsor of the UBF plan, the cost recognized for the Company’s participation in the UBF plan was $2.9 million and $1.9 million for the years ended December 31, 2005 and 2004, respectively.

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2007 are as follows:

Actuarial gain	$ (70)
Prior service cost	266
Transition asset	(2,093)
Total	$ (1,897)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2006	2005	2004
Discount rate	6.0%	5.8%	6.2%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net periodic benefit cost were as follows:

	Pension Benefits
	2006	2005	2004

Discount rate	5.8%	6.2%	6.1%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2006) to determine its overall long term rate of return on asset assumption. Applying Ibbotson’s annualized market returns of 12.3% stock, 5.8% bonds and 3.8% cash to the Company’s target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company’s retirement plan and agent pension plan assets for 2006 and 2005 measurement, and the target allocation for 2007, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2007	2006	2005

Equity Securities	60%	63%	61%
Debt Securities	25%	27%	30%
Commercial Mortgages	15%	10%	9%
Other	-%	-%	-%
Total	100%	100%	100%

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent pension plan, the Company will not be making contributions to the plan in 2007. The Company will be making a contribution of $1.1 million to the UBF plan in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2007 through 2016:

Pension Benefits
2007	7,852
2008	8,438
2009	8,936
2010	9,447
2011	10,035
2012 to 2016	69,668

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, employee contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments to the 401(k) Plan, including the following.

Effective January 1, 2006, the 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the "RIA"). The Company contributes a percentage of participant’s eligible compensation as determined per the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year-

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation as determined per the following chart based on the participant’s age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on the applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The amount of the 2006 employer contributions under the 401(k) Plan by the Company and its affiliates was $16.3 million. Amounts are allocated to affiliates based on their respective employees’ contributions. The Company’s portion of the expense was $10.8 million, $4.6 million and $2.8 million for the years ended December 31, 2006, 2005 and 2004, respectively. The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in the Retirement Plan’s obligations and assets, as well as the plan’s funded status at December 31:

Change in benefit obligation:	2006	2005

Benefit obligation at beginning of year	$ 51,300	$ 48,453
Service cost	1,311	1,333
Interest cost	2,967	2,994
Actuarial (gain) loss	(7,220)	4,596
Benefits paid	(2,756)	(2,884)
Federal Subsidy	250	-
Plan Amendments	-	(3,192)
Benefit obligation at end of year	$ 45,852	$ 51,300

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,756	2,884
Benefits paid	(2,756)	(2,884)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (45,852)	$ (51,301)
Unrecognized net actuarial loss	-	22,741
4th quarter contribution	600	686
Unrecognized prior service cost	-	(5,609)
Accrued benefit cost	$ (45,252)	$ (33,483)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’s Consolidated Balance Sheets Consist of the following:

	2006	2005

Other liabilities	$ (45,252)	$ (33,483)

Amounts recognized in the Company’s AOCI consist of the following:

2006

Net actuarial loss	$ 14,070
Prior service credit	(5,080)
Transition liability	$ 8,990

Amounts included in the Company’s AOCI for the following periods:

	December 31, 2005	December 31, 2006 (before the adoption of statement 158)	December 31, 2006

Additional Minimum Liability included in AOCI	$ -	$ -	$ -
Amount included in AOCI after the adoption of SFAS No. 158	$ -	$ -	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,311	$ 1,333
Interest cost	2,967	2,994
Amortization of prior service cost	(529)	(241)
Recognized net actuarial loss	1,450	1,273
Net periodic benefit cost	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 4,501	$ 4,947

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2007 are as follows:

Actuarial (gain)/loss	$ 912
Prior service (credit)/cost	(529)

Total	$ 383

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2006	2005	2004
Discount Rate	6.0%	5.8%	6.2%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:

	Other Benefits
	2006	2005	2004
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

In order to measure the post-retirement benefit obligation for 2006, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 9% in 2007 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,100	$ (3,674)

Effect on total of service and interest cost	$ 357	$ (335)

The Company has estimated the following future benefit payments for the years 2007 through 2016:

	Other Benefits	Expected Federal Subsidy
2007	$ 3,074	$ 238
2008	3,186	247
2009	3,300	254
2010	3,386	256
2011	3,416	257
2012 to 2016	$ 17,914	$ 1,214

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

10. FEDERAL INCOME TAXES

In June 2006, the FASB issued FIN 48. FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2006, as the Company did for the years ended December 31, 2005 and 2004. The Company’s subsidiary, SLNY, will file a stand-alone federal income tax return for the year ended December 31, 2006 as it did for the years 2005 and 2004. A summary of the components of federal income tax expense (benefit) in the Company’s consolidated statements of income for the years ended December 31 is as follows:

	2006	2005	2004
Federal income tax (benefit) expense:
Current	$ (5,897)	$ 11,239	$ (5,331)
Deferred	4,180	28,852	76,683

Total federal income tax (benefit) expense	$ (1,717)	$ 40,091	$ 71,352

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate at 35%. The Company's effective rate differed from the statutory federal income tax rate as follows:

	2006	2005	2004

Federal income tax expense at statutory rate	$ 26,838	$ 60,210	$ 107,446
Low income housing credit	(6,225)	(5,947)	(6,021)
Separate account dividend received deduction	(13,090)	(10,150)	(10,500)
Prior year items, including settlements	(8,396)	(2,802)	(17,351)
Other items	(844)	(1,220)	(2,222)

Federal income tax (benefit) expense	$ (1,717)	$ 40,091	$ 71,352

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2006	2005
Deferred tax assets:
Actuarial liabilities	$ 128,848	$ 250,818
Net operating loss	7,954	-
Investments, net	146,116	40,866
Other	-	281
Total deferred tax assets	282,918	291,965

Deferred tax liabilities:
Deferred policy acquisition costs	(250,469)	(287,605)
Other	(28,852)	-
Total deferred tax liabilities	(279,321)	(287,605)

Net deferred tax asset	$ 3,597	$ 4,360

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company made income tax payments of $22.7 million in 2006 and received income tax refunds of $32.0 million in 2005. The Company did not have any net income tax payments for 2004. At December 31, 2006, the Company has $8.0 million of tax benefit on operating loss carryforwards that begin to expire in 2017.

The Company’s federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. In August of 2006 the Company was issued a Revenue Agent’s Report for the tax years 2001 and 2002. The IRS is currently conducting a federal income tax audit of the Company for the tax years 2003 and 2004. In the Company’s opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company’s consolidated financial statements. However, the amounts of these tax liabilities are estimates and could be revised in the future.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, included within future contract and policy benefits, related to the Company’s group life, group disability insurance and stop loss products is summarized below:

	2006	2005

Balance at January 1	$ 33,141	$ 32,571
Less reinsurance recoverable	(5,886)	(6,381)
Net balance at January 1	27,255	26,190
Incurred related to:
Current year	26,644	23,881
Prior years	(1,294)	(3,143)
Total incurred	25,350	20,738
Paid losses related to:
Current year	(14,881)	(13,860)
Prior years	(6,941)	(5,813)
Total paid	(21,822)	(19,673)

Balance at December 31	36,689	33,141
Less reinsurance recoverable	(5,906)	(5,886)

Net balance at December 31	$ 30,783	$ 27,255

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1,294 and $3,143 in 2006 and 2005, respectively. The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the AICPA’s SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder’s equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the reserve for the GMDB’s and GMIB’s at December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

The following roll-forward summarizes the reserve for the GMDB’s and GMIB’s at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2005	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

GMAB’s or GMWB’s are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB’s or GMWB’s constituted an asset in the amount of $8.4 million and $0.2 million at December 31, 2006 and 2005, respectively.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC. Previously some bonuses were deferred and amortized while others were expensed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2006	2005
Balance at January 1	$ 1,341,377	$ 1,147,181
Acquisition costs deferred	264,648	261,058
Amortized to expense during the year	(391,585)	(226,355)
Adjustment for unrealized investment losses during the year	19,766	159,493
Balance at December 31	$ 1,234,206	$ 1,341,377

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2006	2005
Balance at January 1	$ 53,670	$ 24,130
Amortized to expense during the year	(7,597)	(17,467)
Adjustment for unrealized investment losses during the year	1,671	47,007
Balance at December 31	$ 47,744	$ 53,670

15. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards. The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection segments from the Corporate segment.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products, and funding agreements. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options. Additionally, the Company consolidates the Trust as a component of the Wealth Management Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net income	166,309	3,118	2,147	49,702	221,276

Total assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (CONTINUED

As described earlier, effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards. The following provides a summary of the amounts allocated from the Corporate segment to the other segments related to the allocation of income on capital for the years presented:

Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$38,474	$5,397	$775	$(44,646)	$-

Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$37,108	$1,429	$362	$(38,899)	$-

Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$31,482	$1,015	$277	$(32,774)	$-

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus, and net income were as follows:

	Unaudited for the Years ended December 31,
	2006	2005	2004

Statutory capital and surplus	$ 1,610,425	$ 1,778,241	$ 1,822,812
Statutory net income	123,305	140,827	249,010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

17. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $171.2 million in 2007 without prior approval from the Delaware Commissioner of Insurance.

In 2006, the Company’s board of directors approved and the Company paid $300.0 million in dividends to the Parent with the prior approval of the Delaware Commissioner of Insurance. In 2005, the Company’s board of directors approved and the Company paid $200.0 million in dividends to the Parent, consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company’s board of Directors approved and the Company paid $150.0 million of cash dividends to the Parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2006, 2005 or 2004.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities. No dividends were paid by Independence Life during 2006, 2005 or 2004.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:

	2006	2005	2004
Unrealized gains on available-for-sale securities	$ 38,400	$ 56,493	$ 485,553
Reserve allocation	(9,346)	(22,039)	-
Minimum pension liability adjustment	(1,516)	(2,834)	-
DAC allocation	(2,719)	(12,842)	(172,945)
VOBA allocation	470	(1,201)	(48,208)
Tax effect and other	(11,259)	1,683	(83,762)

Accumulated Other Comprehensive Income	$ 14,030	$ 19,260	$ 180,638

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2006, minimum future lease payments under such leases were as follows:

2007	$ 5,421
2008	2,554
2009	1,472
2010	1,072
2011	1,031
Total	$ 11,550

Total rental expense for the years ended December 31, 2006, 2005 and 2004 was $7.6 million, $8.5 million and $16.3 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2006, the minimum future lease payments under the sublease agreements were as follows:

2007	$ 1,887
2008	293
Total	$ 2,180

20. SUBSEQUENT EVENT

On March 21, 2007, the Parent notified the Partnership that it would redeem the $600 million of 8.526% subordinated debentures and the Partnership notified the Capital Trust, the holders of the $600 million of 8.526% partnership capital securities, that it will use the proceeds from the redemption of the subordinated debentures to redeem the partnership capital securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006.  Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants’ Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 27, 2007

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A
Statements of Assets and Liabilities
December 31, 2006
Assets
Investment in:	Shares	Cost	Value

AIM Variable Insurance Funds, Inc. :
AIM VI Capital Appreciation Series I Sub-Account ("AIM VI Capital Appreciation Series I")	587,342	$20,393,192	$15,400,097
AIM VI Core Equity Fund Sub-Account ("AIM VI Core Equity Fund")	631,166	15,823,342	17,180,328
AIM VI International Growth Series I Sub-Account ("AIM VI International Growth Series I")	1,261,132	24,642,014	37,115,125

Alger American Fund :
Alger American Growth Portfolio Sub-Account ("Alger American Growth Portfolio")	600,590	28,905,365	24,756,325
Alger American Small Capitalization Portfolio Sub-Account ("Alger American Small Capitalization Portfolio")	325,212	13,510,004	9,242,528

AllianceBernstein Variable Products Series Fund, Inc. :
AllianceBernstein Balanced Shared Portfolio (B) Sub-Account ("AllianceBernstein Balanced Shared Portfolio (B)")	70,481	1,214,210	1,422,310
AllianceBernstein Global Bond Portfolio (A) Sub-Account ("AllianceBernstein Global Bond Portfolio (A)")	775,500	9,015,148	8,988,046
AllianceBernstein Global Bond Portfolio (B) Sub-Account ("AllianceBernstein Global Bond Portfolio (B)")	307,612	3,423,407	3,528,310
AllianceBernstein Global Technology Portfolio (B) Sub-Account ("AllianceBernstein Global Technology Portfolio (B)")	703,033	23,543,156	11,909,372
AllianceBernstein Growth & Income Portfolio (A) Sub-Account ("AllianceBernstein Growth & Income Portfolio (A)")	118,504	2,583,916	3,222,127
AllianceBernstein Growth & Income Portfolio (B) Sub-Account ("AllianceBernstein Growth & Income Portfolio (B)")	1,630,900	36,971,969	43,920,143
AllianceBernstein Growth Portfolio (B) Sub-Account ("AllianceBernstein Growth Portfolio (B)")	41,501	630,997	825,869
AllianceBernstein International Growth Portfolio (B) Sub-Account ("AllianceBernstein International Growth Portfolio (B)")	210,307	3,334,021	6,351,257
AllianceBernstein International Research Growth Portfolio (B) Sub-Account ("AllianceBernstein International Research Growth Portfolio (B)")	44,826	583,298	1,011,715
AllianceBernstein Large Cap Growth Portfolio (A) Sub-Account ("AllianceBernstein Large Cap Growth Portfolio (A)")	937,458	22,963,210	25,189,489
AllianceBernstein Large Cap Growth Portfolio (B) Sub-Account ("AllianceBernstein Large Cap Growth Portfolio (B)")	812,889	30,958,930	21,435,884
AllianceBernstein Real Estate Investment Portfolio (A) Sub-Account ("AllianceBernstein Real Estate Investment Portfolio (A)")	36,095	382,738	824,040

UBS Series Trust :
U.S. Allocation Portfolio Sub-Account ("U.S. Allocation Portfolio")	457,545	7,492,558	7,018,743

Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (A) Sub-Account ("Columbia Asset Allocation Fund, VS (A)")	2,961,442	46,633,927	46,850,010
Columbia Asset Allocation Fund, VS (B) Sub-Account ("Columbia Asset Allocation Fund, VS (B)")	2,762,009	42,159,382	43,501,641
Columbia Federal Securities Fund, VS (A) Sub-Account ("Columbia Federal Securities Fund, VS (A)")	2,206,487	23,387,883	23,123,984
Columbia Federal Securities Fund, VS (B) Sub-Account ("Columbia Federal Securities Fund, VS (B)")	6,222,170	66,170,936	64,710,572
Columbia High Yield Fund, VS (A) Sub-Account ("Columbia High Yield Fund, VS (A)")	351,039	3,886,065	4,043,974
Columbia High Yield Fund, VS (B) Sub-Account ("Columbia High Yield Fund, VS (B)")	1,149,235	12,727,186	13,250,678
Columbia International Fund , VS (A) Sub-Account ("Columbia International Fund , VS (A)")	14,582,273	29,238,027	35,872,393
Columbia International Fund , VS (B) Sub-Account ("Columbia International Fund , VS (B)")	2,304,698	2,874,833	5,646,510
Columbia Large Cap Growth Stock Fund, VS (A) Sub-Account ("Columbia Large Cap Growth Stock Fund, VS (A)")	817,007	30,525,295	22,206,251
Columbia Large Cap Growth Stock Fund, VS (B) Sub-Account ("Columbia Large Cap Growth Stock Fund, VS (B)")	529,537	25,719,889	14,339,849
Columbia Large Cap Value Fund, VS (A) Sub-Account ("Columbia Large Cap Value Fund, VS (A)")	4,372,375	78,576,993	85,742,272
Columbia Large Cap Value Fund, VS (B) Sub-Account ("Columbia Large Cap Value Fund, VS (B)")	1,808,510	30,118,069	35,338,280
Columbia Mid Cap Value Fund, VS (A) Sub-Account ("Columbia Mid Cap Value Fund, VS (A)")	10,327	134,535	198,694
Columbia Mid Cap Value Fund, VS (B) Sub-Account ("Columbia Mid Cap Value Fund, VS (B)")	1,834,026	25,752,939	35,194,954
Columbia Money Market Fund, VS (A) Sub-Account ("Columbia Money Market Fund, VS (A)")	116,027,363	116,027,363	116,027,363
Columbia S&P 500 Index Fund, VS (A) Sub-Account ("Columbia S&P 500 Index Fund, VS (A)")	8,829	105,017	109,484
Columbia S&P 500 Index Fund, VS (B) Sub-Account ("Columbia S&P 500 Index Fund, VS (B)")	3,132,832	31,633,982	38,659,141
Columbia Small Cap Value Fund, VS (A) Sub-Account ("Columbia Small Cap Value Fund, VS (A)")	382,221	3,497,626	7,900,514
Columbia Small Cap Value Fund, VS (B) Sub-Account ("Columbia Small Cap Value Fund, VS (B)")	879,272	9,767,804	18,121,796
Columbia Small Company Growth Fund, VS (A) Sub-Account ("Columbia Small Company Growth Fund, VS (A)")	321,998	5,379,337	4,115,136
Columbia Strategic Income Fund, VS (A) Sub-Account ("Columbia Strategic Income Fund, VS (A)")	3,733,600	42,669,427	36,215,918
Columbia Strategic Income Fund, VS (B) Sub-Account ("Columbia Strategic Income Fund, VS (B)")	4,419,924	41,882,264	42,740,666
Wanger International Select Fund Sub-Account ("Wanger International Select Fund")	402,751	5,456,928	10,721,225

Wanger Advisor Trust
Wanger International Small Cap Fund Sub-Account ("Wanger International Small Cap Fund")	625,403	10,399,058	26,123,078
Wanger Select Fund Sub-Account ("Wanger Select Fund")	1,079,645	16,476,143	28,232,706
Wanger US Smaller Companies Fund Sub-Account ("Wanger US Smaller Companies Fund")	1,400,688	29,753,587	50,929,000

Fidelity VIP Funds :
Fidelity VIP Equity Income Fund - SC2 Sub-Account ("Fidelity VIP Equity Income Fund - SC2")	1,831,306	40,206,526	47,375,874
Fidelity VIP III Dynamic Capital Appreciation Fund - SC2 Sub-Account ("Fidelity VIP III Dynamic Capital Appreciation Fund - SC2")	305,539	2,307,805	2,896,507
Fidelity VIP III Growth Opportunities Fund - SC2 Sub-Account ("Fidelity VIP III Growth Opportunities Fund - SC2")	936,533	14,635,407	16,885,699

Franklin Templeton Funds:
Templeton Developing Markets Securities Fund 2 Sub-Account ("Templeton Developing Markets Securities Fund 2")	376,944	2,777,484	5,198,058

MFS Variable Insurance Trust :
MFS Bond Series IC Sub-Account ("MFS Bond Series IC")	184,722	2,083,325	2,126,149
MFS Emerging Growth Series IC Sub-Account ("MFS Emerging Growth Series IC")	373,958	6,377,318	7,718,489
MFS Emerging Growth Series SC Sub-Account ("MFS Emerging Growth Series SC")	241,776	7,274,849	4,922,552
MFS Investors Growth Stock Series SC Sub-Account ("MFS Investors Growth Stock Series SC")	1,321,983	15,264,202	13,788,286
MFS Investors Trust Series SC Sub-Account ("MFS Investors Trust Series SC")	753,952	13,652,298	16,262,742
MFS New Discovery Series SC Sub-Account ("MFS New Discovery Series SC")	364,274	5,763,396	6,247,295
MFS Research Series IC Sub-Account ("MFS Research Series IC")	781,717	12,818,053	14,102,176

Rydex Variable Trust :
Rydex Consumer Products Fund Sub-Account ("Rydex Consumer Products Fund")	59	1,715	2,165
Rydex Energy Fund Sub-Account ("Rydex Energy Fund ")	377	9,664	12,499
Rydex Energy Services Fund Sub-Account ("Rydex Energy Services Fund")	1,243	20,106	37,043
Rydex Financial Services Fund, VS (A) Sub-Account ("Rydex Financial Services Fund, VS (A)")	1	26	37
Rydex Health Care Fund, VS(A) Sub-Account ("Rydex Health Care Fund, VS(A)")	73	1,758	2,070
Rydex Nova Fund Sub-Account ("Rydex Nova Fund")	62,460	630,596	630,223
Rydex OTC Fund Sub-Account ("Rydex OTC Fund")	120,012	3,180,236	1,846,983
Rydex Precious Metals Fund Sub-Account ("Rydex Precious Metals Fund")	18,103	124,477	227,735
Rydex Real Estate Fund Sub-Account ("Rydex Real Estate Fund")	330	11,111	16,561
Rydex US Government Money Market Fund Sub-Account ("Rydex US Government Money Market Fund")	1,427,537	1,427,537	1,427,537
Rydex VT Dynamic OTC Fund Sub-Account ("Rydex VT Dynamic OTC Fund")	5,536	124,564	129,869
Rydex VT Dynamic S&P 500 Fund Sub-Account ("Rydex VT Dynamic S&P 500 Fund")	2,483	50,365	53,897
Rydex VT Europe Advantage Fund Sub-Account ("Rydex VT Europe Advantage Fund")	162	4,394	4,797
Rydex VT Government Long Bond Advantage Fund Sub-Account ("Rydex VT Government Long Bond Advantage Fund")	1	9	9
Rydex VT Japan Advantage Fund Sub-Account ("Rydex VT Japan Advantage Fund")	170	5,598	4,619
Rydex VT Mid Cap Advantage Fund Sub-Account ("Rydex VT Mid Cap Advantage Fund")	1,891	56,194	45,755
Rydex VT Russell 2000 Advantage Fund Sub-Account ("Rydex VT Russell 2000 Advantage Fund")	1,360	55,468	55,971

Total Assets		$1,106,190,451	$1,191,279,394
See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities
December 31, 2006

Net Assets Applicable to Contract Owners:	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Net assets value	Units	Net assets value	Total units	Net assets
AIM VI Capital Appreciation Series I	1,108,067	13,135,378	187,537	$2,264,719	1,295,604	$15,400,097
AIM VI Core Equity Fund	1,425,439	15,415,652	163,027	1,764,676	1,588,466	17,180,328
AIM VI International Growth Series I	2,125,581	33,857,095	252,918	3,258,030	2,378,499	37,115,125
Alger American Growth Portfolio	1,201,022	21,798,595	160,523	2,957,730	1,361,545	24,756,325
Alger American Small Capitalization Portfolio	596,069	8,550,667	47,842	691,861	643,911	9,242,528
AllianceBernstein Balanced Shared Portfolio (B)	93,595	1,166,313	20,385	255,997	113,980	1,422,310
AllianceBernstein Global Bond Portfolio (A)	489,816	6,464,089	190,745	2,523,957	680,561	8,988,046
AllianceBernstein Global Bond Portfolio (B)	274,151	3,528,310	-	-	274,151	3,528,310
AllianceBernstein Global Technology Portfolio (B)	1,428,046	11,147,816	96,745	761,556	1,524,791	11,909,372
AllianceBernstein Growth & Income Portfolio (A)	164,926	2,897,257	18,493	324,870	183,419	3,222,127
AllianceBernstein Growth & Income Portfolio (B)	2,760,952	38,084,382	421,799	5,835,761	3,182,751	43,920,143
AllianceBernstein Growth Portfolio (B)	42,540	506,904	26,561	318,965	69,102	825,869
AllianceBernstein International Growth Portfolio (B)	371,290	6,063,180	17,515	288,077	388,804	6,351,257
AllianceBernstein International Research Growth Portfolio (B)	39,611	742,109	14,280	269,606	53,891	1,011,715
AllianceBernstein Large Cap Growth Portfolio (A)	1,286,370	22,068,484	193,674	3,121,005	1,480,043	25,189,489
AllianceBernstein Large Cap Growth Portfolio (B)	2,618,354	19,793,586	215,350	1,642,298	2,833,704	21,435,884
AllianceBernstein Real Estate Investment Portfolio (A)	24,355	766,217	1,838	57,823	26,192	824,040
Columbia Asset Allocation Fund, VS (A)	1,036,904	35,474,413	345,335	11,375,597	1,382,239	46,850,010
Columbia Asset Allocation Fund, VS (B)	1,040,983	35,261,439	327,388	8,240,202	1,368,372	43,501,641
Columbia Federal Securities Fund, VS (A)	774,142	19,528,719	137,311	3,595,265	911,454	23,123,984
Columbia Federal Securities Fund, VS (B)	2,299,149	57,037,962	301,740	7,672,610	2,600,889	64,710,572
Columbia High Yield Fund, VS (A)	328,715	3,508,675	50,115	535,299	378,830	4,043,974
Columbia High Yield Fund, VS (B)	1,109,239	11,841,748	131,862	1,408,930	1,241,102	13,250,678
Columbia International Fund , VS (A)	2,009,613	31,745,500	247,430	4,126,893	2,257,043	35,872,393
Columbia International Fund , VS (B)	204,844	4,269,947	65,670	1,376,563	270,514	5,646,510
Columbia Large Cap Growth Stock Fund, VS (A)	526,233	18,977,481	102,450	3,228,770	628,682	22,206,251
Columbia Large Cap Growth Stock Fund, VS (B)	360,713	12,854,255	62,455	1,485,594	423,168	14,339,849
Columbia Large Cap Value Fund VS, (A)	2,224,971	75,591,781	335,047	10,150,491	2,560,018	85,742,272
Columbia Large Cap Value Fund VS, (B)	972,578	32,698,073	106,689	2,640,207	1,079,267	35,338,280
Columbia Mid Cap Value Fund, VS (B)	1,942,372	33,287,934	110,346	1,907,020	2,052,718	35,194,954
Columbia Money Market Fund, VS (A)	6,581,820	106,467,755	604,370	9,559,608	7,186,191	116,027,363
Columbia S&P 500 Index Fund, VS (B)	3,759,379	35,307,941	354,508	3,351,200	4,113,887	38,659,141
Columbia Small Cap Value Fund, VS (A)	288,728	6,204,229	78,183	1,696,285	366,911	7,900,514
Columbia Small Cap Value Fund, VS (B)	782,593	16,719,293	64,932	1,402,503	847,524	18,121,796
Columbia Small Company Growth Fund, VS (A)	93,499	3,749,955	11,241	365,181	104,739	4,115,136
Columbia Strategic Income Fund, VS (A)	1,492,871	30,955,921	257,913	5,259,997	1,750,784	36,215,918
Columbia Strategic Income Fund, VS (B)	1,810,649	37,021,684	305,455	5,718,982	2,116,104	42,740,666
Fidelity VIP Equity Income Fund - SC2	3,011,790	42,868,599	314,178	4,507,275	3,325,969	47,375,874
Fidelity VIP III Dynamic Capital Appreciation Fund-SC2	203,564	2,848,378	3,626	48,129	207,189	2,896,507
Fidelity VIP III Growth Opportunities Fund - SC2	1,941,596	15,657,939	150,958	1,227,760	2,092,554	16,885,699
MFS Bond Series IC	131,594	1,879,867	17,240	246,282	148,834	2,126,149
MFS Emerging Growth Series IC	464,237	6,965,532	52,436	752,957	516,673	7,718,489
MFS Emerging Growth Series SC	320,788	4,746,572	12,401	175,980	333,189	4,922,552
MFS Investors Growth Stock Series SC	2,002,721	13,156,676	95,428	631,610	2,098,150	13,788,286
MFS Investors Trust Series SC	1,574,142	15,137,280	116,143	1,125,462	1,690,285	16,262,742
MFS New Discovery Series SC	662,294	6,027,315	23,989	219,980	686,283	6,247,295
MFS Research Series IC	817,082	12,704,866	91,220	1,397,310	908,302	14,102,176
Rydex Consumer Products Fund	57	2,165	-	-	57	2,165
Rydex Energy Fund	236	12,499	-	-	236	12,499
Rydex Energy Services Fund	700	37,043	-	-	700	37,043
Rydex Financial Services Fund, VS (A)	1	37	-	-	1	37
Rydex Health Care Fund, VS(A)	67	2,070	-	-	67	2,070
Rydex Nova Fund	33,534	630,223	-	-	33,534	630,223
Rydex OTC Fund	465,689	1,682,272	45,170	164,711	510,859	1,846,983
Rydex Precious Metals Fund	3,421	227,735	-	-	3,421	227,735
Rydex Real Estate Fund	312	16,561	-	-	312	16,561
Rydex US Gov't Money Mkt Fund	53,338	1,427,537	-	-	53,338	1,427,537
Rydex VT Dynamic OTC Fund	4,706	129,869	-	-	4,706	129,869
Rydex VT Dynamic S&P 500 Fund	1,546	53,897	-	-	1,546	53,897
Rydex VT Europe Advantage Fund	120	4,797	-	-	120	4,797
Rydex VT Government Long Bond Advantage Fund	1	9	-	-	1	9
Rydex VT Japan Advantage Fund	121	4,619	-	-	121	4,619
Rydex VT Mid Cap Advantage Fund	1,178	45,755	-	-	1,178	45,755
Rydex VT Russell 2000 Advantage Fund	1,455	55,971	-	-	1,455	55,971
Templeton Developing Markets Securities Fund 2	270,471	5,011,736	9,943	186,322	280,414	5,198,058
U.S. Allocation Portfolio	434,361	4,525,384	222,030	2,493,359	656,391	7,018,743
Wanger International Select Fund	650,161	10,025,320	44,806	695,905	694,967	10,721,225
Wanger International Small Cap Fund	1,391,156	25,099,941	56,276	1,023,137	1,447,433	26,123,078
Wanger Select Fund	1,306,266	25,961,301	113,780	2,271,405	1,420,045	28,232,706
Wanger US Smaller Companies Fund	2,627,196	48,015,123	158,428	2,913,877	2,785,624	50,929,000

Net Asset of contracts owners		$1,059,455,627		$131,515,589		$1,190,971,216

Retained by Sun life Assurance Company of Canada (U.S.)						308,178

Net Assets						$1,191,279,394
See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	AIM VI Capital	AIM VI	AIM VI
	Appreciation Series I	Core Equity Fund[1]	Growth Series I2
Income
Dividends	$8,554	$92,967	$-
Expenses
Mortality and expense risk and administrative charges	246,969	192,861	7,517
Net investment income (loss)	(238,415)	(99,894)	(7,517)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(1,097,219)	24,593	(766,265)
Realized gain distributions	-	-	-
Realized gain (loss)	(1,097,219)	24,593	(766,265)

Change in unrealized appreciation (depreciation) during the year	1,940,730	1,356,986	877,207

Net increase (decrease) in net assets from operations	$605,096	$1,281,685	$103,425

	AIM VI International	AIM VI Premier	Alger American
	Growth Series I	Equity Series I3	Growth Portfolio
Income
Dividends	$349,094	$188,701	$37,175
Expenses
Mortality and expense risk and administrative charges	566,170	101,498	441,702
Net investment income (loss)	(217,076)	87,203	(404,527)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	1,823,032	(7,351,602)	(4,329,081)
Realized gain distributions	-	-	-
Realized gain (loss)	1,823,032	(7,351,602)	(4,329,081)

Change in unrealized appreciation (depreciation) during the year	6,547,997	8,161,375	5,449,993

Net increase (decrease) in net assets from operations	$8,153,953	$896,976	$716,385

1 New Fund effective 05/01/2006.
2 Merged with AIM VI Capital Appreciation Series I effective 05/01/2006.
3 Merged with AIM VI Core Equity Fund effective 05/01/2006

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Alger American	AllianceBernstein	AllianceBernstein
	Small Capitalization	Balanced Shared	Global Bond
	Portfolio	Portfolio (B)[4]	Portfolio (A)
Income
Dividends	$-	$33,357	$177,372
Expenses
Mortality and expense risk and administrative charges	164,223	22,838	150,957
Net investment income (loss)	(164,223)	10,519	26,415

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(2,878,054)	20,295	(310,078)
Realized gain distributions	-	40,412	98,326
Realized gain (loss)	(2,878,054)	60,707	(211,752)

Change in unrealized appreciation (depreciation) during the year	4,758,045	64,900	545,197

Net increase (decrease) in net assets from operations	$1,715,768	$136,126	$359,860

	AllianceBernstein	AllianceBernstein	AllianceBernstein
	Global Bond	Global Technology	Growth & Income
	Portfolio (B)	Portfolio (B)	Portfolio (A)
Income
Dividends	$52,889	$-	$47,126
Expenses
Mortality and expense risk and administrative charges	62,041	219,595	45,872
Net investment income (loss)	(9,152)	(219,595)	1,254

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	26,672	(3,291,164)	86,086
Realized gain distributions	35,259	-	171,345
Realized gain (loss)	61,931	(3,291,164)	257,431

Change in unrealized appreciation (depreciation) during the year	60,628	4,256,523	212,312

Net increase (decrease) in net assets from operations	$113,407	$745,764	$470,997

4 Changed name from AllianceBernstein Total Return Portfolio (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	AllianceBernstein		AllianceBernstein
	Growth & Income	AllianceBernstein	International
	Portfolio (B)	Growth Portfolio (B)	Growth Portfolio (B)[5]
Income
Dividends	$509,351	$-	$42,904
Expenses
Mortality and expense risk and administrative charges	710,323	15,529	102,920
Net investment income (loss)	(200,972)	(15,529)	(60,016)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	981,809	33,051	258,882
Realized gain distributions	2,286,951	-	35,145
Realized gain (loss)	3,268,760	33,051	294,027

Change in unrealized appreciation (depreciation) during the year	3,079,726	(53,497)	1,141,067

Net increase (decrease) in net assets from operations	$6,147,514	$(35,975)	$1,375,078

	AllianceBernstein	AllianceBernstein	AllianceBernstein
	International Research	Large Cap	Large Cap
	Growth Portfolio (B)[6]	Growth Portfolio (A)	Growth Portfolio (B)
Income
Dividends	$2,167	$-	$-
Expenses
Mortality and expense risk and administrative charges	14,254	431,446	402,106
Net investment income (loss)	(12,087)	(431,446)	(402,106)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	22,763	409,639	(2,442,330)
Realized gain distributions	-	-	-
Realized gain (loss)	22,763	409,639	(2,442,330)

Change in unrealized appreciation (depreciation) during the year	183,553	(930,955)	2,018,997

Net increase (decrease) in net assets from operations	$194,229	$(952,762)	$(825,439)

5 Changed name from AllianceBernstein Worldwide Privatization Portfolio (B) effective 05/01/2006.
6 Changed name from AllianceBernstein International Portfolio (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	AllianceBernstein
	Real Estate	Columbia Asset	Columbia Asset
	Investment Portfolio (A)	Allocation Fund, VS (A)[7]	Allocation Fund, VS (B)[8]
Income
Dividends	$15,194	$1,259,773	$1,049,629
Expenses
Mortality and expense risk and administrative charges	11,127	774,268	708,530
Net investment income (loss)	4,067	485,505	341,099

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	56,056	(896,979)	800,592
Realized gain distributions	97,070	2,742,292	2,414,822
Realized gain (loss)	153,126	1,845,313	3,215,414

Change in unrealized appreciation (depreciation) during the year	64,843	2,696,851	591,652

Net increase (decrease) in net assets from operations	$222,036	$5,027,669	$4,148,165

	Columbia	Columbia
	Federal Securities	Federal Securities	Columbia High Yield
	Fund, VS (A)[9]	Fund, VS (B)[10]	Fund, VS (A)[11]
Income
Dividends	$1,423,548	$3,601,680	$420,776
Expenses
Mortality and expense risk and administrative charges	396,766	1,077,687	74,022
Net investment income (loss)	1,026,782	2,523,993	346,754

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	46,250	(243,169)	125,616
Realized gain distributions	-	-	39,477
Realized gain (loss)	46,250	(243,169)	165,093

Change in unrealized appreciation (depreciation) during the year	(600,133)	(1,202,560)	(195,711)

Net increase (decrease) in net assets from operations	$472,899	$1,078,264	$316,136

7 Changed name from Liberty Asset Allocation Fund, VS (A) effective 05/01/2006.
8 Changed name from Liberty Asset Allocation Fund, VS (B) effective 05/01/2006.
9 Changed name from Liberty Federal Securities Fund, VS (A) effective 05/01/2006.
10 Changed name from Liberty Federal Securities Fund, VS (B) effective 05/01/2006.
11 Changed name from Columbia High Yield Fund II, VS (A) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

		Columbia	Columbia
	Columbia High Yield	International Fund,	International Fund,
	Fund, VS (B)[12]	VS (A)	VS (B)
Income
Dividends	$1,226,075	$506,372	$70,177
Expenses
Mortality and expense risk and administrative charges	230,017	544,248	90,806
Net investment income (loss)	996,058	(37,876)	(20,629)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	424,196	3,179,429	357,150
Realized gain distributions	118,954	2,469,649	396,665
Realized gain (loss)	543,150	5,649,078	753,815

Change in unrealized appreciation (depreciation) during the year	(578,330)	2,242,730)	440,319

Net increase (decrease) in net assets from operations	$960,878	$7,853,932	$1,173,505

	Columbia Large Cap	Columbia Large Cap
	Growth Stock	Growth Stock	Columbia Large Cap
	Fund, VS (A)	Fund, VS (B)	Value Fund, VS (A)[13]
Income
Dividends	$86,709	$26,933	$1,208,200
Expenses
Mortality and expense risk and administrative charges	391,618	232,785	1,390,197
Net investment income (loss)	(304,909)	(205,852)	(181,997)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(7,197,022)	(614,214)	2,391,040
Realized gain distributions	-	-	-
Realized gain (loss)	(7,197,022)	(614,214)	2,391,040

Change in unrealized appreciation (depreciation) during the year	9,439,426	1,949,451	12,008,992

Net increase (decrease) in net assets from operations	$1,937,495	$1,129,385	$14,218,035

12 Change name from Columbia High Yield Fund II, VS (B) effective 05/01/2006.
13 Changed name from Liberty Growth & Income Fund, VS (A) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Columbia Large Cap	Columbia Mid Cap	Columbia Mid Cap
	Value Fund, VS (B)[14]	Value Fund, VS (A)[15]	Value Fund, VS (B)[16]
Income
Dividends	$388,100	$1,184	$176,480
Expenses
Mortality and expense risk and administrative charges	560,859	-	589,226
Net investment income (loss)	(172,759)	1,184	(412,746)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	1,613,091	-	1,493,241
Realized gain distributions	-	29,876	5,657,264
Realized gain (loss)	1,613,091	29,876	7,150,505

Change in unrealized appreciation (depreciation) during the year	3,671,760	(2,322)	(1,808,803)

Net increase (decrease) in net assets from operations	$5,112,092	$28,738	$4,928,956

	Columbia
	Money Market	Columbia S&P 500	Columbia S&P 500
	Fund, VS (A)[17]	Index Fund, VS (A)[18]	Index Fund, VS (B)[19]
Income
Dividends	$5,840,549	$1,536	$489,991
Expenses
Mortality and expense risk and administrative charges	1,871,318	-	622,544
Net investment income (loss)	3,969,231	1,536	(132,553)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	-	-	1,878,839
Realized gain distributions	-	-	-
Realized gain (loss)	-	-	1,878,839

Change in unrealized appreciation (depreciation) during the year	-	12,999	3,008,905

Net increase (decrease) in net assets from operations	$3,969,231	$14,535	$4,755,191

14 Changed name from Liberty Growth & Income Fund, VS (B) effective 05/01/2006.
15 Changed name from Liberty Select Value Fund, VS (A) effective 05/01/2006.
16 Changed name from Liberty Select Value Fund, VS (B) effective 05/01/2006.
17 Changed name from Liberty Money Market Fund, VS (B) effective 05/01/2006.
18 Changed name from Liberty S&P 500 Index Fund, VS (A) effective 05/01/2006.
19 Changed name from Liberty S&P 500 Index Fund, VS (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Columbia	Columbia	Columbia
	Small Cap	Small Cap	Small Company
	Value Fund, VS (A)[20]	Value Fund, VS (B)[21]	Growth Fund, VS (A)[22]
Income
Dividends	$42,605	$59,992	$-
Expenses
Mortality and expense risk and administrative charges	136,399	301,954	73,492
Net investment income (loss)	(93,794)	(241,962)	(73,492)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	893,343	1,319,018	(323,853)
Realized gain distributions	222,095	467,270	-
Realized gain (loss)	1,115,438	1,786,288	(323,853)

Change in unrealized appreciation (depreciation) during the year	355,298	1,377,412	978,963

Net increase (decrease) in net assets from operations	$1,376,942	$2,921,738	$581,618

	Columbia	Columbia	Fidelity VIP
	Strategic Income	Strategic Income	Equity Income
	Fund, VS (A)[23]	Fund, VS (B)[24]	Fund - SC2
Income
Dividends	$4,140,325	$4,399,328	$1,338,258
Expenses
Mortality and expense risk and administrative charges	619,999	688,242	732,302
Net investment income (loss)	3,520,326	3,711,086	605,956

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(1,454,803)	201,092	357,450
Realized gain distributions	-	-	5,500,818
Realized gain (loss)	(1,454,803)	201,092	5,858,268

Change in unrealized appreciation (depreciation) during the year	102,640	(1,749,023)	947,581

Net increase (decrease) in net assets from operations	$2,168,163	$2,163,155	$7,411,805

20 Changed name from Colonial Small Cap Value Fund, VS (A) effective 05/01/2006.
21 Changed name from Colonial Small Cap Value Fund, VS (B) effective 05/01/2006.
22 Changed name from Liberty Small Company Growth Fund, VS (A) effective 05/01/2006.
23 Changed name from Colonial Strategic Income Fund, VS (A) effective 05/01/2006.
24 Changed name from Colonial Strategic Income Fund, VS (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Fidelity VIP III	Fidelity VIP III
	Dynamic Capital	Growth Opportunities	MFS
	Appreciation Fund - SC2	Fund - SC2	Bond Series IC
Income
Dividends	$6,517	$80,351	$94,282
Expenses
Mortality and expense risk and administrative charges	44,694	277,535	30,594
Net investment income (loss)	(38,177)	(197,184)	63,688

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	31,381	337,353	4,306
Realized gain distributions	77,023	-	10,661
Realized gain (loss)	108,404	337,353	14,967

Change in unrealized appreciation (depreciation) during the year	220,197	440,642	(24,033)

Net increase (decrease) in net assets from operations	$290,424	$580,811	$54,622

			MFS Investors
	MFS Emerging	MFS Emerging	Growth Stock
	Growth Series IC	Growth Series SC	Series SC
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	127,969	87,652	231,991
Net investment income (loss)	(127,969)	(87,652)	(231,991)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	51,553	(92,239)	314,389
Realized gain distributions	-	-	-
Realized gain (loss)	51,553	(92,239)	314,389

Change in unrealized appreciation (depreciation) during the year	564,686	446,340	657,881

Net increase (decrease) in net assets from operations	$488,270	$266,449	$740,279

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	MFS Investors	MFS New Discovery	MFS Research
	Trust Series SC	Series SC	Series IC
Income
Dividends	$42,337	$-	$85,059
Expenses
Mortality and expense risk and administrative charges	267,524	106,463	224,496
Net investment income (loss)	(225,187)	(106,463)	(139,437)

Realized gains (losses) on investment
Realized gain (loss)	632,768	68,217	190,414
Realized gain distributions	-	112,644	-
Realized gain (loss)	632,768	180,861	190,414

Change in unrealized appreciation (depreciation) during the year	1,244,960	589,693	1,207,871

Net increase (decrease) in net assets from operations	$1,652,541	$664,091	$1,258,848

	Rydex Banking	Rydex Basic	Rydex Consumer
	Fund, VS (A)	Materials Fund	Products Fund
Income
Dividends	$-	$-	$16
Expenses
Mortality and expense risk and administrative charges	195	115	235
Net investment income (loss)	(195)	(115)	(219)

Realized gains (losses) on investment
Realized gain (loss)	5,407	2,173	(965)
Realized gain distributions	-	-	19
Realized gain (loss)	5,407	2,173	(946)

Change in unrealized appreciation (depreciation) during the year	3,653	(1,014)	535

Net increase (decrease) in net assets from operations	$8,865	$1,044	$(630)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Rydex Electronic	Rydex Energy	Rydex Energy
	Fund	Fund	Services Fund
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	60	329	597
Net investment income (loss)	(60)	(329)	(597)

Realized gains (losses) on investment
Realized gain (loss)	(600)	31,172	4,787
Realized gain distributions	-	3,196	8,048
Realized gain (loss)	(600)	34,368	12,835

Change in unrealized appreciation (depreciation) during the year	-	(14,874)	(1,625)

Net increase (decrease) in net assets from operations	$(660)	$19,165	$10,613

	Rydex Financial	Rydex Health Care	Rydex
	Services Fund, VS (A)	Fund, VS (A)	Nova Fund
Income
Dividends	$-	$-	$7,134
Expenses
Mortality and expense risk and administrative charges	60	347	2,333
Net investment income (loss)	(60)	(347)	4,801

Realized gains (losses) on investment
Realized gain (loss)	1,909	7,487	87,863
Realized gain distributions	2	1,688	-
Realized gain (loss)	1,911	9,175	87,863

Change in unrealized appreciation (depreciation) during the year	(781)	(4,987)	(23,166)

Net increase (decrease) in net assets from operations	$1,070	$3,841	$69,498

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Rydex	Rydex Precious	Rydex Real
	OTC Fund	Metals Fund	Estate Fund
Income
Dividends	$-	$-	$262
Expenses
Mortality and expense risk and administrative charges	34,688	2,506	156
Net investment income (loss)	(34,688)	(2,506)	106

Realized gains (losses) on investment
Realized gain (loss)	(17,701)	72,971	(1,872)
Realized gain distributions	-	-	508
Realized gain (loss)	(17,701)	72,971	(1,364)

Change in unrealized appreciation (depreciation) during the year	112,907	16,062	3,106

Net increase (decrease) in net assets from operations	$60,518	$86,527	$1,848

			Rydex
	Rydex	Rydex	Telecommunication
	Retailing Fund	Technology Fund	Fund
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	6	258	116
Net investment income (loss)	(6)	(258)	(116)

Realized gains (losses) on investment
Realized gain (loss)	(362)	3,852	14,794
Realized gain distributions	-		-
Realized gain (loss)	(362)	3,852	14,794

Change in unrealized appreciation (depreciation) during the year	-	-	(10,798)

Net increase (decrease) in net assets from operations	$(368)	$3,594	$3,880

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

			Rydex VT
	Rydex	Rydex US Gov’t	Dynamic OTC
	Transportation Fund	Money Market Fund	Fund[25]
Income
Dividends	$-	$75,133	$108
Expenses
Mortality and expense risk and administrative charges	142	18,429	1,746
Net investment income (loss)	(142)	56,704	(1,638)

Realized gains (losses) on investment
Realized gain (loss)	9,862	-	66,062
Realized gain distributions	-	-	-
Realized gain (loss)	9,862	-	66,062

Change in unrealized appreciation (depreciation) during the year	-	-	(18,244)

Net increase (decrease) in net assets from operations	$9,720	$56,704	$46,180

	Rydex VT	Rydex VT	Rydex VT
	Dynamic S&P 500	Europe Advantage	Government Long Bond
	Fund[26]	Fund[27]	Advantage Fund[28]
Income
Dividends	$483	$74	$896
Expenses
Mortality and expense risk and administrative charges	1,252	65	218
Net investment income (loss)	(769)	9	678

Realized gains (losses) on investment
Realized gain (loss)	100,226	1,698	(2,631)
Realized gain distributions	1,904	121	-
Realized gain (loss)	102,130	1,819	(2,631)

Change in unrealized appreciation (depreciation) during the year	2,377	643	(1,543)

Net increase (decrease) in net assets from operations	$103,738	$2,471	$(3,496)

25 Changed name from Rydex Velocity 100 Fund effective 05/01/2006.
26 Changed name from Rydex Titan 500 Fund effective 05/01/2006.
27 Changed name from Rydex Large-Cap Europe Fund effective 05/01/2006.
28 Changed name from Rydex U.S. Government Bond Fund effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Rydex VT		Rydex VT
	Inverse Government	Rydex	Inverse S&P 500
	Long Bond Fund[29]	VT Inverse OTC Fund[30]	Fund[31]
Income
Dividends	$5,176	$-	$-
Expenses
Mortality and expense risk and administrative charges	1,579	1,302	1,011
Net investment income (loss)	3,597	(1,302)	(1,011)

Realized gains (losses) on investment
Realized gain (loss)	(21,413)	9,464	(26,515)
Realized gain distributions	-	-	-
Realized gain (loss)	(21,413)	9,464	(26,515)

Change in unrealized appreciation (depreciation) during the year	32,405	504	3,949

Net increase (decrease) in net assets from operations	$14,589	$8,666	$(23,577)

	Rydex VT	Rydex VT	Rydex VT
	Japan Advantage	Mid Cap Advantage	Russell 2000 Advantage
	Fund[32]	Fund[33]	Fund[34]
Income
Dividends	$169	$150	$113
Expenses
Mortality and expense risk and administrative charges	183	279	326
Net investment income (loss)	(14)	(129)	(213)

Realized gains (losses) on investment
Realized gain (loss)	(7,170)	(6,991)	(10,316)
Realized gain distributions	859	10,601	-
Realized gain (loss)	(6,311)	3,610	(10,316)

Change in unrealized appreciation (depreciation) during the year	(1,627)	(11,276)	(578)

Net increase (decrease) in net assets from operations	$(7,952)	$(7,795)	$(11,107)

29 Changed name from Rydex Juno Fund effective 05/01/2006.
30 Changed name from Rydex Arktos Fund effective 05/01/2006.
31 Changed name from Rydex Ursa Fund effective 05/01/2006.
32 Changed name from Rydex Large-Cap Japan Fund effective 05/01/2006.
33 Changed name from RydexMedius Fund effective 05/01/2006.
34 Changed name from Rydex Mekros Fund effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations
For the Year Ended December 31, 2006

	Templeton		Wanger
	Developing Markets	U.S. Allocation	International
	Securities Fund 2	Portfolio[35]	Select Fund
Income
Dividends	$55,922	$198,433	$26,199
Expenses
Mortality and expense risk and administrative charges	91,501	125,772	166,097
Net investment income (loss)	(35,579)	72,661	(139,898)

Realized gains (losses) on investment
Realized gain (loss)	150,914	(336,947)	229,494
Realized gain distributions	-	-	-
Realized gain (loss)	150,914	(336,947)	229,494

Change in unrealized appreciation (depreciation) during the year	984,391	954,125	2,794,670

Net increase (decrease) in net assets from operations	$1,099,726	$689,839	$2,884,266

	Wanger		Wanger US
	International	Wanger	Smaller Companies
	Small Cap Fund	Select Fund	Fund
Income
Dividends	$144,720	$104,932	$123,920
Expenses
Mortality and expense risk and administrative charges	419,482	452,880	874,443
Net investment income (loss)	(274,762)	(347,948)	(750,523)

Realized gains (losses) on investment
Realized gain (loss)	2,729,353	608,706	2,923,541
Realized gain distributions	-	871,235	1,748,001
Realized gain (loss)	2,729,353	1,479,941	4,671,542

Change in unrealized appreciation (depreciation) during the year	5,038,079	3,302,286	(766,083)

Net increase (decrease) in net assets from operations	$7,492,670	$4,434,279	$3,154,936

35 Changed name from UBS Global AM Tactical Allocation Fund effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	AIM VI Capital Appreciation Series I		AIM VI Core Equity Fund[1]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(238,415)	$(245,472)	$(99,894)	$-
Realized gain (loss)	(1,097,219)	(1,991,562)	24,593	-
Change in unrealized appreciation (depreciation) during the year	1,940,730	3,255,927	1,356,986	-
Net increase (decrease) in net assets from operations	605,096	1,018,893	1,281,685	-

Contract transactions:
Payments received from contract owners	173,787	188,738	96,522	-
Transfers between accounts, net	1,805,455	(340,497)	17,622,399	-
Transfer for contract terminations and annuity payouts	(2,729,916)	(2,695,738)	(1,820,278)	-

Net increase (decrease) in net assets from contract transactions	(750,674)	(2,847,497)	15,898,643	-

Total increase (decrease) in net assets	(145,578)	(1,828,604)	17,180,328	-

Net assets at beginning of year	15,545,675	17,374,279	-	-
Net assets at end of year	$15,400,097	$15,545,675	$17,180,328	$-

	AIM VI Growth Series I2		AIM VI International Growth Series I

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(7,517)	$(23,625)	$(217,076)	$(303,027)
Realized gain (loss)	(766,265)	(505,757)	1,823,032	1,452,108
Change in unrealized appreciation (depreciation) during the year	877,207)	603,949	6,547,997	3,631,956
Net increase (decrease) in net assets from operations	103,425	74,567	8,153,953	4,781,037

Contract transactions:
Payments received from contract owners	2,061	67,762	211,708	514,770
Transfers between accounts, net	(1,574,697)	(155,276)	(761,115)	(1,242,301)
Transfer for contract terminations and annuity payouts	(75,683)	(461,232)	(3,678,161)	(2,988,281)

Net increase (decrease) in net assets from contract transactions	(1,648,319)	(548,746)	(4,227,568)	(3,715,812)

Total increase (decrease) in net assets	(1,544,894)	(474,179)
			3,926,385	1,065,225
Net assets at beginning of year	1,544,894	2,019,073	33,188,740	32,123,515
Net assets at end of year	$-	$1,544,894	$37,115,125	$33,188,740

1 New Fund effective 05/01/2006.
2 Merged with AIM VI Capital Appreciation Series I effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	AIM VI Premier		Alger American
	Equity Series I3		Growth Portfolio
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$87,203	$(170,116)	$(404,527)	$(450,959)
Realized gain (loss)	(7,351,602)	(2,118,415)	(4,329,081)	(4,786,631)
Change in unrealized appreciation (depreciation) during the year	8,161,375	2,958,168	5,449,993	8,565,080
Net increase (decrease) in net assets from operations	896,976	669,637	716,385	3,327,490

Contract transactions:
Payments received from contract owners	63,856	250,943	324,647	322,329
Transfers between accounts, net	(18,466,401)	(1,620,304)	(1,551,550)	(441,139)
Transfer for contract terminations and annuity payouts	(812,799)	(2,748,874)	(8,438,623)	(8,903,785)

Net increase (decrease) in net assets from contract transactions	(19,215,344)	(4,118,235)	(9,665,526)	(9,022,595)

Total increase (decrease) in net assets	(18,318,368)	(3,448,598)	(8,949,141)	(5,695,105)

Net assets at beginning of year	18,318,368	21,766,966	33,705,466	39,400,571

Net assets at end of year	$-	$18,318,368	$24,756,325	$33,705,466

	Alger American Small		AllianceBernstein Balanced
	Capitalization Portfolio		Shared Portfolio (B)[4]
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(164,223)	$(168,564)	$10,519	$12,866
Realized gain (loss)	(2,878,054)	(3,751,239)	60,707	34,224
Change in unrealized appreciation (depreciation) during the year	4,758,045	5,357,158	64,900	(15,141)
Net increase (decrease) in net assets from operations	1,715,768	1,437,355	136,126	31,949

Contract transactions:
Payments received from contract owners	67,867	97,796	65,418	96
Transfers between accounts, net	(325,043)	157,752	(45,993)	104,017
Transfer for contract terminations and annuity payouts	(3,060,998)	(2,827,625)	(351,337)	(318,580)

Net increase (decrease) in net assets from contract transactions	(3,318,174)	(2,572,077)	(331,912)	(214,467)

Total increase (decrease) in net assets	(1,602,406)	(1,134,722)	(195,786)	(182,518)

Net assets at beginning of year	10,844,934	11,979,656	1,618,096	1,800,614

Net assets at end of year	$9,242,528	$10,844,934	$1,422,310	$1,618,096

3 Merged with AIM VI Core Equity Fund effective 05/01/2006.
4 Changed name from AllianceBernstein Total Return Portfolio (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	AllianceBernstein Global Bond Portfolio (A)		AllianceBernstein Global Bond Portfolio (B)

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$26,415	$1,189,422	$(9,152)	$357,406
Realized gain (loss)	(211,752)	263,256	61,931	82,986
Change in unrealized appreciation (depreciation) during the year	545,197	(2,902,027)	60,628	(912,050)
Net increase (decrease) in net assets from operations	359,860	(1,449,349)	113,407	(471,658)

Contract transactions:
Payments received from contract owners	14,320	68,138	24,616	1,598
Transfers between accounts, net	131,763	1,756,292	(245,243)	(320,440)
Transfer for contract terminations and annuity payouts	(4,148,875)	(5,024,366)	(693,569)	(137,563)

Net increase (decrease) in net assets from contract transactions	(4,002,792)	(3,199,936)	(914,196)	(456,405)

Total increase (decrease) in net assets	(3,642,932)	(4,649,285)	(800,789)	(928,063)

Net assets at beginning of year	12,630,978	17,280,263	4,329,099	5,257,162

Net assets at end of year	$8,988,046	$12,630,978	$3,528,310	$4,329,099

	AllianceBernstein Global Technology Portfolio (B)[5]		AllianceBernstein Growth & Income Portfolio (A)

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(219,595)	$(240,775)	$1,254	$(206)
Realized gain (loss)	(3,291,164)	(4,107,708)	257,431	64,333
Change in unrealized appreciation (depreciation) during the year	4,256,523	4,471,201	212,312	48,931
Net increase (decrease) in net assets from operations	745,764	122,718	470,997	113,058

Contract transactions:
Payments received from contract owners	152,621	234,431	145,166	512,684
Transfers between accounts, net	(511,565)	(907,805)	906,246	3,086,904
Transfer for contract terminations and annuity payouts	(1,964,847)	(1,672,593)	(1,775,425)	(4,556,992)

Net increase (decrease) in net assets from contract transactions	(2,323,791)	(2,345,967)	(724,013)	(957,404)

Total increase (decrease) in net assets	(1,578,027)	(2,223,249)	(253,016)	(844,346)

Net assets at beginning of year	13,487,399	15,710,648	3,475,143	4,319,489

Net assets at end of year	$11,909,372	$13,487,399	$3,222,127	$3,475,143

5 Name changed from AllianceBernstein Technology Portfolio (B) effective 05/01/2005.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	AllianceBernstein Growth & Income Portfolio (B)		AllianceBernstein Growth Portfolio (B)

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(200,972)	$(148,477)	$(15,529)	$(16,516)
Realized gain (loss)	3,268,760	700,982	33,051	91,178
Change in unrealized appreciation (depreciation) during the year	3,079,726	753,522	(53,497)	131
Net increase (decrease) in net assets from operations	6,147,514	1,306,027	(35,975)	74,793

Contract transactions:
Payments received from contract owners	307,502	79,937	3,013	-
Transfers between accounts, net	(3,292,443)	(2,016,888)	(114,017)	103,675
Transfer for contract terminations and annuity payouts	(4,724,393)	(1,974,821)	(162,847)	(224,054)

Net increase (decrease) in net assets from contract transactions	(7,709,334)	(3,911,772)	(273,851)	(120,379)

Total increase (decrease) in net assets	(1,561,820)	(2,605,745)	(309,826)	(45,586)

Net assets at beginning of year	45,481,963	48,087,708	1,135,695	1,181,281

Net assets at end of year	$43,920,143	$45,481,963	$825,869	$1,135,695

	AllianceBernstein International Growth Portfolio (B)[6]		AllianceBernstein International Research Growth Portfolio (B)[7]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(60,016)	$(63,749)	$(12,087)	$(7,547)
Realized gain (loss)	294,027	117,365	22,763	8,600
Change in unrealized appreciation (depreciation) during the year	1,141,067	867,336	183,553	118,548
Net increase (decrease) in net assets from operations	1,375,078	920,952	194,229	119,601

Contract transactions:
Payments received from contract owners	29,438	50,920	-	82
Transfers between accounts, net	(132,295)	2,481,046	140,028	395,951
Transfer for contract terminations and annuity payouts	(966,552)	(385,743)	(196,611)	(166,618)

Net increase (decrease) in net assets from contract transactions	(1,069,409)	2,146,223	(56,583)	229,415

Total increase (decrease) in net assets	305,669	3,067,175	137,646	349,016

Net assets at beginning of year	6,045,588	2,978,413	874,069	525,053

Net assets at end of year	$6,351,257	$6,045,588	$1,011,715	$874,069
6 Changed name from AllianceBernstein Worldwide Privatization Portfolio (B) effective 05/01/2006.
7 Changed name from AllianceBernstein International Portfolio (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	AllianceBernstein Large Cap Growth Portfolio (A)[8]		AllianceBernstein Large Cap Growth Portfolio (B)[9]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(431,446)	$(571,636)	$(402,106)	$(417,350)
Realized gain (loss)	409,639	(3,736,721)	(2,442,330)	(4,441,184)
Change in unrealized appreciation (depreciation) during the year	(930,955)	8,838,419	2,018,997	7,811,454
Net increase (decrease) in net assets from operations	(952,762)	4,530,062	(825,439)	2,952,920

Contract transactions:
Payments received from contract owners	245,109	504,207	311,097	229,524
Transfers between accounts, net	(561,356)	(26,706)	(411,412)	(4,085,372)
Transfer for contract terminations and annuity payouts	(10,328,537)	(13,608,785)	(3,593,001)	(1,804,342)

Net increase (decrease) in net assets from contract transactions	(10,644,784)	(13,131,284)	(3,693,316)	(5,660,190)

Total increase (decrease) in net assets	(11,597,546)	(8,601,222)	(4,518,755)	(2,707,270)

Net assets at beginning of year	36,787,035	45,388,257	25,954,639	28,661,909

Net assets at end of year	$25,189,489	$36,787,035	$21,435,884	$25,954,639

	AllianceBernstein Real Estate Investment Portfolio (A)		Columbia Asset Allocation Fund, VS (A)[10]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,067	$14,805	$485,505	$806,702
Realized gain (loss)	153,126	195,554	1,845,313	(1,605,740)
Change in unrealized appreciation (depreciation) during the year	64,843	(149,118)	2,696,851	3,831,269
Net increase (decrease) in net assets from operations	222,036	61,241	5,027,669	3,032,231

Contract transactions:
Payments received from contract owners	-	-	221,514	532,177
Transfers between accounts, net	(57,798)	(135,967)	(1,868,164)	390,610
Transfer for contract terminations and annuity payouts	(102,121)	(184,762)	(16,849,804)	(15,538,448)

Net increase (decrease) in net assets from contract transactions	(159,919)	(320,729)	(18,496,454)	(14,615,661)

Total increase (decrease) in net assets	62,117	(259,488)	(13,468,785)	(11,583,430)

Net assets at beginning of year	761,923	1,021,411	60,318,795	71,902,225

Net assets at end of year	$824,040	$761,923	$46,850,010	$60,318,795

8 Name changed from AllianceBernstein Premier Growth Portfolio (A) effective 05/01/2005.
9 Name changed from AllianceBernstein Premier Growth Portfolio (B) effective 05/01/2005.
10 Changed name from Liberty Asset Allocation Fund, VS (A) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Asset Allocation Fund, VS (B)[11]		Columbia Federal Securities Fund, VS (A)[12]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$341,099	$431,167	$1,026,782	$1,729,466
Realized gain (loss)	3,215,414	678,810	46,250	531,920
Change in unrealized appreciation (depreciation) during the year	591,652	1,048,388	(600,133)	(1,800,898)
Net increase (decrease) in net assets from operations	4,148,165	2,158,365	472,899	460,488

Contract transactions:
Payments received from contract owners	432,744	389,195	87,964	126,912
Transfers between accounts, net	(748,283)	(501,757)	(787,968)	(4,094,574)
Transfer for contract terminations and annuity payouts	(6,975,460)	(5,869,225)	(9,607,902)	(6,937,663)

Net increase (decrease) in net assets from contract transactions	(7,290,999)	(5,981,787)	(10,307,906)	(10,905,325)

Total increase (decrease) in net assets	(3,142,834)	(3,823,422)	(9,835,007)	(10,444,837)

Net assets at beginning of year	46,644,475	50,467,897	32,958,991	43,403,828

Net assets at end of year	$43,501,641	$46,644,475	$23,123,984	$32,958,991

	Columbia Federal Securities Fund, VS (B)[13]		Columbia High Yield Fund, VS (A)[14]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,523,993	$2,885,170	$346,754	$(87,876)
Realized gain (loss)	(243,169)	245,556	165,093	51,334
Change in unrealized appreciation (depreciation) during the year	(1,202,560)	(2,514,752)	(195,711)	81,699
Net increase (decrease) in net assets from operations	1,078,264	615,974	316,136	45,157

Contract transactions:
Payments received from contract owners	676,377	754,669	14,810	19,873
Transfers between accounts, net	325,552	(1,799,296)	(368,010)	(257,240)
Transfer for contract terminations and annuity payouts	(9,170,535)	(7,357,700)	(1,086,975)	(1,186,953)

Net increase (decrease) in net assets from contract transactions	(8,168,606)	(8,402,327)	(1,440,175)	(1,424,320)

Total increase (decrease) in net assets	(7,090,342)	(7,786,353)	(1,124,039)	(1,379,163)

Net assets at beginning of year	71,800,914	79,587,267	5,168,013	6,547,176

Net assets at end of year	$64,710,572	$71,800,914	$4,043,974	$5,168,013

11 Changed name from Liberty Asset Allocation Fund, VS (B) effective 05/01/2006.
12 Changed name from Liberty Federal Securities Fund, VS (A) effective 05/01/2006.
13 Changed name from Liberty Federal Securities Fund, VS (B) effective 05/01/2006.
14 Changed name from Columbia High Yield Fund II, VS (A) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia High Yield Fund, VS (B)[15]		Columbia International Fund, VS (A)

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$996,058	$(277,960)	$(37,876)	$(600,776)
Realized gain (loss)	543,150	111,625	5,649,078	3,978,665
Change in unrealized appreciation (depreciation) during the year	(578,330)	293,909	2,242,730	926,548
Net increase (decrease) in net assets from operations	960,878	127,574	7,853,932	4,304,437

Contract transactions:
Payments received from contract owners	106,150	214,439	147,614	139,741
Transfers between accounts, net	(1,908,954)	(1,628,599)	(200,816)	510,405
Transfer for contract terminations and annuity payouts	(2,272,199)	(1,887,002)	(11,040,544)	(11,834,160)

Net increase (decrease) in net assets from contract transactions	(4,075,003)	(3,301,162)	(11,093,746)	(11,184,014)

Total increase (decrease) in net assets	(3,114,125)	(3,173,588)	(3,239,814)	(6,879,577)

Net assets at beginning of year	16,364,803	19,538,391	39,112,207	45,991,784

Net assets at end of year	$13,250,678	$16,364,803	$35,872,393	$39,112,207

	Columbia International Fund, VS (B)		Columbia Large Cap Growth Stock Fund, VS (A)[16]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(20,629)	$(84,906)	$(304,909)	$(283,073)
Realized gain (loss)	753,815	418,234	(7,197,022)	(10,696,928)
Change in unrealized appreciation (depreciation) during the year	440,319	218,101	9,439,426	11,741,878
Net increase (decrease) in net assets from operations	1,173,505	551,429	1,937,495	761,877

Contract transactions:
Payments received from contract owners	16,510	30,638	418,490	375,971
Transfers between accounts, net	(212,096)	(248,816)	(1,124,306)	(2,144,780)
Transfer for contract terminations and annuity payouts	(874,859)	(896,216)	(7,932,561)	(8,453,464)

Net increase (decrease) in net assets from contract transactions	(1,070,445)	(1,114,394)	(8,638,377)	(10,222,273)

Total increase (decrease) in net assets	103,060	(562,965)	(6,700,882)	(9,460,396)

Net assets at beginning of year	5,543,450	6,106,415	28,907,133	38,367,529

Net assets at end of year	$5,646,510	$5,543,450	$22,206,251	$28,907,133

15 Changed name from Columbia High Yield Fund II, VS (B) effective 05/01/2006.
16 Changed name from SteinRoe Growth Stock, VS (A) effective 02/25/2005.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Large Cap Growth Stock Fund, VS (B)[17]		Columbia Large Cap Value Fund, VS (A)[18]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(205,852)	$(192,444)	$(181,997)	$(1,710,062)
Realized gain (loss)	(614,214)	(1,214,698)	2,391,040	8,649,237
Change in unrealized appreciation (depreciation) during the year	1,949,451	1,779,919	12,008,992	(1,746,151)
Net increase (decrease) in net assets from operations	1,129,385	372,777	14,218,035	5,193,024

Contract transactions:
Payments received from contract owners	287,441	316,964	457,880	700,773
Transfers between accounts, net	80,032	(1,038,723)	(2,505,192)	1,218,183
Transfer for contract terminations and annuity payouts	(2,129,244)	(2,417,744)	(31,710,053)	(32,303,042)

Net increase (decrease) in net assets from contract transactions	(1,761,771)	(3,139,503)	(33,757,365)	(30,384,086)

Total increase (decrease) in net assets	(632,386)	(2,766,726)	(19,539,330)	(25,191,062)

Net assets at beginning of year	14,972,235	17,738,961	105,281,602	130,472,664

Net assets at end of year	$14,339,849	$14,972,235	$85,742,272	$105,281,602

	Columbia Large Cap Value Fund, VS (B)[19]		Columbia Mid Cap Value Fund, VS (A)[20]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(172,759)	$(577,813)	$1,184	$-
Realized gain (loss)	1,613,091	1,058,782	29,876	-
Change in unrealized appreciation (depreciation) during the year	3,671,760	1,045,658	(2,322)	18,675
Net increase (decrease) in net assets from operations	5,112,092	1,526,627	28,738	18,675

Contract transactions:
Payments received from contract owners	255,603	489,158	-	-
Transfers between accounts, net	(194,836)	225,479	-	-
Transfer for contract terminations and annuity payouts	(4,658,568)	(4,744,923)	-	-

Net increase (decrease) in net assets from contract transactions	(4,597,801)	(4,030,286)	-	-

Total increase (decrease) in net assets	514,291	(2,503,659)	28,738	18,675

Net assets at beginning of year	34,823,989	37,327,648	169,956	151,281

Net assets at end of year	$35,338,280	$34,823,989	$198,694	$169,956

17 Name changed from SteinRoe Growth Stock, VS (B) effective 02/25/2005.
18 Changed name from Liberty Growth & Income Fund, VS (A) effective 05/01/2006.
19 Changed name from Liberty Growth & Income Fund, VS (B) effective 05/01/2006
20 Changed name from Liberty Select Value Fund, VS (A) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Mid Cap Value Fund, VS (B)[21]		Columbia Money Market Fund, VS (A)[22]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(412,746)	$(575,529)	$3,969,231	$1,711,827
Realized gain (loss)	7,150,505	1,084,189	-	-
Change in unrealized appreciation (depreciation) during the year	(1,808,803)	2,866,268	-	-
Net increase (decrease) in net assets from operations	4,928,956	3,374,928	3,969,231	1,711,827

Contract transactions:
Payments received from contract owners	278,531	436,228	987,446	871,999
Transfers between accounts, net	(733,819)	(342,560)	46,662,876	66,040,511
Transfer for contract terminations and annuity payouts	(4,484,136)	(3,364,746)	(69,567,080)	(61,030,743)

Net increase (decrease) in net assets from contract transactions	(4,939,424)	(3,271,078)	(21,916,758)	5,881,767

Total increase (decrease) in net assets	(10,468)	103,850	(17,947,527)	7,593,594

Net assets at beginning of year	35,205,422	35,101,572	133,974,890	126,381,296

Net assets at end of year	$35,194,954	$35,205,422	$116,027,363	$133,974,890

	Columbia S&P 500 Index Fund, VS (A)[23]		Columbia S&P 500 Index Fund, VS (B)[24]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,536	$-	$(132,553)	$(662,386)
Realized gain (loss)	-	-	1,878,839	483,016
Change in unrealized appreciation (depreciation) during the year	12,999	4,087	3,008,905	1,199,825
Net increase (decrease) in net assets from operations	14,535	4,087	4,755,191	1,020,455

Contract transactions:
Payments received from contract owners	-	-	665,672	511,912
Transfers between accounts, net	-	-	(3,049,266)	313,918
Transfer for contract terminations and annuity payouts	-	-	(4,552,786)	(3,313,733)

Net increase (decrease) in net assets from contract transactions	-	-	(6,936,380)	(2,487,903)

Total increase (decrease) in net assets	14,535	4,087	(2,181,189)	(1,467,448)

Net assets at beginning of year	94,949	90,862	40,840,330	42,307,778

Net assets at end of year	$109,484	$94,949	$38,659,141	$40,840,330

21 Changed name from Liberty Select Value Fund, VS (B) effective 05/01/2006.
22 Changed name from Liberty Money Market Fund, VS (B) effective 05/01/2006.
23 Changed name from Liberty S&P 500 Index Fund, VS (A) effective 05/01/2006.
24 Changed name from Liberty S&P 500 Index Fund, VS (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Small Cap Value Fund, VS (A)[25]		Columbia Small Cap Value Fund, VS (B)[26]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(93,794)	$(143,168)	$(241,962)	$(304,516)
Realized gain (loss)	1,115,438	326,652	1,786,288	565,454
Change in unrealized appreciation (depreciation) during the year	355,298	98,836	1,377,412	363,461
Net increase (decrease) in net assets from operations	1,376,942	282,320	2,921,738	624,399

Contract transactions:
Payments received from contract owners	37,586	18,373	79,968	204,001
Transfers between accounts, net	(274,579)	(164,250)	(296,369)	(975,400)
Transfer for contract terminations and annuity payouts	(1,898,839)	(1,697,864)	(2,589,594)	(1,675,540)

Net increase (decrease) in net assets from contract transactions	(2,135,832)	(1,843,741)	(2,805,995)	(2,446,939)

Total increase (decrease) in net assets	(758,890)	(1,561,421)	115,743	(1,822,540)

Net assets at beginning of year	8,659,404	10,220,825	18,006,053	19,828,593

Net assets at end of year	$7,900,514	$8,659,404	$18,121,796	$18,006,053

	Columbia Small Company Growth Fund, VS (A)[27]		Columbia Strategic Income Fund, VS (A)[28]

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(73,492)	$(95,650)	$3,520,326	$(839,527)
Realized gain (loss)	(323,853)	(388,454)	(1,454,803)	(1,227,430)
Change in unrealized appreciation (depreciation) during the year	978,963	459,734	102,640	2,070,066
Net increase (decrease) in net assets from operations	581,618	(24,370)	2,168,163	3,109

Contract transactions:
Payments received from contract owners	16,320	31,907	121,544	245,155
Transfers between accounts, net	(34,108)	(282,723)	(199,115)	235,909
Transfer for contract terminations and annuity payouts	(2,277,796)	(2,102,950)	(16,631,875)	(15,352,673)

Net increase (decrease) in net assets from contract transactions	(2,295,584)	(2,353,766)	(16,709,446)	(14,871,609)

Total increase (decrease) in net assets	(1,713,966)	(2,378,136)	(14,541,283)	(14,868,500)

Net assets at beginning of year	5,829,102	8,207,238	50,757,201	65,625,701

Net assets at end of year	$4,115,136	$5,829,102	$36,215,918	$50,757,201

25 Changed name from Colonial Small Cap Value Fund, VS (A) effective 05/01/2006.
26 Changed name from Colonial Small Cap Value Fund, VS (B) effective 05/01/2006.
27 Changed name from Liberty Small Company Growth Fund, VS (A) effective 05/01/2006.
28 Changed name from Colonial Strategic Income Fund, VS (A) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Strategic Income Fund, VS (B)[29]		Fidelity VIP Equity Income Fund - SC2

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,711,086	$(733,024)	$605,956	$(72,643)
Realized gain (loss)	201,092	(5,386)	5,858,268	1,725,288
Change in unrealized appreciation (depreciation) during the year	(1,749,023)	597,487	947,581	973
Net increase (decrease) in net assets from operations	2,163,155	(140,923)	7,411,805	1,653,618

Contract transactions:
Payments received from contract owners	467,120	441,464	997,256	493,385
Transfers between accounts, net	2,373,388	3,040,933	525,410	2,188,489
Transfer for contract terminations and annuity payouts	(7,560,772)	(5,678,024)	(5,429,074)	(3,883,780)

Net increase (decrease) in net assets from contract transactions	(4,720,264)	(2,195,627)	(3,906,408)	(1,201,906)

Total increase (decrease) in net assets	(2,557,109)	(2,336,550)	3,505,397	451,712

Net assets at beginning of year	45,297,775	47,634,325	43,870,477	43,418,765

Net assets at end of year	$42,740,666	$45,297,775	$47,375,874	$43,870,477

	Fidelity VIP III Dynamic Capital Appreciation Fund-SC2		Fidelity VIP III Growth Opportunities Fund - SC2

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(38,177)	$(19,811)	$(197,184)	$(166,088)
Realized gain (loss)	108,404	21,314	337,353	192,011
Change in unrealized appreciation (depreciation) during the year	220,197	216,130	440,642	1,131,664
Net increase (decrease) in net assets from operations	290,424	217,633	580,811	1,157,587

Contract transactions:
Payments received from contract owners	27,800	33,776	306,771	329,975
Transfers between accounts, net	1,026,284	563,875	91,775	(274,462)
Transfer for contract terminations and annuity payouts	(317,380)	(53,616)	(1,724,729)	(1,281,634)

Net increase (decrease) in net assets from contract transactions	736,704	544,035	(1,326,183)	(1,226,121)

Total increase (decrease) in net assets	1,027,128	761,668	(745,372)	(68,534)

Net assets at beginning of year	1,869,379	1,107,711	17,631,071	17,699,605

Net assets at end of year	$2,896,507	$1,869,379	$16,885,699	$17,631,071

29 Changed name from Colonial Strategic Income Fund, VS (B) effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	MFS Bond Series IC		MFS Emerging Growth Series IC

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$63,688	$108,106	$(127,969)	$(160,406)
Realized gain (loss)	14,967	56,382	51,553	130,370
Change in unrealized appreciation (depreciation) during the year	(24,033)	(162,158)	564,686	745,859
Net increase (decrease) in net assets from operations	54,622	2,330	488,270	715,823

Contract transactions:
Payments received from contract owners	3,438	15,197	85,699	64,365
Transfers between accounts, net	34,987	(358,637)	(455,703)	(280,406)
Transfer for contract terminations and annuity payouts	(329,557)	(537,266)	(2,578,266)	(3,138,357)

Net increase (decrease) in net assets from contract transactions	(291,132)	(880,706)	(2,948,270)	(3,354,398)

Total increase (decrease) in net assets	(236,510)	(878,376)	(2,460,000)	(2,638,575)

Net assets at beginning of year	2,362,659	3,241,035	10,178,489	12,817,064

Net assets at end of year	$2,126,149	$2,362,659	$7,718,489	$10,178,489

	MFS Emerging Growth Series SC		MFS Investors Growth Stock Series SC

	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(87,652)	$(89,767)	$(231,991)	$(224,672)
Realized gain (loss)	(92,239)	(309,118)	314,389	166,027
Change in unrealized appreciation (depreciation) during the year	446,340	723,542	657,881	396,615
Net increase (decrease) in net assets from operations	266,449	324,657	740,279	337,970

Contract transactions:
Payments received from contract owners	53,271	41,642	83,060	176,744
Transfers between accounts, net	247,210	(330,137)	(161,008)	332,271
Transfer for contract terminations and annuity payouts	(757,701)	(837,279)	(1,543,310)	(1,711,023)

Net increase (decrease) in net assets from contract transactions	(457,220)	(1,125,774)	(1,621,258)	(1,202,008)

Total increase (decrease) in net assets	(190,771)	(801,117)	(880,979)	(864,038)

Net assets at beginning of year	5,113,323	5,914,440	14,669,265	15,533,303

Net assets at end of year	$4,922,552	$5,113,323	$13,788,286	$14,669,265

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	MFS Investors Trust Series SC		MFS New Discovery Series SC
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(225,187)	$(215,270)	$(106,463)	$(113,720)
Realized gain (loss)	632,768	117,330	180,861	258,495
Change in unrealized appreciation (depreciation) during the year	1,244,960	937,607	589,693	19,816
Net increase (decrease) in net assets from operations	1,652,541	839,667	664,091	164,591

Contract transactions:
Payments received from contract owners	54,954	355,487	102,188	109,304
Transfers between accounts, net	(526,193)	619,737	(277,364)	(598,888
Transfer for contract terminations and annuity payouts	(1,620,274)	(1,436,689)	(631,868)	(772,435)

Net increase (decrease) in net assets
from contract transactions	(2,091,513)	(461,465)	(807,044)	(1,262,019)

Total increase (decrease) in net assets	(438,972)	378,202	(142,953)	(1,097,428)

Net assets at beginning of year	16,701,714	16,323,512	6,390,248	7,487,676

Net assets at end of year	$16,262,742	$16,701,714	$6,247,295	$6,390,248

	MFS Research Series IC		Rydex Banking Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(139,437)	$(180,138)	$(195)	$6,548
Realized gain (loss)	190,414	(695,953)	5,407	(4,726)
Change in unrealized appreciation (depreciation) during the year	1,207,871	1,982,371	3,653	(9,705)
Net increase (decrease) in net assets from operations	1,258,848	1,106,280	8,865	(7,883)

Contract transactions:
Payments received from contract owners	67,428	105,517	-	-
Transfers between accounts, net	(719,814)	118,584	(42,877)	(28,915)
Transfer for contract terminations and annuity payouts	(4,512,074)	(4,843,218)	-	-

Net increase (decrease) in net assets
from contract transactions	(5,164,460)	(4,619,117)	(42,877)	(28,915)

Total increase (decrease) in net assets	(3,905,612)	(3,512,837)	(34,012)	(36,798)

Net assets at beginning of year	18,007,788	21,520,625	34,012	70,810

Net assets at end of year	$14,102,176	$18,007,788	$-	$34,012

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex Basic Materials Fund		Rydex Biotechnology Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(115)	$(1,251)	$-	$(5)
Realized gain (loss)	2,173	(27,390)	-	(676)
Change in unrealized appreciation (depreciation) during the year	(1,014)	997	-	-
Net increase (decrease) in net assets from operations	1,044	(27,644)	-	(681)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(37,743)	432,794	-	681
Transfer for contract terminations and annuity payouts	-	(368,498)	-	-

Net increase (decrease) in net assets
from contract transactions	(37,743)	64,296	-	681

Total increase (decrease) in net assets	(36,699)	36,652	-	-

Net assets at beginning of year	36,699	47	-	-

Net assets at end of year	$-	$36,699	$-	$-

	Rydex Consumer Products Fund		Rydex Electronics Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(219)	$2,183	$(60)	$(11)
Realized gain (loss)	(946)	(5,390)	(600)	(4,588)
Change in unrealized appreciation (depreciation) during the year	535	(1,572)	-	(8)
Net increase (decrease) in net assets from operations	(630)	(4,779)	(660)	(4,607)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(15,212)	20,569	660	(646)
Transfer for contract terminations and annuity payouts	-	(11,394)	-	-

Net increase (decrease) in net assets
from contract transactions	(15,212)	9,175	660	(646)

Total increase (decrease) in net assets	(15,842)	4,396	-	(5,253)

Net assets at beginning of year	18,007	13,611	-	5,253

Net assets at end of year	$2,165	$18,007	$-	$-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex Energy Fund		Rydex Energy Services Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(329)	$(2,373)	$(597)	$(4,210)
Realized gain (loss)	34,368	139,143	12,835	100,000
Change in unrealized appreciation (depreciation) during the year	(14,874)	(12,247)	(1,625)	13,158
Net increase (decrease) in net assets from operations	19,165	124,523	10,613	108,948

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(17,123)	146,512	(43,154)	(2,806,073)
Transfer for contract terminations and annuity payouts	(34,953)	(457,373)	-	(531,042)

Net increase (decrease) in net assets
from contract transactions	(52,076)	(310,861)	(43,154)	(3,337,115)

Total increase (decrease) in net assets	(32,911)	(186,338)	(32,541)	(3,228,167)

Net assets at beginning of year	45,410	231,748	69,584	3,297,751

Net assets at end of year	$12,499	$45,410	$37,043	$69,584

	Rydex Financial Services Fund, VS (A)		Rydex Health Care Fund, VS (A)
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(60)	$(14)	$(347)	$(606)
Realized gain (loss)	1,911	6,682	9,175	6,890
Change in unrealized appreciation (depreciation) during the year	(781)	(1,695)	(4,987)	5,227
Net increase (decrease) in net assets from operations	1,070	4,973	3,841	11,511

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(18,896)	(24,568)	(57,169)	191,895
Transfer for contract terminations and annuity payouts	-	-	-	(148,908)

Net increase (decrease) in net assets	(18,896)	(24,568)	(57,169)	42,987
from contract transactions

Total increase (decrease) in net assets	(17,826)	(19,595)	(53,328)	54,498

Net assets at beginning of year	17,863	37,458	55,398	900

Net assets at end of year	$37	$17,863	$2,070	$55,398

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex Internet Fund		Rydex Leisure Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$(236)	$-	$-
Realized gain (loss)	-	(43,638)	-	(219)
Change in unrealized appreciation (depreciation) during the year	-	(63)	-	-
Net increase (decrease) in net assets from operations	-	(43,937)	-	(219)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	(39,604)	-	219
Transfer for contract terminations and annuity payouts	-	-	-	-

Net increase (decrease) in net assets
from contract transactions	-	(39,604)	-	219

Total increase (decrease) in net assets	-	(83,541)	-	-

Net assets at beginning of year	-	83,541	-	-

Net assets at end of year	$-	$-	$-	$-

	Rydex Nova Fund		Rydex OTC Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,801	$(2,890)	$(34,688)	$(39,493)
Realized gain (loss)	87,863	(29,298)	(17,701)	(139,625)
Change in unrealized appreciation (depreciation) during the year	(23,166)	(3,232)	112,907	113,305
Net increase (decrease) in net assets from operations	69,498	(35,420)	60,518	(65,813)

Contract transactions:
Payments received from contract owners	-	-	23,248	16,422
Transfers between accounts, net	234,471	(468,382)	(377,916)	(924,629)
Transfer for contract terminations and annuity payouts	-	(106,238)	(287,930)	(231,635)

Net increase (decrease) in net assets	234,471	(574,620)	(642,598)	(1,139,842)
from contract transactions

Total increase (decrease) in net assets	303,969	(610,040)	(582,080)	(1,205,655)

Net assets at beginning of year	326,254	936,294	2,429,063	3,634,718

Net assets at end of year	$630,223	$326,254	$1,846,983	$2,429,063

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex Precious Metals Fund		Rydex Real Estate Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,506)	$(4,704)	$106	$(550)
Realized gain (loss)	72,971	95,277	(1,364)	(7,523)
Change in unrealized appreciation (depreciation) during the year	16,062	91,056	3,106	(15,475)
Net increase (decrease) in net assets from operations	86,527	181,629	1,848	(23,548)

Contract transactions:
Payments received from contract owners	-	-	-
Transfers between accounts, net	(286,799)	(474,083)	1,931	(481,974)
Transfer for contract terminations and annuity payouts	(31,480)	(71,053)	-	(22,480)

Net increase (decrease) in net assets
from contract transactions	(318,279)	(545,136)	1,931	(504,454)

Total increase (decrease) in net assets	(231,752)	(363,507)	3,779	(528,002)

Net assets at beginning of year	459,487	822,994	12,782	540,784

Net assets at end of year	$227,735	$459,487	$16,561	$12,782
	Rydex Retailing Fund		Rydex Technology Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6)	$(192)	$(258)	$(30)
Realized gain (loss)	(362)	1,578	3,852	(7,021)
Change in unrealized appreciation (depreciation) during the year	-	(1,528)	-	(7)
Net increase (decrease) in net assets from operations	(368)	(142)	3,594	(7,058)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	368	(3,925)	(3,594)	(123,118)
Transfer for contract terminations and annuity payouts	-	(50,778)	-	-
			-	-
Net increase (decrease) in net assets	368	(54,703)	(3,594)	(123,118)
from contract transactions

Total increase (decrease) in net assets	-	(54,845)	-	(130,176)

Net assets at beginning of year	-	54,845	-	130,176

Net assets at end of year	$-	$-	$-	$-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex Telecommunications Fund		Rydex Transportation Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(116)	$(1,203)	$(142)	$(419)
Realized gain (loss)	14,794	(23,146)	9,862	29,170
Change in unrealized appreciation (depreciation) during the year	(10,798)	(9,292)	-	(3,455)
Net increase (decrease) in net assets from operations	3,880	(33,641)	9,720	25,296

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(57,884)	(380,405)	(9,720)	(59,916)
Transfer for contract terminations and annuity payouts	-	(76,404)	-	-

Net increase (decrease) in net assets
from contract transactions	(57,884)	(456,809)	(9,720)	(59,916)

Total increase (decrease) in net assets	(54,004)	(490,450)	-	(34,620)

Net assets at beginning of year	54,004	544,454	-	34,620

Net assets at end of year	$-	$54,004	$-	$-

	Rydex US Government Money Market Fund		Rydex Utilities Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$56,704	$108,536	$-	$(1,029)
Realized gain (loss)	-	-	-	28,130
Change in unrealized appreciation (depreciation) during the year	-	-	-	(11,844)
Net increase (decrease) in net assets from operations	56,704	108,536	-	15,257

Contract transactions:
Payments received from contract owners	-	103,330	-	-
Transfers between accounts, net	3,078,999	11,672,218	-	(432,907)
Transfer for contract terminations and annuity payouts	(3,594,601)	(34,929,684)	-	(94,336)

Net increase (decrease) in net assets
from contract transactions	(515,602)	(23,154,136)	-	(527,243)

Total increase (decrease) in net assets	(458,898)	(23,045,600)	-	(511,986)

Net assets at beginning of year	1,886,435	24,932,035	-	511,986

Net assets at end of year	$1,427,537	$1,886,435	$-	$-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex VT Dynamic OTC Fund[30]		Rydex VT Dynamic S&P 500 Fund[31]
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,638)	$(3,959)	$(769)	$(3,159)
Realized gain (loss)	66,062	(212,876)	102,130	(154,365)
Change in unrealized appreciation (depreciation) during the year	(18,244)	(35,969)	2,377	(163)
Net increase (decrease) in net assets from operations	46,180	(252,804)	103,738	(157,687)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(1,040,142)	(1,238,705)	(977,901)	(309,540)
Transfer for contract terminations and annuity payouts	(319)	(53,048)	(84,014)	(373,637)

Net increase (decrease) in net assets	(1,040,461)	(1,291,753)	(1,061,915)	(683,177)
from contract transactions

Total increase (decrease) in net assets	(994,281)	(1,544,557)	(958,177)	(840,864)

Net assets at beginning of year	1,124,150	2,668,707	1,012,074	1,852,938

Net assets at end of year	$129,869	$1,124,150	$53,897	$1,012,074

	Rydex VT Europe Advantage Fund[32]		Rydex VT Government Long Bond Advantage Fund[33]
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$9	$(355)	$678	$15,819
Realized gain (loss)	1,819	(10,192)	(2,631)	(204,520)
Change in unrealized appreciation (depreciation) during the year	643	5,734	(1,543)	1,547
Net increase (decrease) in net assets from operations	2,471	(4,813)	(3,496)	(187,154)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(20,446)	(414)	(40,957)	579,398
Transfer for contract terminations and annuity payouts	(106)	(63,374)	-	(347,816)

Net increase (decrease) in net assets	(20,552)	(63,788)	(40,957)	231,582
from contract transactions

Total increase (decrease) in net assets	(18,081)	(68,601)	(44,453)	44,428

Net assets at beginning of year	22,878	91,479	44,462	34

Net assets at end of year	$4,797	$22,878	$9	$44,462

30 Changed name from Rydex Velocity 100 Fund, effective 05/01/2006.
31 Changed name from Rydex Titan 500 Fund effective 05/01/2006.
32 Changed name from Rydex Large-Cap Europe Fund effective 05/01/2006.
33 Changed name from Rydex U.S. Government Bond Fund effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex VT Inverse Government Long Bond Fund[34]		Rydex VT Inverse OTC Fund[35]
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,597	$(2,999)	$(1,302)	$(5,822)
Realized gain (loss)	(21,413)	(17,689)	9,464	(199,360)
Change in unrealized appreciation (depreciation) during the year	32,405	(6,758)	504	485,325
Net increase (decrease) in net assets from operations	14,589	(27,446)	8,666	280,143

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(140,636)	124,952	(270,117)	(5,667,093)
Transfer for contract terminations and annuity payouts	(107,514)	(219,375)	(38,134)	(224,141)

Net increase (decrease) in net assets
from contract transactions	(248,150)	(94,423)	(308,251)	(5,891,234)

Total increase (decrease) in net assets	(233,561)	(121,869)	(299,585)	(5,611,091)

Net assets at beginning of year	233,561	355,430	299,585	5,910,676

Net assets at end of year	$-	$233,561	$-	$299,585

	Rydex VT Inverse S&P 500 Fund[36]		Rydex VT Japan Advantage Fund[37]
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,011)	$(10,803)	$(14)	$(148)
Realized gain (loss)	(26,515)	4,973	(6,311)	(1,173)
Change in unrealized appreciation (depreciation) during the year	3,949	(414)	(1,627)	(1,379)
Net increase (decrease) in net assets from operations	(23,577)	(6,244)	(7,952)	(2,700)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(74,448)	386,094	(11,088)	14,841
Transfer for contract terminations and annuity payouts	(68,116)	(438,361)	(106)	(19,595)

Net increase (decrease) in net assets
from contract transactions	(142,564)	(52,267)	(11,194)	(4,754)

Total increase (decrease) in net assets	(166,141)	(58,511)	(19,146)	(7,454)

Net assets at beginning of year	166,141	224,652	23,765	31,219

Net assets at end of year	$-	$166,141	$4,619	$23,765

34 Changed name from Rydex Juno Fund effective 05/01/2006.
35 Changed name from Rydex Arktos Fund effective 05/01/2006.
36 Changed name from Rydex Ursa Fund effective 05/01/2006.
37 Changed name from Rydex Large-Cap Japan Fund effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex VT Mid Cap Advantage Fund[38]		Rydex VT Russell 2000 Advantage Fund[39]
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(129)	$(1,799)	$(213)	$4,560
Realized gain (loss)	3,610	26,126	(10,316)	3,118
Change in unrealized appreciation (depreciation) during the year	(11,276)	(16,870)	(578)	(75,564)
Net increase (decrease) in net assets from operations	(7,795)	7,457	(11,107)	(67,886)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	49,170	108,823	62,774	(344,147)
Transfer for contract terminations and annuity payouts	(106)	(328,360)	(106)	(340,444)

Net increase (decrease) in net assets
from contract transactions	49,064	(219,537)	62,668	(684,591)

Total increase (decrease) in net assets	41,269	(212,080)	51,561	(752,477)

Net assets at beginning of year	4,486	216,566	4,410	756,887

Net assets at end of year	$45,755	$4,486	$55,971	$4,410

	Templeton Developing Markets Securities Fund 2		U.S. Allocation Portfolio[40]
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(35,579)	$(22,452)	$72,661	$(13,690)
Realized gain (loss)	150,914	21,814	(336,947)	(341,410)
Change in unrealized appreciation (depreciation) during the year	984,391	892,816	954,125	829,578
Net increase (decrease) in net assets from operations	1,099,726	892,178	689,839	474,478

Contract transactions:
Payments received from contract owners	113,596	13,130	76,153	119,262
Transfers between accounts, net	387,266	1,187,460	(1,089,625)	(994,788)
Transfer for contract terminations and annuity payouts	(995,052)	(380,195)	(1,927,304)	(1,777,570)

Net increase (decrease) in net assets
from contract transactions	(494,190)	820,395	(2,940,776)	(2,653,096)

Total increase (decrease) in net assets	605,536	1,712,573	(2,250,937)	(2,178,618)

Net assets at beginning of year	4,592,522	2,879,949	9,269,680	11,448,298

Net assets at end of year	$5,198,058	$4,592,522	$7,018,743	$9,269,680

38 Changed name from RydexMedius Fund effective 05/01/2006.
39 Changed name from Rydex Mekros Fund effective 05/01/2006.
40 Changed name from UBS Global AM Tactical Allocation Fund effective 05/01/2006.

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets
For the Years Ended December 31

	Wanger International Select Fund		Wanger International Small Cap Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(139,898)	$19,205	$(274,762)	$(128,235)
Realized gain (loss)	229,494	39,894	2,729,353	564,731
Change in unrealized appreciation (depreciation) during the year	2,794,670	926,126	5,038,079	3,380,828
Net increase (decrease) in net assets from operations	2,884,266	985,225	7,492,670	3,817,324

Contract transactions:
Payments received from contract owners	60,855	123,502	159,309	372,870
Transfers between accounts, net	1,073,878	1,723,343	(511,827)	444,581
Transfer for contract terminations and annuity payouts	(1,284,844)	(871,514)	(3,607,860)	(1,868,256)

Net increase (decrease) in net assets
from contract transactions	(150,111)	975,331	(3,960,378)	(1,050,805)

Total increase (decrease) in net assets	2,734,155	1,960,556	3,532,292	2,766,519

Net assets at beginning of year	7,987,070	6,026,514	22,590,786	19,824,267

Net assets at end of year	$10,721,225	$7,987,070	$26,123,078	$22,590,786

	Wanger Select Fund		Wanger US Smaller Companies Fund
	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(347,948)	$(414,589)	$(750,523)	$(883,621)
Realized gain (loss)	1,479,941	1,950,960	4,671,542	2,117,953
Change in unrealized appreciation (depreciation) during the year	3,302,286	607,069	(766,083)	3,595,769
Net increase (decrease) in net assets from operations	4,434,279	2,143,440	3,154,936	4,830,101

Contract transactions:
Payments received from contract owners	556,913	297,110	614,217	626,734
Transfers between accounts, net	287,640	645,245	(1,032,012)	(1,894,705)
Transfer for contract terminations and annuity payouts	(3,795,319)	(2,691,892)	(6,680,700)	(4,499,230)

Net increase (decrease) in net assets
from contract transactions	(2,950,766)	(1,749,537)	(7,098,495)	(5,767,201)

Total increase (decrease) in net assets	1,483,513	393,903	(3,943,559)	(937,100)

Net assets at beginning of year	26,749,193	26,355,290	54,872,559	55,809,659

Net assets at end of year	$28,232,706	$26,749,193	$50,929,000	$54,872,559

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006

1. Organization

Keyport Variable Account A (the "Variable Account") is a segregated investment account of Sun Life Assurance Company of Canada (U.S.) (the "Company").

The Variable Account exists in accordance with the regulations of the Delaware Department of Insurance, is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended, and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers ten variable annuity contracts: Keyport Advisor, Keyport Advisor Vista, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Vista, Keyport Optima, SteinRoe Annuity, Rydex, and Keyport Latitude, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The eleven contracts and their respective eligible fund options are as follows:

Keyport Advisor Variable Annuity	Keyport Advisor Charter Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM VI Capital Appreciation Series I
Alger American Small Capitalization Portfolio	AIM VI Core Equity Fund

AllianceBernstein Variable Products Series Fund, Inc:	Alger American Fund:
AllianceBernstein Global Bond Portfolio (A)	Alger American Growth Portfolio
AllianceBernstein Large Cap Growth Portfolio (A)	Alger American Small Capitalization Portfolio

Columbia Funds Variable Insurance Trust:	AllianceBernstein Variable Products Series Fund, Inc:
Columbia Asset Allocation Fund, VS (A)	AllianceBernstein Global Bond Portfolio (B)
Columbia Federal Securities Fund, VS (A)	AllianceBernstein Global Technology Portfolio (B)
Columbia International Fund, VS (A)	AllianceBernstein Large Cap Growth Portfolio (A)
Columbia Large Cap Growth Stock Fund, VS (A)
Columbia Large Cap Value Fund, VS (A)	Columbia Funds Variable Insurance Trust:
Columbia Large Cap Value Fund, VS (B)	Columbia Asset Allocation Fund, VS (A)
Columbia Money Market Fund, VS (A)	Columbia Federal Securities Fund, VS (A)
Columbia Small Company Growth Fund, VS (A)	Columbia High Yield Fund, VS (A)
Columbia Strategic Income Fund, VS (A)	Columbia International Fund, VS (A)
Columbia International Fund, VS (B)
MFS Variable Insurance Trust:	Columbia Large Cap Growth Stock Fund, VS (A)
MFS Emerging Growth Series IC	Columbia Large Cap Value Fund, VS (A)
MFS Research Series IC	Columbia Money Market Fund, VS (A)
Columbia Small Cap Value Fund, VS (A)
Columbia Strategic Income Fund, VS (A)

Franklin Templeton:
Templeton Developing Markets Securities Fund 2

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

1. Organization (continued)

Keyport Advisor Optima Variable Annuity	Keyport Advisor Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Series I	AIM VI Capital Appreciation Series I
AIM VI Core Equity Fund	AIM VI International Growth Series I

AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Balanced Shared Portfolio (B)	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Bond Portfolio (B)	AllianceBernstein Global Bond Portfolio (A)
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein Growth and Income Portfolio (A)
AllianceBernstein Growth and Income Portfolio (B)	AllianceBernstein Large Cap Growth Portfolio (A)
AllianceBernstein Growth Portfolio (B)	AllianceBernstein Real Estate Investment Portfolio (A)
AllianceBernstein International Research Growth Portfolio (B)

Columbia Funds Variable Insurance Trust:	Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (A)	Columbia Asset Allocation Fund, VS (A)
Columbia Federal Securities Fund, VS (A)	Columbia High Yield Fund, VS (A)
Columbia High Yield Fund, VS (A)	Columbia International Fund, VS (A)
Columbia International Fund, VS (A)	Columbia Large Cap Growth Stock Fund, VS (A)
Columbia International Fund, VS (B)	Columbia Large Cap Value Fund, VS (A)
Columbia Large Cap Growth Stock Fund, VS (A)	Columbia Money Market Fund, VS (A)
Columbia Large Cap Value Fund, VS (A)	Columbia Small Cap Value Fund, VS (A)
Columbia Money Market Fund, VS (A)	Columbia Small Company Growth Fund, VS (A)
Columbia Small Cap Value Fund, VS (A)	Columbia Strategic Income Fund, VS (A)

Franklin Templeton:	MFS Variable Insurance Trust:
Templeton Developing Markets Securities Fund 2	MFS Bond Series IC
MFS Emerging Growth Series IC
UBS Series Trust	MFS Research Series IC
U.S. Allocation Portfolio

Keyport Charter Variable Annuity	Keyport Latitude Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Series I	AIM VI Capital Appreciation Series I
AIM VI Core Equity Fund	AIM VI Core Equity Fund
AIM VI International Growth Series I	AIM VI International Growth Series I

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein Growth & Income Portfolio (B)
AllianceBernstein Growth & Income Portfolio (B)	AllianceBernstein International Growth Portfolio (B)
AllianceBernstein International Growth Portfolio (B)	AllianceBernstein Large Cap Growth Portfolio (B)
AllianceBernstein Large Cap Growth Portfolio (B)	AllianceBernstein Global Technology Portfolio (B)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

1. Organization (continued)

Keyport Charter Variable Annuity (continued)	Keyport Latitude Variable Annuity (continued)

Columbia Funds Variable Insurance Trust:	Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (B)	Columbia Asset Allocation Fund, VS (B)
Columbia Federal Securities Fund, VS (B)	Columbia Federal Securities Fund, VS (B)
Columbia High Yield Fund, VS (B)	Columbia High Yield Fund, VS (B)
Columbia Large Cap Growth Stock Fund, VS (B)	Columbia Large Cap Value Fund, VS (B)
Columbia Large Cap Value Fund, VS (B)	Columbia Mid Cap Value Fund, VS (B)
Columbia Mid Cap Value Fund, VS (B)	Columbia Money Market Fund, VS (A)
Columbia Money Market Fund, VS (A)	Columbia S&P 500 Index Fund, VS (B)
Columbia S&P 500 Index Fund, VS (B)	Columbia Small Cap Value Fund, VS (B)
Columbia Small Cap Value Fund, VS (B)	Columbia Strategic Income Fund, VS (B)
Columbia Strategic Income Fund, VS (B)

Fidelity VIP Funds:	Fidelity VIP Funds:
Fidelity VIP Equity Income Fund - SC2	Fidelity VIP Equity Income Fund - SC2
Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
Fidelity VIP III Growth Opportunities Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series SC	MFS Emerging Growth Series SC
MFS Investors Growth Stock Series SC	MFS Investors Growth Stock Series SC
MFS Investors Trust Series SC	MFS Investors Trust Series SC
MFS New Discovery Series SC	MFS New Discovery Series SC

Rydex Variable Trust:	Rydex Variable Trust:
Rydex OTC Fund	Rydex OTC Fund

Wanger Advisors Trust	Wanger Advisors Trust
Wanger International Select Fund	Wanger International Select Fund
Wanger International Small Cap Fund	Wanger International Small Cap Fund
Wanger Select Fund	Wanger Select Fund
Wanger US Smaller Companies Fund	Wanger US Smaller Companies Fund

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

1. Organization (continued)

Keyport Optima Variable Annuity	Keyport Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Series I	AIM VI Capital Appreciation Series I
AIM VI Core Equity Fund	AIM VI Core Equity Fund
AIM VI International Growth Series I	AIM VI International Growth Series I

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Balanced Shared Portfolio (B)	AllianceBernstein Global Technology Portfolio (B)
AllianceBernstein Global Bond Portfolio (B)	AllianceBernstein Growth & Income Portfolio (B)
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein International Growth Portfolio (B)
AllianceBernstein Growth & Income Portfolio (B)	AllianceBernstein Large Cap Growth Portfolio (B)
AllianceBernstein Growth Portfolio (B)
AllianceBernstein International Research Growth Portfolio (B)	Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (B)
Columbia Funds Variable Insurance Trust:	Columbia Federal Securities Fund, VS (B)
Columbia Asset Allocation Fund, VS (B)	Columbia High Yield Fund, VS (B)
Columbia Federal Securities Fund, VS (B)	Columbia Large Cap Growth Stock Fund, VS (B)
Columbia High Yield Fund, VS (B)	Columbia Large Cap Value Fund, VS (B)
Columbia International Fund, VS (B)	Columbia Mid Cap Value Fund, VS (B)
Columbia Large Cap Growth Stock Fund, VS (B)	Columbia Money Market Fund, VS (A)
Columbia Large Cap Value Fund, VS (B)	Columbia S&P 500 Index Fund, VS (B)
Columbia Money Market Fund, VS (A)	Columbia Small Cap Value Fund, VS (B)
Columbia Small Cap Value Fund, VS (B)	Columbia Strategic Income Fund, VS (B)
Columbia Strategic Income Fund, VS (B)
Fidelity VIP Funds:
MFS Variable Insurance Trust:	Fidelity VIP Equity Income Fund - SC2
MFS Emerging Growth Series SC	Fidelity VIP III Dynamic Capital Appreciation Fund -SC2 Fund - SC
MFS Investors Growth Stock Series SC	Fidelity VIP III Growth Opportunities Fund - SC2
MFS Investors Trust Series SC
MFS Variable Insurance Trust:
UBS Series Trust:	MFS Emerging Growth Series SC
U.S. Allocation Portfolio	MFS Investors Growth Stock Series SC
MFS Investors Trust Series SC
MFS New Discovery Series SC

Rydex Variable Trust:
Rydex OTC Fund

Wanger Advisors Trust
Wanger International Select Fund
Wanger International Small Cap Fund
Wanger Select Fund
Wanger US Smaller Companies Fund

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

1. Organization (continued)

Rydex Variable Annuity	Stein Roe Variable Annuity

Rydex Variable Trust:	Columbia Funds Variable Insurance Trust:
Rydex Banking Fund	Columbia Asset Allocation Fund, VS (A)
Rydex Basic Materials Fund	Columbia Federal Securities Fund, VS (A)
Rydex Biotechnology Fund	Columbia High Yield Fund, VS (A)
Rydex Consumer Products Fund	Columbia International Fund, VS (A)
Rydex Electronics Fund	Columbia Large Cap Growth Stock Fund, VS (A)
Rydex Energy Fund	Columbia Large Cap Value Fund, VS (A)
Rydex Energy Services Fund	Columbia Money Market Fund, VS (A)
Rydex Financial Services Fund, VS (A)	Columbia Small Cap Value Fund, VS (A)
Rydex Health Care Fund, VS (A)	Columbia Strategic Income Fund, VS (A)
Rydex Internet Fund
Rydex Leisure Fund	Wanger Advisors Trust
Rydex Nova Fund	Wanger International Select Fund
Rydex OTC Fund	Wanger International Small Cap Fund
Rydex Precious Metals Fund	Wanger Select Fund
Rydex Real Estate Fund	Wanger US Smaller Companies Fund
Rydex Retailing Fund
Rydex Technology Fund
Rydex Telecommunications Fund
Rydex Transportation Fund
Rydex US Government Money Market Fund
Rydex Utilities Fund
Rydex VT Dynamic OTC Fund
Rydex VT Dynamic S&P 500 Fund
Rydex VT Europe Advantage Fund
Rydex VT Government Long Bond Advantage Fund
Rydex VT Inverse Government Long Bond Fund
Rydex VT Inverse OTC Fund
Rydex VT Inverse S&P 500 Fund
Rydex VT Japan Advantage Fund
Rydex VT Mid Cap Advantage Fund
Rydex VT Russell 2000 Advantage Fund

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

1. Organization (continued)

On May 1, 2006, the SteinRoe Variable Investment Trust ("SRVIT") and the Liberty Variable Investment Trust ("LVIT") were changed to Columbia Funds Variable Insurance Trust.

On May 1, 2006 AIM VI Growth Series I was merged with AIM V.I. Capital Appreciation Series I and AIM VI Premier Equity Series I was merged with AIM VI Core Equity Fund.

On May 1, 2006, the fund name of AllianceBernstein International Portfolio (B) was changed to AllianceBernstein International Research Growth Portfolio (B); fund name of AllianceBernstein Total Return Portfolio (B) was changed to AllianceBernstein Balanced Shared Portfolio (B); fund name of AllianceBernstein Worldwide Privatization Portfolio (B) was changed to AllianceBernstein International Growth Portfolio (B); fund name of Colonial Small Cap Value Fund, VS (A) was changed to Columbia Small Cap Value Fund, VS (A); fund name of Colonial Small Cap Value Fund, VS (B) was changed to Columbia Small Cap Value Fund, VS (B); fund name of Colonial Strategic Income Fund, VS (A) was changed to Columbia Strategic Income Fund, VS (A); fund name of Colonial Strategic Income Fund, VS (B) was changed to Columbia Strategic Income Fund, VS (B); fund name of Columbia High Yield Fund II, VS (A) was changed to Columbia High Yield Fund, VS (A); fund name of Columbia High Yield Fund II, VS (B) was changed to Columbia High Yield Fund, VS (B); fund name of Liberty Growth & Income Fund, VS (A) was changed to Columbia Large Cap Value Fund, VS (A); fund name of Liberty Growth & Income Fund, VS (B) was changed to Columbia Large Cap Value Fund, VS (B); fund name of Liberty Select Value Fund, VS (A) was changed to Columbia Mid Cap Value Fund, VS (A); fund name of Liberty Select Value Fund, VS (B) was changed to Columbia Mid Cap Value Fund, VS (B); ); fund name of Liberty S&P 500 Index Fund, VS (A) was changed to Columbia S&P 500 Index Fund, VS (A); fund name of Liberty S&P 500 Index Fund, VS (B) was changed to Columbia S&P 500 Index Fund, VS (B); fund name of Liberty Asset Allocation Fund, VS (A) was changed to Columbia Asset Allocation Fund, VS (A); fund name of Liberty Asset Allocation Fund, VS (B) was changed to Columbia Asset Allocation Fund, VS (B); fund name of Liberty Federal Securities Fund, VS (A) was changed to Columbia Federal Securities Fund, VS (A); fund name of Liberty Federal Securities Fund, VS (B) was changed to Columbia Federal Securities Fund, VS (B); fund name of Liberty Money Market Fund, VS(A) was changed to Columbia Money Market Fund, VS (A); fund name of Liberty Small Company Growth Fund, VS (A) was changed to Columbia Small Company Growth Fund, VS (A); fund name of UBS Global AM Tactical Allocation Fund was changed to U.S. Allocation Portfolio; fund name of Rydex Arktos Fund was changed to Rydex VT Inverse OTC Fund; fund name of Rydex Juno Fund was changed to Rydex VT Inverse Government Long Bond Fund; fund name of Rydex Large-Cap Europe Fund was changed to Rydex VT Europe Advantage Fund; fund name of Rydex Large-Cap Japan Fund was changed to Rydex VT Japan Advantage Fund; fund name of Rydex Medius Fund was changed to Rydex VT Mid Cap Advantage Fund; fund name of Rydex Mekros Fund was changed to Rydex VT Russell 2000 Advantage Fund; fund name of Rydex Titan 500 Fund was changed to Rydex VT Dynamic S&P 500 Fund; fund name of Rydex Ursa Fund was changed to Rydex VT Inverse S&P 500 Fund; fund name of Rydex U.S. Government Bond Fund was changed to Rydex VT Government Long Bond Advantage Fund; fund name of Rydex Velocity 100 Fund was changed to Rydex VT Dynamic OTC Fund;

On May 1, 2005, the fund names of Alliance Bernstein Premier Growth Portfolio and Alliance Bernstein Technology Portfolio were changed to Alliance Bernstein Large Cap Growth Portfolio and Alliance Bernstein Global Technology Portfolio, respectively.

On February 25, 2005, the fund name of Stein Roe Growth Stock Fund, VS (A) was changed to Columbia Large Cap Growth Stock Fund, VS (A) and Stein Roe Growth Stock Fund, VS (B) was changed to Columbia Large Cap Growth Stock Fund, VS (B)

On February 18, 2005, Newport Tiger Fund and Columbia Real Estate Equity Fund were closed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

1. Organization (continued)

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Significant Accounting Policies

General
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from those estimates.

Investment Valuation
Investments made in the mutual fund are valued at their reported net assets value and are carried at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded at the ex-distribution date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Variable Annuity Reserves
Annuity reserves represent actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0, unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the company to cover greater longevity of annuities than expected.

The net assets retained by the Company represent seed money shares invested in certain Sub-Accounts required to commence operations. The seed money is stated at fair value.

Federal Income Tax Status
The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, a provision for income taxes has not been charged against the Variable Account. The company will review periodically the status of this policy in the event of change in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contracts.

If a policyholder’s financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Company to make the policyholder whole. The resulting risk of a gain or loss from the corrections has no effect on the contractholder’s account and is fully assumed by the Company.

3. Contract Charges

Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima, and Keyport Latitude Variable Annuity
There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contract holder’s account on the contract anniversary date. Daily deductions are made from each Sub-Account for assumption

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

3. Contract Charges (continued)

of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value. The Keyport Advisor Employee contact series, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Keyport Advisor Optima only. The deduction is a yearly charge of 0.35% for a guaranteed income benefit rider, 0.05% for an enhanced death benefit (if purchased with income rider) and 0.10% for an enhanced death benefit (if purchased without the income rider).

Keyport Advisor Vista and Keyport Vista Variable Annuity
There are no sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.
-
Stein Roe Variable Annuity
There are no sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.65% of contract value.

Rydex Variable Annuity
There are no sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.90% of contract value.

4. Related Party Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Clarendon Insurance Agency, Inc. ("Clarendon"), a wholly owned subsidiary of the Company, is the principal underwriter of the variable insurance products issued by the Company. The compensation of Columbia Management Advisor, Inc., the investment advisor of the Variable Account, is based on the fair value of the mutual funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A
Notes to financial statements
December 31, 2006
(continued)
5. Financial Highlights

A summary of the units outstanding, unit values, net assets, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for each of the year in the period ended December 31, 2006 is as follows:

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]		lowest to highest		lowest to highest

AIM VI Capital Appreciation Series I
2006	1,295,604	$11.854 to	$12.107	$15,400,097	0.06%		1.24% to	1.39%	4.84% to	4.99%
2005	1,371,125	11.308 to	11.531	15,545,675	0.06%		1.24% to	1.39%	7.34% to	7.50%
2004	1,644,791	10.535 to	10.727	17,374,279	0.00%		1.24% to	1.39%	5.15% to	5.31%
2003	1,708,618	10.019 to	10.186	17,162,283	0.00%		1.24% to	1.39%	27.73% to	27.92%
2002	1,932,189	7.843 to	7.963	15,193,702	0.00%		1.24% to	1.39%	-25.40% to	-25.29%

AIM VI Core Equity Fund
2006	1,588,466	7.882 to	9.260	17,180,328	0.81%		1.24% to	1.39%	5.10% to	5.15%

AIM VI Growth Series I (Merged with AIM VI Capital Appreciation Series I)
2006	-	8.573 to	8.662	-	0.00%		1.24% to	1.39%	6.76% to	6.81%
2005	191,975	8.030 to	8.110	1,544,894	0.00%		1.24% to	1.39%	6.00% to	6.16%
2004	265,891	7.576 to	7.639	2,019,073	0.00%		1.24% to	1.39%	6.73% to	6.89%
2003	316,477	7.098 to	7.147	2,250,656	0.00%		1.24% to	1.39%	29.43% to	29.62%
2002	364,564	5.484 to	5.514	2,002,421	0.00%		1.24% to	1.39%	-31.93% to	-31.82%

AIM VI International Growth Fund Series I
2006	2,378,499	11.711 to	15.928	37,115,125	1.00%		1.24% to	1.39%	26.47% to	26.66%
2005	2,696,977	9.246 to	12.595	33,188,740	0.66%		1.24% to	1.39%	16.30% to	16.48%
2004	3,042,123	7.938 to	10.829	32,123,515	0.65%		1.24% to	1.39%	22.29% to	22.47%
2003	3,370,876	6.481 to	8.855	29,032,673	0.58%		1.24% to	1.39%	27.28% to	27.47%
2002	3,255,872	5.085 to	6.957	21,826,302	0.63%		1.24% to	1.39%	-16.84% to	-16.72%

AIM VI Premier Equity Fund Series I (Merged with AIM VI Core Equity Fund)
2006	-	7.882 to	9.259	-	1.04%	[5]	1.24% to	1.39%	5.10% to	5.15%
2005	2,425,456	7.500 to	8.810	18,318,368	0.79%		1.24% to	1.39%	4.20% to	4.36%
2004	3,003,442	7.197 to	8.455	21,766,966	0.44%		1.24% to	1.39%	4.31% to	4.46%
2003	3,400,640	6.900 to	8.106	23,627,775	0.29%		1.24% to	1.39%	23.35% to	23.54%
2002	3,936,931	5.594 to	6.571	22,172,555	0.31%		1.24% to	1.39%	-31.22% to	-31.12%

Alger American Growth Portfolio
2006	1,361,545	18.148 to	19.783	24,756,325	0.13%		0.35% to	1.39%	3.70% to	4.78%
2005	1,922,772	17.500 to	18.880	33,705,466	0.24%		0.35% to	1.39%	10.49% to	11.64%
2004	2,483,790	15.838 to	16.911	39,400,571	0.00%		0.35% to	1.39%	4.04% to	5.13%
2003	2,950,057	15.224 to	16.087	44,978,824	0.00%		0.35% to	1.39%	33.30% to	34.69%
2002	3,343,221	11.421 to	11.944	38,240,992	0.04%		0.35% to	1.39%	-33.92% to	-33.23%

Alger American Small Capitalization Portfolio
2006	643,911	14.343 to	16.654	9,242,528	0.00%		0.35% to	1.39%	18.36% to	19.60%
2005	894,352	12.118 to	13.925	10,844,934	0.00%		0.35% to	1.39%	15.27% to	16.47%
2004	1,138,962	10.512 to	11.955	11,979,656	0.00%		0.35% to	1.39%	14.36% to	16.16%
2003	1,342,657	9.145 to	10.292	12,282,493	0.00%		0.35% to	1.39%	40.38% to	41.85%
2002	1,512,410	6.514 to	7.256	9,855,019	0.00%		0.35% to	1.39%	-27.25% to	-26.48%

AllianceBernstein Balanced Shared Portfolio (Formerly AllianceBernstein Total Return Portfolio (B))
2006	113,980	12.461 to	12.558	1,422,310	2.23%		1.24% to	1.39%	10.03% to	10.19%
2005	142,686	11.325 to	11.397	1,618,096	2.31%		1.24% to	1.39%	2.18% to	2.33%
2004	162,196	11.084 to	11.137	1,800,614	2.27%		1.24% to	1.39%	7.29% to	7.45%
2003	137,958	10.331 to	10.365	1,427,115	2.69%		1.24% to	1.39%	17.14% to	17.32%
2002	155,596	8.819 to	8.835	1,373,388	1.84%		1.24% to	1.39%	-12.04% to	-11.90%

AllianceBernstein Global Bond Portfolio (A)
2006	680,561	13.141 to	14.493	8,988,046	1.65%		0.35% to	1.39%	3.52% to	4.60%
2005	990,824	12.694 to	13.856	12,630,978	9.24%		0.35% to	1.39%	-8.93% to	-7.98%
2004	1,235,671	13.938 to	15.057	17,280,263	5.73%		0.35% to	1.39%	8.11% to	9.25%
2003	1,490,814	12.892 to	13.782	19,282,430	5.99%		0.35% to	1.39%	11.70% to	12.87%
2002	1,739,794	11.542 to	12.211	20,144,892	1.15%		0.35% to	1.39%	0.00% to	16.51%

AllianceBernstein Global Bond Portfolio (B)
2006	274,151	12.836 to	12.981	3,528,310	1.35%		1.24% to	1.39%	3.20% to	3.36%
2005	347,183	12.438 to	12.560	4,329,099	8.96%		1.24% to	1.39%	-9.13% to	-9.00%
2004	383,109	13.689 to	13.802	5,257,162	5.58%		1.24% to	1.39%	7.82% to	7.98%
2003	445,194	12.696 to	12.782	5,664,409	5.64%		1.24% to	1.39%	11.52% to	11.69%
2002	504,684	11.384 to	11.444	5,754,708	0.94%		1.24% to	1.39%	14.98% to	15.15%

AllianceBernstein Global Technology Portfolio (B) (Formerly AllianceBernstein Technology Portfolio (B))
2006	1,524,791	7.406 to	7.949	11,909,372	0.00%		1.24% to	1.39%	6.89% to	7.05%
2005	1,845,923	6.929 to	7.437	13,487,399	0.00%		1.24% to	1.39%	2.22% to	2.37%
2004	2,198,138	6.779 to	7.204	15,710,648	0.00%		1.24% to	1.39%	3.63% to	3.79%
2003	2,522,678	6.541 to	7.020	17,397,766	0.00%		1.24% to	1.39%	41.81% to	42.02%
2002	2,583,241	4.613 to	17.682	12,562,586	0.00%		1.24% to	1.39%	-42.61% to	-42.53%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A
Notes to financial statements
December 31, 2006
(continued)
5. Financial Highlights (continued)
	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

AllianceBernstein Growth Portfolio (B)
2006	69,102	$11.916 to	$12.009	$825,869	0.00%	1.24% to	1.39%	-2.60% to	-2.46%
2005	92,630	12.234 to	12.311	1,135,695	0.00%	1.24% to	1.39%	10.10% to	10.26%
2004	106,044	11.112 to	11.165	1,181,281	0.00%	1.24% to	1.39%	12.94% to	13.11%
2003	116,675	9.838 to	9.871	1,150,073	0.00%	1.24% to	1.39%	32.84% to	33.04%
2002	99,651	7.406 to	7.419	738,789	0.00%	1.24% to	1.39%	-29.26% to	-29.15%

AllianceBernstein Growth and Income Portfolio (A)
2006	183,419	17.567 to	17.567	3,222,127	1.43%	1.39% to	1.39%	15.67% to	15.67%
2005	228,823	15.187 to	15.187	3,475,143	1.52%	1.39% to	1.39%	3.42% to	3.42%
2004	294,155	14.684 to	14.684	4,319,489	0.95%	1.39% to	1.39%	9.92% to	9.92%
2003	321,761	13.359 to	13.359	4,298,501	1.04%	1.39% to	1.39%	30.68% to	30.68%
2002	395,376	10.223 to	10.223	4,042,051	0.64%	1.39% to	1.39%	-23.13% to	-23.13%

AllianceBernstein Growth and Income Portfolio (B)
2006	3,182,751	12.749 to	13.950	43,920,143	1.16%	1.24% to	1.39%	9.56% to	15.55%
2005	3,802,765	11.428 to	12.073	45,481,963	1.27%	1.24% to	1.39%	3.16% to	3.31%
2004	4,147,840	11.078 to	11.686	48,087,708	0.74%	1.24% to	1.39%	9.68% to	9.85%
2003	4,350,967	10.100 to	10.639	45,983,625	0.85%	1.24% to	1.39%	30.36% to	30.56%
2002	4,128,896	7.748 to	8.149	33,473,836	0.57%	1.24% to	1.39%	-24.89% to	-23.23%

AllianceBernstein International Growth Portfolio (B)(Formerly AllianceBernstein Worldwide Privatization Portfolio (B))
2006	388,804	16.330 to	16.490	6,351,257	0.70%	1.24% to	1.39%	24.95% to	25.14%
2005	462,461	13.069 to	13.178	6,045,588	0.32%	1.24% to	1.39%	18.89% to	19.07%
2004	270,729	10.992 to	11.067	2,978,413	0.10%	1.24% to	1.39%	22.26% to	22.44%
2003	205,744	8.991 to	9.039	1,851,594	1.06%	1.24% to	1.39%	41.10% to	41.31%
2002	150,875	6.372 to	6.397	961,739	1.71%	1.24% to	1.39%	-5.58% to	-5.44%

AllianceBernstein International Research Growth Portfolio (B)(Formerly AllianceBernstein International Portfolio (B))
2006	53,891	18.735 to	18.881	1,011,715	0.24%	1.24% to	1.39%	24.44% to	24.63%
2005	57,938	15.055 to	15.150	874,069	0.33%	1.24% to	1.39%	17.15% to	17.32%
2004	40,807	12.851 to	12.913	525,053	0.19%	1.24% to	1.39%	15.78% to	15.95%
2003	37,779	11.100 to	11.136	419,704	0.09%	1.24% to	1.39%	29.30% to	29.50%
2002	37,644	8.584 to	8.600	323,318	0.00%	1.24% to	1.39%	-16.67% to	-16.54%

AllianceBernstein Large Cap Growth Portfolio (A)(Formerly AllianceBernstein Premier Growth Portfolio (A))
2006	1,480,043	10.656 to	18.115	25,189,489	0.00%	0.35% to	1.39%	-1.82% to	-0.79%
2005	2,117,947	10.853 to	18.260	36,787,035	0.00%	0.35% to	1.39%	13.56% to	14.74%
2004	2,963,832	9.557 to	15.914	45,388,257	0.00%	0.35% to	1.39%	7.12% to	8.24%
2003	3,707,808	8.922 to	14.703	53,016,937	0.00%	0.35% to	1.39%	21.96% to	23.24%
2002	4,445,805	7.316 to	11.930	52,135,105	0.00%	0.35% to	1.39%	-31.60% to	-30.89%

AllianceBernstein Large Cap Growth Portfolio (B)(Formerly AllianceBernstein Premier Growth Portfolio (B))
2006	2,833,704	7.471 to	7.675	21,435,884	0.00%	1.24% to	1.39%	-2.01% to	-2.01%
2005	3,362,166	7.624 to	7.833	25,954,639	0.00%	1.24% to	1.39%	13.26% to	13.43%
2004	4,205,397	6.731 to	6.916	28,661,909	0.00%	1.24% to	1.39%	6.84% to	7.01%
2003	4,980,175	6.300 to	6.472	31,771,421	0.00%	1.24% to	1.39%	21.66% to	21.85%
2002	5,567,625	5.178 to	6.518	29,193,378	0.00%	1.24% to	1.39%	-31.80% to	-28.71%

AllianceBernstein Real Estate Investment Portfolio (A)
2006	26,192	31.461 to	31.461	824,040	1.92%	1.39% to	1.39%	33.37% to	33.37%
2005	32,299	23.590 to	23.590	761,923	3.33%	1.39% to	1.39%	10.13% to	10.13%
2004	47,685	21.420 to	21.420	1,021,411	2.27%	1.39% to	1.39%	33.75% to	33.75%
2003	52,554	16.015 to	16.015	841,633	2.65%	1.39% to	1.39%	37.38% to	37.38%
2002	65,646	11.658 to	11.658	765,275	2.45%	1.39% to	1.39%	1.18% to	1.18%

Columbia Asset Allocation Fund VS (A)(Formerly Liberty Asset Allocation Fund VS (A))
2006	1,382,239	12.230 to	35.431	46,850,010	2.34%	0.35% to	1.39%	10.25% to	11.40%
2005	1,960,282	11.011 to	32.090	60,318,796	2.66%	0.35% to	1.39%	5.06% to	6.16%
2004	2,449,676	10.403 to	48.967	71,902,225	2.39%	0.35% to	1.39%	8.47% to	9.60%
2003	2,859,439	9.520 to	28.075	76,988,228	3.25%	0.35% to	1.39%	18.80% to	20.04%
2002	3,406,893	7.954 to	23.597	76,859,833	3.44%	0.35% to	1.39%	-12.95% to	-12.03%

Columbia Asset Allocation Fund VS (B)(Formerly Liberty Asset Allocation Fund VS (B))
2006	1,368,372	13.363 to	35.012	43,501,641	2.34%	1.24% to	1.39%	10.07% to	10.23%
2005	1,642,697	12.141 to	31.762	46,644,475	2.47%	1.24% to	1.39%	4.94% to	5.09%
2004	1,870,567	11.570 to	30.223	50,467,897	2.25%	1.24% to	1.39%	8.28% to	8.45%
2003	2,110,128	10.685 to	27.869	51,977,662	2.90%	1.24% to	1.39%	18.63% to	18.81%
2002	2,182,653	9.007 to	23.457	45,098,815	2.86%	1.24% to	1.39%	-13.16% to	-13.03%

Columbia Federal Securities Fund VS (A)(Formerly Liberty Federal Securities Fund VS (A))
2006	911,454	14.174 to	26.681	23,123,984	5.25%	0.35% to	1.39%	2.29% to	3.36%
2005	1,329,782	13.755 to	26.046	32,958,991	5.95%	0.35% to	1.39%	1.17% to	2.22%
2004	1,773,235	13.496 to	26.262	43,403,828	5.24%	0.35% to	1.39%	2.71% to	3.78%
2003	2,260,728	13.043 to	24.992	53,577,372	4.42%	0.35% to	1.39%	1.22% to	2.28%
2002	2,837,128	12.790 to	24.652	66,778,736	4.06%	0.35% to	1.39%	8.23% to	9.37%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]		lowest to highest		lowest to highest

Columbia Federal Securities Fund VS (B)(Formerly Liberty Federal Securities Fund VS (B))
2006	2,600,889	$24.808 to	$26.238	$64,710,572	5.35%		1.24% to	1.39%	1.96% to	2.12%
2005	2,942,077	24.331 to	25.695	71,800,914	5.46%		1.24% to	1.39%	1.02% to	1.17%
2004	3,293,398	24.085 to	25.398	79,587,267	4.82%		1.24% to	1.39%	2.48% to	2.64%
2003	3,702,413	23.502 to	24.745	87,303,436	3.79%		1.24% to	1.39%	0.90% to	1.05%
2002	3,526,816	23.291 to	24.487	82,428,283	3.33%		1.24% to	1.39%	8.07% to	8.24%

Columbia High Yield Fund, VS (A)(Formerly Columbia High Yield Fund II, VS (A))
2006	378,830	9.888 to	10.757	4,043,974	7.43%		0.65% to	1.39%	0.68% to	0.92%
2005	525,660	9.822 to	10.659	5,168,013	0.00%		0.65% to	1.39%	1.10% to	1.85%
2004	671,908	9.715 to	10.465	6,547,176	5.29%		0.65% to	1.39%	5.53% to	6.32%
2003	927,996	9.205 to	9.842	8,600,060	6.80%[5]		0.65% to	1.39%	7.29% to	7.87%

Columbia High Yield Fund, VS (B)(Formerly Columbia High Yield Fund II, VS (B))
2006	1,241,102	9.845 to	10.686	13,250,678	4.18%		1.24% to	1.39%	0.70% to	8.23%
2005	1,672,228	9.777 to	9.873	16,364,803	0.00%		1.24% to	1.39%	1.00% to	1.15%
2004	2,016,436	9.680 to	9.762	19,538,391	5.32%		1.24% to	1.39%	5.58% to	5.74%
2003	2,452,783	9.169 to	9.232	22,506,109	6.70%	[5]	1.24% to	1.39%	7.25% to	7.37%

Columbia International Fund, VS (A)
2006	2,257,043	15.792 to	21.482	35,872,393	1.36%		0.35% to	1.39%	23.44% to	24.73%
2005	3,037,073	12.793 to	17.274	39,112,207	0.00%		0.35% to	1.39%	11.60% to	12.76%
2004	3,987,162	11.463 to	15.364	45,991,784	1.15%		0.35% to	1.39%	12.16% to	13.33%
2003	4,832,046	10.221 to	13.597	49,655,929	1.77%		0.35% to	1.39%	33.67% to	35.97%
2002	2,867,881	7.646 to	8.583	22,037,677	0.33%		0.35% to	1.39%	-14.55% to	-13.66%

Columbia International Fund , VS (B)
2006	270,514	20.845 to	20.962	5,646,510	1.24%		1.24% to	1.39%	23.32% to	23.50%
2005	327,628	16.904 to	16.973	5,543,450	0.00%		1.24% to	1.39%	11.08% to	11.25%
2004	401,033	15.217 to	15.257	6,106,415	0.96%		1.24% to	1.39%	11.91% to	12.08%
2003	447,494	13.598 to	13.613	6,086,705	1.21%	[5]	1.24% to	1.39%	35.98% to	36.13%

Columbia Large Cap Growth Stock Fund VS (A)(Formerly SteinRoe Growth Stock Fund VS (A))
2006	628,682	6.505 to	38.277	22,206,251	0.34%		0.35% to	1.39%	8.72% to	9.85%
2005	890,447	5.940 to	35.156	28,907,133	0.65%		0.35% to	1.39%	3.30% to	4.38%
2004	1,234,209	5.707 to	33.981	38,367,529	0.16%		0.35% to	1.39%	-3.31% to	-2.29%
2003	1,448,492	5.859 to	35.091	46,776,239	0.42%		0.35% to	1.39%	23.51% to	24.80%
2002	1,673,654	4.708 to	28.368	44,141,249	0.23%		0.35% to	1.39%	-31.12% to	-30.40%

Columbia Large Cap Growth Stock Fund VS (B)(Formerly SteinRoe Growth Stock Fund VS (B))
2006	423,168	9.007 to	37.809	14,339,849	0.19%		1.24% to	1.39%	8.61% to	8.77%
2005	490,910	8.293 to	34.761	14,972,235	0.40%		1.24% to	1.39%	3.05% to	3.21%
2004	604,018	8.048 to	33.681	17,738,961	0.00%		1.24% to	1.39%	-3.50% to	-3.36%
2003	708,818	8.340 to	34.852	21,403,752	0.24%		1.24% to	1.39%	23.32% to	23.51%
2002	722,202	6.763 to	28.219	18,142,497	0.00%		1.24% to	1.39%	-31.23% to	-31.13%

Columbia Large Cap Value Fund, VS (A)(Formerly Liberty Growth & Income Fund, VS (A))
2006	2,560,018	13.544 to	38.839	85,742,272	1.28%		0.35% to	1.39%	16.53% to	17.74%
2005	3,658,223	11.537 to	32.986	105,281,602	0.00%		0.35% to	1.39%	4.92% to	6.01%
2004	4,758,220	10.915 to	31.115	130,472,664	1.73%		0.35% to	1.39%	12.19% to	13.36%
2003	5,486,967	9.657 to	27.448	134,147,331	1.60%		0.35% to	1.39%	18.14% to	19.37%
2002	3,437,304	8.114 to	22.993	71,109,631	1.08%		0.35% to	1.39%	-23.03% to	-22.22%

Columbia Large Cap Value Fund, VS (B)(Formerly Liberty Growth & Income Fund, VS (B))
2006	1,079,267	14.727 to	34.122	35,338,280	1.13%		1.24% to	1.39%	16.23% to	16.40%
2005	1,238,143	12.671 to	29.314	34,823,989	0.00%		1.24% to	1.39%	4.74% to	4.90%
2004	1,395,486	12.097 to	27.946	37,327,648	1.54%		1.24% to	1.39%	11.89% to	12.06%
2003	1,550,353	10.812 to	24.939	36,932,735	1.82%		1.24% to	1.39%	18.01% to	18.19%
2002	1,140,031	9.162 to	21.102	23,027,405	1.23%		1.24% to	1.39%	-23.14% to	-23.02%

Columbia Mid Cap Value Fund, VS (B)(Formerly Liberty Select Value Fund, VS (B))
2006	2,052,718	17.138 to	17.306	35,194,954	0.50%		1.24% to	1.39%	15.30% to	15.48%
2005	2,367,547	14.863 to	14.987	35,205,422	0.00%		1.24% to	1.39%	10.53% to	10.70%
2004	2,609,259	13.447 to	13.539	35,101,572	0.28%		1.24% to	1.39%	13.72% to	13.89%
2003	2,711,330	11.824 to	11.887	32,070,195	0.19%		1.24% to	1.39%	25.68% to	25.87%
2002	2,247,681	9.408 to	9.444	21,152,251	0.10%		1.24% to	1.39%	-12.44% to	-12.30%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Columbia Money Market Fund VS (A)(Formerly Liberty Money Market Fund VS (A))
2006	7,186,191	$11.628 to	$17.848	$116,027,363	4.60%	0.35% to	1.39%	3.28% to	4.72%
2005	8,566,370	11.193 to	17.043	133,974,900	2.78%	0.00% to	1.39%	1.40% to	2.81%
2004	8,215,045	10.406 to	16.577	126,381,296	0.87%	0.00% to	1.39%	-0.52% to	0.88%
2003	7,813,837	10.933 to	16.433	120,466,243	0.69%	0.00% to	1.39%	-0.70% to	0.69%
2002	11,349,307	10.929 to	16.321	177,022,732	1.27%	0.00% to	1.39%	-0.15% to	1.25%

Columbia Small Cap Value Fund, VS (A)(Formerly Colonial Small Cap Value Fund, VS (A))
2006	366,911	21.488 to	21.733	7,900,514	0.51%	1.24% to	1.39%	17.92% to	18.10%
2005	474,277	18.222 to	18.403	8,659,404	0.00%	0.65% to	1.39%	4.18% to	4.34%
2004	583,290	17.491 to	17.638	10,220,825	0.49%	0.65% to	1.39%	21.01% to	21.19%
2003	527,621	14.454 to	14.554	7,639,543	0.31%	0.65% to	1.39%	37.52% to	37.72%
2002	590,439	10.511 to	10.568	6,214,341	0.20%	0.65% to	1.39%	-7.50% to	-7.37%

Columbia Small Cap Value Fund, VS (B)(Formerly Colonial Small Cap Value Fund, VS (B))
2006	847,524	21.364 to	21.608	18,121,796	0.33%	1.24% to	1.39%	17.72% to	17.89%
2005	991,327	18.148 to	18.328	18,006,053	0.00%	1.24% to	1.39%	4.02% to	4.17%
2004	1,135,581	17.448 to	17.594	19,828,593	0.33%	1.24% to	1.39%	20.81% to	20.99%
2003	1,094,507	14.442 to	14.541	15,817,272	0.33%	1.24% to	1.39%	37.42% to	37.63%
2002	1,010,552	10.509 to	10.566	10,627,189	0.21%	1.24% to	1.39%	-7.44% to	-7.30%

Columbia Small Company Growth Fund VS (A)(Formerly Liberty Small Company Growth Fund VS (A))
2006	104,739	13.820 to	40.953	4,115,136	0.00%	0.35% to	1.39%	10.85% to	12.01%
2005	162,744	12.467 to	36.889	5,829,102	0.00%	0.35% to	1.39%	1.30% to	2.35%
2004	231,682	12.308 to	36.363	8,207,238	0.00%	0.35% to	1.39%	9.94% to	11.09%
2003	246,125	11.195 to	33.026	7,905,566	0.00%	0.35% to	1.39%	42.13% to	43.62%
2002	252,195	7.877 to	23.201	5,704,675	0.00%	0.35% to	1.39%	-25.33% to	-24.55%

Columbia Strategic Income Fund, VS (A)(Formerly Colonial Strategic Income Fund, VS (A))
2006	1,750,784	14.808 to	23.447	36,215,918	9.63%	0.35% to	1.39%	5.59% to	6.69%
2005	2,589,859	14.024 to	21.977	50,757,201	0.00%	0.35% to	1.39%	0.21% to	1.25%
2004	3,359,897	13.995 to	21.705	65,625,701	7.56%	0.35% to	1.39%	8.64% to	9.78%
2003	4,024,963	12.882 to	19.772	72,464,904	7.16%	0.35% to	1.39%	16.77% to	17.99%
2002	4,616,119	11.032 to	16.758	71,164,949	7.55%	0.35% to	1.39%	7.03% to	8.15%

Columbia Strategic Income Fund, VS (B)(Formerly Colonial Strategic Income Fund, VS (B))
2006	2,116,104	14.602 to	20.752	42,740,666	10.05%	1.24% to	1.39%	5.37% to	5.53%
2005	2,360,977	13.858 to	19.665	45,297,775	0.00%	1.24% to	1.39%	0.01% to	0.16%
2004	2,484,658	13.856 to	19.633	47,634,325	7.98%	1.24% to	1.39%	8.33% to	8.50%
2003	2,566,703	12.790 to	18.096	45,130,395	8.14%	1.24% to	1.39%	16.66% to	16.84%
2002	1,821,568	10.964 to	15.488	27,419,053	9.61%	1.24% to	1.39%	6.71% to	6.87%

Columbia S&P 500 Index Fund, VS (B)(Formerly Liberty S&P 500 Index Fund, VS (B))
2006	4,113,887	9.392 to	9.484	38,659,141	1.28%	1.24% to	1.39%	13.44% to	13.61%
2005	4,930,583	8.279 to	8.348	40,840,330	0.00%	1.24% to	1.39%	2.78% to	2.94%
2004	5,250,083	8.055 to	8.110	42,307,778	1.30%	1.24% to	1.39%	8.59% to	8.75%
2003	5,319,695	7.418 to	7.457	39,475,050	1.01%	1.24% to	1.39%	25.92% to	26.11%
2002	4,174,320	5.891 to	5.913	24,597,700	0.99%	1.24% to	1.39%	-23.82% to	-23.70%

Fidelity VIP Equity Income Fund - SC2
2006	3,325,969	14.234 to	14.373	47,375,874	2.99%	1.24% to	1.39%	18.28% to	18.45%
2005	3,643,228	12.034 to	12.134	43,870,477	1.45%	1.24% to	1.39%	4.12% to	4.27%
2004	3,754,165	11.558 to	11.637	43,418,765	1.39%	1.24% to	1.39%	9.69% to	9.86%
2003	3,601,472	10.537 to	10.593	37,968,990	1.37%	1.24% to	1.39%	28.23% to	28.43%
2002	2,529,381	8.217 to	8.248	20,791,706	1.37%	1.24% to	1.39%	-18.30% to	-18.17%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
2006	207,189	$12.753 to	$13.993	$2,896,507	0.25%	1.24% to	1.39%	12.25% to	12.41%
2005	150,280	11.345 to	12.466	1,869,379	0.00%	1.24% to	1.39%	19.01% to	19.19%
2004	106,203	9.518 to	10.474	1,107,711	0.00%	1.24% to	1.39%	-0.12% to	0.03%
2003	100,593	9.515 to	10.487	1,050,989	0.00%	1.24% to	1.39%	23.19% to	23.37%
2002	43,247	7.712 to	8.513	365,149	0.21%	1.24% to	1.39%	-8.83% to	-8.69%

Fidelity VIP III Growth Opportunities Fund - SC2
2006	2,092,554	8.064 to	8.144	16,885,699	0.48%	1.24% to	1.39%	3.67% to	3.83%
2005	2,265,072	7.779 to	7.844	17,631,071	0.67%	1.24% to	1.39%	7.18% to	7.34%
2004	2,437,441	7.258 to	7.307	17,699,605	0.33%	1.24% to	1.39%	5.41% to	5.57%
2003	2,389,304	6.885 to	6.922	16,457,703	0.40%	1.24% to	1.39%	27.62% to	27.81%
2002	1,844,676	5.395 to	5.416	9,956,372	0.72%	1.24% to	1.39%	-23.09% to	-22.97%

MFS Bond Series IC
2006	148,834	14.285 to	14.285	2,126,149	4.28%	1.39% to	1.39%	2.61% to	2.61%
2005	169,713	13.921 to	13.921	2,362,659	5.23%	1.39% to	1.39%	0.12% to	0.12%
2004	233,078	13.905 to	13.905	3,241,035	6.08%	1.39% to	1.39%	4.60% to	4.60%
2003	297,978	13.294 to	13.294	3,961,448	5.90%	1.39% to	1.39%	7.83% to	7.83%
2002	357,952	12.329 to	12.329	4,413,263	6.06%	1.39% to	1.39%	7.42% to	7.42%

MFS Emerging Growth Series IC
2006	516,673	11.257 to	17.609	7,718,489	0.00%	0.35% to	1.39%	6.41% to	7.52%
2005	724,412	10.580 to	16.378	10,178,489	0.00%	0.35% to	1.39%	7.69% to	8.81%
2004	981,602	9.824 to	15.052	12,817,064	0.00%	0.35% to	1.39%	11.40% to	12.56%
2003	1,234,972	8.819 to	13.372	14,477,464	0.00%	0.35% to	1.39%	28.43% to	29.77%
2002	1,488,352	6.867 to	10.304	13,579,722	0.00%	0.35% to	1.39%	-34.68% to	-33.99%

MFS Emerging Growth Series SC
2006	333,189	11.106 to	15.022	4,922,552	0.00%	1.24% to	1.39%	6.13% to	6.29%
2005	367,398	10.464 to	14.134	5,113,323	0.00%	1.24% to	1.39%	7.42% to	7.58%
2004	456,401	9.741 to	13.137	5,914,440	0.00%	1.24% to	1.39%	11.16% to	11.33%
2003	512,384	8.763 to	11.801	5,965,282	0.00%	1.24% to	1.39%	28.14% to	28.33%
2002	523,632	6.839 to	9.196	4,743,703	0.00%	1.24% to	1.39%	-34.77% to	-34.67%

MFS Investors Growth Stock Series SC
2006	2,098,150	6.569 to	6.634	13,788,286	0.00%	1.24% to	1.39%	5.83% to	5.98%
2005	2,362,160	6.208 to	6.259	14,669,265	0.15%	1.24% to	1.39%	2.79% to	2.94%
2004	2,571,131	6.039 to	6.080	15,533,303	0.00%	1.24% to	1.39%	7.48% to	7.64%
2003	2,681,375	5.619 to	5.649	15,071,517	0.00%	1.24% to	1.39%	20.91% to	21.09%
2002	1,951,409	4.647 to	4.665	9,070,927	0.00%	1.24% to	1.39%	-28.72% to	-28.61%

MFS Investors Trust Series SC
2006	1,690,285	9.616 to	9.711	16,262,742	0.26%	1.24% to	1.39%	11.14% to	11.31%
2005	1,929,386	8.652 to	8.724	16,701,714	0.32%	1.24% to	1.39%	5.55% to	5.71%
2004	1,990,443	8.197 to	8.253	16,323,512	0.44%	1.24% to	1.39%	9.59% to	9.75%
2003	2,084,577	7.480 to	7.520	15,599,304	0.43%	1.24% to	1.39%	20.15% to	20.33%
2002	1,761,945	6.226 to	6.249	10,973,764	0.45%	1.24% to	1.39%	-22.24% to	-22.13%

MFS New Discovery Series SC
2006	686,283	9.101 to	9.190	6,247,295	0.00%	1.24% to	1.39%	11.37% to	11.54%
2005	781,811	8.171 to	8.239	6,390,248	0.00%	1.24% to	1.39%	3.58% to	3.74%
2004	948,910	7.888 to	7.942	7,487,676	0.00%	1.24% to	1.39%	4.74% to	4.90%
2003	1,021,837	7.532 to	7.572	7,698,082	0.00%	1.24% to	1.39%	31.59% to	31.79%
2002	908,075	5.723 to	5.745	5,198,758	0.00%	1.24% to	1.39%	-32.74% to	-32.64%

MFS Research Series IC
2006	908,302	11.699 to	16.691	14,102,176	0.54%	0.35% to	1.39%	8.96% to	10.09%
2005	1,263,205	10.738 to	15.161	18,007,788	0.49%	0.35% to	1.39%	6.32% to	7.42%
2004	1,604,746	10.010 to	14.113	21,520,625	1.10%	0.35% to	1.39%	14.25% to	15.44%
2003	1,930,808	8.840 to	12.225	22,656,768	0.67%	0.35% to	1.39%	22.98% to	24.27%
2002	2,263,966	7.188 to	9.838	21,599,683	0.28%	0.35% to	1.39%	-25.58% to	-24.80%

Rydex Banking Fund
2006	-	38.543 to	38.543	-	0.00%	0.90% to	0.90%	10.26% to	10.26%
2005	973	34.958 to	34.958	34,012	7.59%	0.90% to	0.90%	-3.63% to	-3.63%
2004	1,952	36.275 to	36.275	70,810	0.58%	0.90% to	0.90%	13.71% to	13.71%
2003	661	31.901 to	31.901	21,091	0.87%	0.90% to	0.90%	30.56% to	30.56%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]		lowest to highest		lowest to highest

Rydex Basic Materials Fund
2006	-	$41.427 to	$41.427	$-	0.00%		0.90% to	0.90%	21.21% to	21.21%
2005	1,074	34.179 to	34.179	36,699	0.00%		0.90% to	0.90%	3.11% to	3.11%
2004	1	33.147 to	33.147	47	0.15%		0.90% to	0.90%	19.75% to	19.75%
2003	256	27.680 to	27.680	7,087	0.00%		0.90% to	0.90%	30.29% to	30.29%

Rydex Biotechnology Fund
2006	-	20.908 to	20.908	-	0.00%		0.90% to	0.90%	-4.18% to	-4.18%
2005	-	21.821 to	21.821	-	0.00%		0.90% to	0.90%	9.68% to	9.68%
2004	-	19.894 to	19.894	-	0.00%		0.90% to	0.90%	0.19% to	0.19%
2003	249	19.855 to	19.855	4,938	0.00%		0.90% to	0.90%	40.85% to	40.85%

Rydex Consumer Products Fund
2006	57	37.786 to	37.786	2,165	0.07%		0.90% to	0.90%	16.38% to	16.38%
2005	555	32.467 to	32.467	18,007	5.33%		0.90% to	0.90%	-1.28% to	-1.28%
2004	414	32.889 to	32.889	13,611	0.00%		0.90% to	0.90%	12.29% to	12.29%
2003	246	29.289 to	29.289	7,204	0.04%		0.90% to	0.90%	20.77% to	20.77%

Rydex Electronics Fund
2006	-	16.057 to	16.057	-	0.00%		0.90% to	0.90%	1.57% to	1.57%
2005	-	15.808 to	15.808	-	0.00%		0.90% to	0.90%	2.95% to	2.95%
2004	342	15.355 to	15.355	5,253	0.00%		0.90% to	0.90%	-22.68% to	-22.68%
2003	182	19.859 to	19.859	3,619	0.00%		0.90% to	0.90%	68.31% to	68.31%

Rydex Energy Fund
2006	236	52.982 to	52.982	12,499	0.00%		0.90% to	0.90%	10.93% to	10.93%
2005	951	47.761 to	47.761	45,410	0.06%		0.90% to	0.90%	37.31% to	37.31%
2004	6,663	34.784 to	34.784	231,748	0.00%		0.90% to	0.90%	31.09% to	31.09%
2003	-	26.534 to	26.534	-	0.00%		0.90% to	0.90%	21.92% to	21.92%

Rydex Energy Services Fund
2006	700	52.911 to	52.911	37,043	0.00%		0.90% to	0.90%	9.99% to	9.99%
2005	1,447	48.104 to	48.104	69,584	0.00%		0.90% to	0.90%	46.98% to	46.98%
2004	100,761	32.728 to	32.728	3,297,751	0.00%		0.90% to	0.90%	32.54% to	32.54%
2003	1,297	24.692 to	24.692	32,034	0.00%		0.90% to	0.90%	7.45% to	7.45%

Rydex Financial Services Fund, VS (A)
2006	1	37.097 to	37.097	37	0.01%		0.90% to	1.39%	4.18% to	15.69%
2005	557	32.065 to	32.065	17,863	0.88%		0.90% to	1.39%	2.46% to	2.46%
2004	1,197	31.296 to	31.296	37,458	0.40%		0.90% to	1.39%	16.07% to	16.07%
2003	1	26.963 to	26.963	27	0.00%		0.90% to	1.39%	27.77% to	27.77%

Rydex Financial Services Fund, VS (B)
2006	-	- to	-	-	-		- to	-	- to	-
2005	-	- to	-	-	-		- to	-	- to	-
2004	-	- to	-	-	-		- to	-	- to	-
2003	-	8.599 to	8.634	-	0.84%	[5]	1.24% to	1.39%	-3.54% to	-3.50%
2002	311,670	8.914 to	8.948	2,778,820	0.66%		1.24% to	1.39%	-15.12% to	-14.99%

Rydex Health Care Fund
2006	67	30.864 to	30.864	2,070	0.00%		0.90% to	1.39%	4.18% to	4.18%
2005	1,870	29.626 to	29.626	55,398	0.00%		0.90% to	1.39%	9.66% to	9.66%
2004	33	27.016 to	27.016	900	0.00%		0.90% to	1.39%	5.27% to	5.27%
2003	228	25.663 to	25.66	5,859	0.00%		0.90% to	1.39%	28.61% to	28.61%

Rydex Internet Fund
2006	-	25.853 to	25.853	-	0.00%		0.90% to	0.90%	8.73% to	8.73%
2005	-	23.779 to	23.779	-	0.00%		0.90% to	0.90%	-2.25% to	-2.25%
2004	3,434	24.327 to	24.327	83,541	0.00%		0.90% to	0.90%	14.84% to	14.84%
2003	189	21.184 to	21.184	4,011	0.00%		0.90% to	0.90%	62.93% to	62.93%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Rydex Nova Fund
2006	33,534	$18.794 to	$18.794	$630,223	2.64%	0.90% to	1.39%	18.21% to	18.21%
2005	20,521	15.898 to	15.898	326,254	0.07%	0.90% to	1.39%	3.04% to	3.04%
2004	60,684	15.429 to	15.429	936,294	0.01%	0.90% to	1.39%	13.60% to	13.60%
2003	33,668	13.582 to	13.582	457,284	0.00%	0.90% to	1.39%	37.95% to	37.95%
2002	11,004	9.846 to	9.846	108,340	8.55%	0.90% to	0.90%	-36.30% to	-36.30%

Rydex OTC Fund
2006	510,859	3.612 to	9.896	1,846,983	0.00%	0.90% to	1.39%	4.32% to	4.83%
2005	638,955	3.463 to	9.440	2,429,063	0.00%	0.90% to	1.39%	-0.28% to	0.21%
2004	832,923	3.473 to	9.420	3,634,718	0.00%	0.90% to	1.39%	7.83% to	8.37%
2003	953,209	3.220 to	8.693	3,183,440	0.00%	0.90% to	1.39%	43.41% to	44.12%
2002	898,236	2.246 to	6.032	2,088,574	0.00%	0.90% to	1.39%	-39.70% to	-39.40%

Rydex Precious Metals Fund
2006	3,421	66.571 to	66.571	227,735	0.00%	0.90% to	0.90%	20.35% to	20.35%
2005	8,307	55.315 to	55.315	459,487	0.00%	0.90% to	0.90%	19.81% to	19.81%
2004	17,826	46.168 to	46.168	822,994	0.00%	0.90% to	0.90%	-14.98% to	-14.98%
2003	4,462	54.305 to	54.305	242,306	0.00%	0.90% to	0.90%	39.65% to	39.65%
2002	4,368	38.887 to	38.887	169,865	0.00%	0.90% to	0.90%	44.29% to	44.29%

Rydex Real Estate Fund
2006	312	53.149 to	53.149	16,561	1.53%	0.90% to	0.90%	29.56% to	29.56%
2005	312	41.022 to	41.022	12,782	0.38%	0.90% to	0.90%	6.19% to	6.19%
2004	13,999	38.629 to	38.629	540,784	1.68%	0.90% to	0.90%	28.39% to	28.39%
2003	-	30.088 to	30.088	-	50.56%	0.90% to	0.90%	29.15% to	29.15%

Rydex Retailing Fund
2006	-	32.186 to	32.186	-	0.00%	0.90% to	0.90%	9.10% to	9.10%
2005	-	29.502 to	29.502	-	0.00%	0.90% to	0.90%	4.54% to	4.54%
2004	1,943	28.221 to	28.221	54,845	0.00%	0.90% to	0.90%	9.08% to	9.08%
2003	-	25.873 to	25.873	-	0.00%	0.90% to	0.90%	34.06% to	34.06%

Rydex Technology Fund
2006	-	24.245 to	24.245	-	0.00%	0.90% to	0.90%	4.95% to	4.95%
2005	-	23.102 to	23.102	-	0.00%	0.90% to	0.90%	2.19% to	2.19%
2004	5,758	22.606 to	22.606	130,176	0.00%	0.90% to	0.90%	0.25% to	0.25%
2003	-	22.551 to	22.551	-	0.00%	0.90% to	0.90%	59.89% to	59.89%

Rydex Telecommunications Fund
2006	-	25.893 to	25.893	-	0.00%	0.90% to	0.90%	18.45% to	18.45%
2005	2,470	21.860 to	21.860	54,004	0.00%	0.90% to	0.90%	0.26% to	0.26%
2004	24,972	21.803 to	21.803	544,454	0.00%	0.90% to	0.90%	11.67% to	11.67%
2003	3,921	19.524 to	19.524	76,547	0.00%	0.90% to	0.90%	32.49% to	32.49%
2002	1,833	14.737 to	14.737	27,006	0.00%	0.90% to	0.90%	-41.05% to	-41.05%

Rydex Transportation Fund
2006	-	34.657 to	34.657	-	0.00%	0.90% to	0.90%	6.43% to	6.43%
2005	-	32.563 to	32.563	-	0.00%	0.90% to	0.90%	7.52% to	7.52%
2004	1,143	30.287 to	30.287	34,620	0.00%	0.90% to	0.90%	21.89% to	21.89%
2003	-	24.848 to	24.848	-	0.00%	0.90% to	0.90%	19.44% to	19.44%

Rydex US Government Money Market Fund
2006	53,338	26.764 to	26.764	1,427,537	3.58%	0.90% to	0.90%	2.89% to	2.89%
2005	72,522	26.012 to	26.012	1,886,435	1.67%	0.90% to	0.90%	1.10% to	1.10%
2004	969,059	25.728 to	25.728	24,932,035	0.30%	0.90% to	0.90%	-0.66% to	-0.66%
2003	561,489	25.899 to	25.899	14,541,766	0.00%	0.90% to	0.90%	-0.88% to	-0.88%
2002	163,280	26.129 to	26.129	4,266,285	0.47%	0.90% to	0.90%	-0.43% to	-0.43%

Rydex Utilities Fund
2006	-	31.879 to	31.879	-	0.00%	0.90% to	0.90%	19.89% to	19.89%
2005	-	26.591 to	26.591	-	0.12%	0.90% to	0.90%	9.58% to	9.58%
2004	21,099	24.266 to	24.266	511,986	0.55%	0.90% to	0.90%	16.26% to	16.26%
2003	330	20.872 to	20.872	6,890	1.53%	0.90% to	0.90%	24.28% to	24.28%
2002	4,770	16.794 to	16.794	80,113	0.04%	0.90% to	0.90%	-32.82% to	-32.82%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Rydex VT Dynamic OTC Fund (Formerly Rydex Velocity 100 Fund)
2006	4,706	$27.595 to	$27.595	$129,869	0.06%	0.90% to	0.90%	3.93% to	3.93%
2005	42,338	26.552 to	26.552	1,124,150	0.00%	0.90% to	0.90%	-3.89% to	-3.89%
2004	96,596	27.628 to	27.628	2,668,707	1.16%	0.90% to	0.90%	13.19% to	13.19%
2003	3,882	24.409 to	24.409	94,759	19.19%	0.90% to	0.90%	96.87% to	96.87%
2002	1,469	12.398 to	12.398	18,211	0.00%	0.90% to	0.90%	-50.41% to	-50.41%

Rydex VT Dynamic S&P 500 Fund (Formerly Rydex Titan 500 Fund)
2006	1,546	34.866 to	34.866	53,897	0.37%	0.90% to	0.90%	22.60% to	22.60%
2005	35,588	28.439 to	28.439	1,012,074	0.08%	0.90% to	0.90%	2.46% to	2.46%
2004	66,761	27.755 to	27.755	1,852,938	0.00%	0.90% to	0.90%	15.85% to	15.85%
2003	1,496	23.957 to	23.957	35,835	0.00%	0.90% to	0.90%	53.56% to	53.56%
2002	392	15.601 to	15.601	6,112	0.00%	0.90% to	0.90%	-37.60% to	-37.60%

Rydex VT Europe Advantage Fund (Formerly Rydex Large Cap Europe Fund)
2006	120	39.825 to	39.825	4,797	1.05%	0.90% to	0.90%	28.36% to	28.36%
2005	737	31.026 to	31.026	22,878	0.29%	0.90% to	0.90%	5.41% to	5.41%
2004	3,108	29.434 to	29.434	91,479	22.95%	0.90% to	0.90%	15.11% to	15.11%
2003	400	25.569 to	25.569	10,220	5.09%	0.90% to	0.90%	41.80% to	41.80%

Rydex VT Government Long Bond Advantage Fund (Formerly Rydex US Government Bond Fund)
2006	-	35.045 to	35.045	9	3.66%	0.90% to	0.90%	-4.01% to	-4.01%
2005	1,218	36.509 to	36.509	44,462	3.73%	0.90% to	0.90%	6.76% to	6.76%
2004	1	34.197 to	34.197	34	3.55%	0.90% to	0.90%	7.46% to	7.46%
2003	236,748	31.825 to	31.825	7,534,388	3.10%	0.90% to	0.90%	-1.51% to	-1.51%
2002	1	32,313 to	32,313	32	0.08%	0.90% to	0.90%	17.55% to	17.55%

Rydex VT Inverse Government Long Bond Fund (Formerly Rydex Juno Fund)
2006	-	23.145 to	23.145	-	2.97%	0.90% to	0.90%	7.14% to	7.14%
2005	10,812	21.601 to	21.601	233,561	0.00%	0.90% to	0.90%	-6.08% to	-6.08%
2004	15,453	23.000 to	23.000	355,430	0.00%	0.90% to	0.90%	-11.46% to	-11.46%
2003	3,957	25.979 to	25.979	102,788	0.00%	0.90% to	0.90%	3.92% to	3.92%

Rydex VT Inverse OTC Fund (Formerly Rydex Arktos Fund)
2006	-	18.719 to	18.719	-	0.00%	0.90% to	0.90%	-2.28% to	-2.28%
2005	15,640	19.156 to	19.156	299,585	0.00%	0.90% to	0.90%	0.37% to	0.37%
2004	309,703	19.085 to	19.085	5,910,676	0.00%	0.90% to	0.90%	-12.62% to	-12.62%
2003	170,517	21.841 to	21.841	3,724,320	1.39%	0.90% to	0.90%	-37.93% to	-37.93%
2002	4,034	35.187 to	35.187	141,939	1.91%	0.90% to	0.90%	40.75% to	40.75%

Rydex VT Inverse S&P 500 Fund (Formerly Rydex Ursa Fund)
2006	-	23.965 to	23.965	-	0.00%	0.90% to	0.90%	-8.33% to	-8.33%
2005	6,355	26.142 to	26.142	166,141	0.00%	0.90% to	0.90%	-1.65% to	-1.65%
2004	8,452	26.581 to	26.581	224,652	0.00%	0.90% to	0.90%	-11.01% to	-11.01%
2003	7,213	29.870 to	29.870	215,455	0.00%	0.90% to	0.90%	-24.33% to	-24.33%
2002	3,912	39.473 to	39.473	154,439	0.54%	0.90% to	0.90%	20.56% to	20.56%

Rydex VT Japan Advantage Fund (Formerly Rydex Large Cap Japan Fund)
2006	121	38.145 to	38.145	4,619	0.92%	0.90% to	0.90%	4.20% to	4.20%
2005	649	36.607 to	36.607	23,765	0.00%	0.90% to	0.90%	19.28% to	19.28%
2004	1,017	30.691 to	30.691	31,219	0.00%	0.90% to	0.90%	9.34% to	9.34%
2003	60	28.069 to	28.069	1,671	0.00%	0.90% to	0.90%	36.39% to	36.39%

Rydex VT Mid Cap Advantage Fund (Formerly Rydex Medius Fund)
2006	1,178	38.842 to	38.842	45,755	0.49%	0.90% to	0.90%	9.48% to	9.48%
2005	126	35.479 to	35.479	4,486	0.00%	0.90% to	0.90%	13.05% to	13.05%
2004	6,901	31.382 to	31.382	216,566	0.00%	0.90% to	0.90%	21.05% to	21.05%
2003	5,760	25.925 to	25.925	149,318	0.00%	0.90% to	0.90%	51.07% to	51.07%
2002	1,042	17.160 to	17.160	17,880	0.00%	0.90% to	0.90%	-31.36% to	-31.36%

Rydex VT Russell 2000 Advantage Fund (Formerly Rydex Mekros Fund)
2006	1,455	38.456 to	38.456	55,971	0.32%	0.90% to	0.90%	19.77% to	19.77%
2005	137	32.107 to	32.107	4,410	2.11%	0.90% to	0.90%	2.99% to	2.99%
2004	24,279	31.174 to	31.174	756,887	0.00%	0.90% to	0.90%	24.08% to	24.08%
2003	15,722	25.124 to	25.124	395,011	7.66%	0.90% to	0.90%	62.81% to	62.81%
2002	1,159	15.431 to	15.431	17,892	0.00%	0.90% to	0.90%	-38.27% to	-38.27%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31, 2006
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Templeton Developing Markets Sec Fund 2
2006	280,414	$18.530 to	$18.739	$5,198,058	1.12%	1.24% to	1.39%	26.33% to	26.51%
2005	312,993	14.668 to	14.812	4,592,522	1.28%	1.24% to	1.39%	25.67% to	25.86%
2004	246,583	11.672 to	11.768	2,879,949	1.84%	1.24% to	1.39%	22.99% to	23.17%
2003	221,722	9.490 to	9.555	2,105,006	1.19%	1.24% to	1.39%	50.88% to	51.11%
2002	214,213	6.290 to	6.323	1,347,932	1.52%	1.24% to	1.39%	-1.53% to	-1.38%

U.S. Allocation Portfolio (Formerly UBS Global AM Tactical Allocation)
2006	656,391	10.418 to	11.230	7,018,743	2.52%	1.24% to	1.39%	9.47% to	9.63%
2005	948,186	9.518 to	10.243	9,269,680	1.40%	1.24% to	1.39%	5.13% to	5.29%
2004	1,228,753	9.053 to	9.729	11,448,298	0.73%	1.24% to	1.39%	8.85% to	9.01%
2003	1,439,106	8.317 to	8.925	12,263,325	0.86%	1.24% to	1.39%	25.61% to	25.80%
2002	1,782,891	6.621 to	7.094	12,136,969	0.60%	1.24% to	1.39%	-24.02% to	-23.91%

Wanger International Select Fund
2006	694,967	15.419 to	15.564	10,721,225	0.27%	0.65% to	1.39%	34.13% to	34.33%
2005	694,436	11.496 to	11.586	7,987,070	1.94%	0.65% to	1.39%	14.83% to	15.00%
2004	601,634	10.012 to	10.075	6,026,514	0.31%	0.65% to	1.39%	22.62% to	22.80%
2003	504,167	8.165 to	8.205	4,118,354	0.31%	0.65% to	1.39%	39.29% to	39.50%
2002	409,193	5.862 to	5.959	2,399,664	0.00%	0.65% to	1.39%	-16.46% to	-16.34%

Wanger International Small Cap Fund
2006	1,447,433	18.040 to	18.211	26,123,078	0.58%	0.65% to	1.39%	35.27% to	35.47%
2005	1,693,216	13.338 to	13.442	22,590,786	1.04%	0.65% to	1.39%	19.85% to	20.03%
2004	1,780,849	11.128 to	11.199	19,824,267	0.69%	0.65% to	1.39%	28.47% to	28.66%
2003	1,821,982	8.662 to	8.704	15,787,070	0.30%	0.65% to	1.39%	46.81% to	47.03%
2002	1,772,820	5.900 to	5.920	10,463,138	0.00%	0.65% to	1.39%	-15.02% to	-14.89%

Wanger Select Fund
2006	1,420,045	19.874 to	20.476	28,232,706	0.38%	0.65% to	1.39%	18.05% to	18.93%
2005	1,588,305	16.835 to	17.217	26,749,193	0.00%	0.65% to	1.39%	8.97% to	9.78%
2004	1,705,354	15.450 to	15.684	26,355,290	0.00%	0.65% to	1.39%	17.65% to	18.53%
2003	1,574,407	13.131 to	13.231	20,678,694	0.00%	0.65% to	1.39%	28.92% to	29.88%
2002	873,845	10.185 to	10.219	8,901,660	0.00%	0.65% to	1.39%	-8.89% to	-8.21%

Wanger US Smaller Companies Fund
2006	2,785,624	18.276 to	19.222	50,929,000	0.23%	0.65% to	1.39%	6.39% to	7.18%
2005	3,193,098	17.179 to	17.934	54,872,559	0.00%	0.65% to	1.39%	9.72% to	10.54%
2004	3,563,295	15.657 to	16.225	55,809,659	0.00%	0.65% to	1.39%	16.69% to	17.57%
2003	3,767,707	13.417 to	13.800	50,570,392	0.00%	0.65% to	1.39%	41.25% to	42.30%
2002	2,841,152	9.499 to	9.698	26,994,230	0.00%	0.65% to	1.39%	-17.96% to	-17.35%

1 These amounts represent the dividends and other income received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying funds in which the Sub-Account invest.

2 These ratio ranges represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense charges, for each period indicated. The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 The total return is calculated for the period indicated or from the effective date as noted in Statements of Operations and Statements of Changes in Net Assets through the end of the reporting period, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit value. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in Statements of Operations and Statements of Changes in Net Assets indicate the effective date of that investment option in the Variable Account.

4 These net assets do not include seed money retained by the Company. The seed money was invested by the Company in certain Sub-Accounts that required funds to commence operations.

5 Income Ratio is annualized.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

6. Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares of the funds for each
Sub-Account for the year ended December 31, 2006:

	Purchases	Sales

AIM VI Capital Appreciation Series I	$2,395,598	$3,384,687

AIM VI Core Equity Fund	18,431,190	2,632,441

AIM VI Growth Series I	12,221	1,668,057

AIM VI International Growth Series I	2,543,688	6,988,332

AIM VI Premier Equity Series I	222,631	19,350,772

Alger American Growth Portfolio	350,810	10,420,863

Alger American Small Capitalization Portfolio	477,887	3,960,285

AllianceBernstein Balanced Shared Portfolio (B)	82,800	363,780

AllianceBernstein Global Bond Portfolio (A)	387,187	4,265,238

AllianceBernstein Global Bond Portfolio (B)	341,672	1,229,760

AllianceBernstein Global Technology Portfolio (B)	205,197	2,748,583

AllianceBernstein Growth and Income Portfolio (A)	288,538	839,953

AllianceBernstein Growth and Income Portfolio (B)	3,466,548	9,089,903

AllianceBernstein Growth Portfolio (B)	74,100	363,480

AllianceBernstein International Growth Portfolio (B)	879,047	1,973,327

AllianceBernstein International Research Growth Portfolio (B)	217,716	286,387

AllianceBernstein Large Cap Growth Portfolio (A)	205,470	11,281,701

AllianceBernstein Large Cap Growth Portfolio (B)	2,142,263	6,237,684

AllianceBernstein Real Estate Investment Portfolio (A)	132,780	191,562

Columbia Asset Allocation Fund, VS (A)	4,904,520	20,173,178

Columbia Asset Allocation Fund, VS (B)	5,362,029	9,897,108

Columbia Federal Securities Fund, VS (A)	2,012,790	11,293,915

Columbia Federal Securities Fund, VS (B)	7,046,680	12,691,293

Columbia High Yield Fund, VS (A)	5,580,534	6,634,479

Columbia High Yield Fund, VS (B)	16,737,547	19,697,539

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

6. Investment Purchases and Sales (continued)

	Purchases	Sales

Columbia International Fund, VS (A)	$3,579,828	$12,241,801

Columbia International Fund, VS (B)	677,195	1,371,605

Columbia Large Cap Growth Stock Fund, VS (A)	517,431	9,460,717

Columbia Large Cap Growth Stock Fund, VS (B)	703,373	2,670,996

Columbia Large Cap Value Fund, VS (A)	1,446,215	35,385,577

Columbia Large Cap Value Fund, VS (B)	1,865,487	6,636,048

Columbia Mid Cap Value Fund, VS (A)	31,061	-

Columbia Mid Cap Value Fund, VS (B)	6,719,382	6,414,288

Columbia Money Market Fund, VS (A)	28,942,392	46,889,929

Columbia S&P 500 Index Fund, VS (A)	1,536	-

Columbia S&P 500 Index Fund, VS (B)	981,326	8,050,259

Columbia Small Cap Value Fund, VS (A)	806,815	2,814,345

Columbia Small Cap Value Fund, VS (B)	1,500,145	4,080,832

Columbia Small Company Growth Fund, VS (A)	173,462	2,542,538

Columbia Strategic Income Fund, VS (A)	4,602,195	17,791,315

Columbia Strategic Income Fund, VS (B)	8,002,549	9,011,726

Fidelity VIP Equity Income Fund - SC2	9,852,390	7,652,024

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	1,708,033	932,483

Fidelity VIP III Growth Opportunities Fund - SC2	1,866,770	3,390,137

MFS Bond Series IC	165,796	382,580

MFS Emerging Growth Series IC	71,845	3,148,084

MFS Emerging Growth Series SC	468,175	1,013,047

MFS Investors Growth Stock Series SC	714,245	2,567,494

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

6. Investment Purchases and Sales (continued)

	Purchases	Sales

MFS Investors Trust Series SC	$384,333	$2,701,034

MFS New Discovery Series SC	341,157	1,142,021

MFS Research Series IC	215,612	5,519,509

Rydex Banking Fund	2,941,849	2,984,922

Rydex Basic Materials Fund	321,993	359,852

Rydex Consumer Products Fund	2,281,596	2,297,010

Rydex Electronics Fund	38,998	38,398

Rydex Energy Fund	1,021,236	1,070,444

Rydex Energy Services Fund	128,819	164,521

Rydex Financial Services Fund, VS (A)	2	18,956

Rydex Health Care Fund, VS (A)	236,241	292,070

Rydex Nova Fund	8,448,137	8,208,865

Rydex OTC Fund	4,911,073	5,588,359

Rydex Precious Metals Fund	68,858	389,643

Rydex Real Estate Fund	39,049	36,504

Rydex Retailing Fund	255,312	254,950

Rydex Technology Fund	55,020	58,872

Rydex Telecommunications Fund	-	58,001

Rydex Transportation Fund	2,993,879	3,003,741

Rydex US Government Money Market Fund	22,590,814	23,049,712

Rydex VT Dynamic OTC Fund	4,655,912	5,698,011

Rydex VT Dynamic S&P 500 Fund	4,952,446	6,013,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

6. Investment Purchases and Sales (continued)

	Purchases	Sales

Rydex VT Europe Advantage Fund	$92,542	$112,963

Rydex VT Government Long Bond Advantage Fund	896	41,176

Rydex VT Inverse Government Long Bond Fund	1,266,468	1,511,021

Rydex VT Inverse OTC Fund	7,964,717	8,274,271

Rydex VT Inverse S&P 500 Fund	10,159,717	10,303,293

Rydex VT Japan Advantage Fund	613,210	623,559

Rydex VT Mid Cap Advantage Fund	498,164	438,628

Rydex VT Russell 2000 Advantage Fund	706,471	644,016

Templeton Developing Markets Securities Fund 2	824,684	1,354,453

U.S. Allocation Portfolio	214,113	3,082,229

Wanger International Select Fund	2,673,578	2,963,586

Wanger International Small Cap Fund	1,948,263	6,183,403

Wanger Select Fund	2,608,299	5,035,778

Wanger US Smaller Companies Fund	3,375,034	9,476,051

	$239,727,581	$471,105,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

7. Change in Units Outstanding

The changes in units outstanding of each Sub-Account for the year ended December 31, 2006 were as follow:

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

AIM VI Capital Appreciation Series I	205,732	281,253	(75,521)

AIM VI Core Equity Fund	1,833,766	245,300	1,588,466

AIM VI Growth Series I	1,456	193,431	(191,975)

AIM VI International Growth Series I	156,339	474,817	(318,478)

AIM VI Premier Equity Series I	4,328	2,429,784	(2,425,456)

Alger American Growth Portfolio	20,086	581,313	(561,227)

Alger American Small Capitalization Portfolio	37,772	288,213	(250,441)

AllianceBernstein Balanced Shared Portfolio (B)	1,053	29,759	(28,706)

AllianceBernstein Global Bond Portfolio (A)	11,286	321,549	(310,263)

AllianceBernstein Global Bond Portfolio (B)	20,756	93,788	(73,032)

AllianceBernstein Global Technology Portfolio (B)	30,422	351,554	(321,132)

AllianceBernstein Growth and Income Portfolio (A)	4,774	50,178	(45,404)

AllianceBernstein Growth and Income Portfolio (B)	54,746	674,760	(620,014)

AllianceBernstein Growth Portfolio (B)	6,472	30,000	(23,528)

AllianceBernstein International Growth Portfolio (B)	57,204	130,861	(73,657)

AllianceBernstein International Research Growth Portfolio (B)	12,829	16,876	(4,047)

AllianceBernstein Large Cap Growth Portfolio (A)	16,695	654,599	(637,904)

AllianceBernstein Large Cap Growth Portfolio (B)	283,074	811,536	(528,462)

AllianceBernstein Real Estate Investment Portfolio (A)	709	6,816	(6,107)

Columbia Asset Allocation Fund, VS (A)	29,968	608,011	(578,043)

Columbia Asset Allocation Fund, VS (B)	60,689	335,014	(274,325)

Columbia Federal Securities Fund, VS (A)	25,791	444,119	(418,328)

Columbia Federal Securities Fund, VS (B)	149,146	490,334	(341,188)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

7. Change in Units Outstanding (continued)

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Columbia High Yield Fund, VS (A)	512,438	659,268	(146,830)

Columbia High Yield Fund, VS (B)	1,541,578	1,972,704	(431,126)

Columbia International Fund, VS (A)	41,691	821,721	(780,030)

Columbia International Fund, VS (B)	11,167	68,281	(57,114)

Columbia Large Cap Growth Stock Fund, VS (A)	13,953	275,718	(261,765)

Columbia Large Cap Growth Stock Fund, VS (B)	21,537	89,279	(67,742)

Columbia Large Cap Value Fund, VS (A)	10,132	1,108,337	(1,098,205)

Columbia Large Cap Value Fund, VS (B)	51,730	210,606	(158,876)

Columbia Mid Cap Value Fund, VS (B)	61,061	375,890	(314,829)

Columbia Money Market Fund, VS (A)	1,509,112	2,889,291	(1,380,179)

Columbia S&P 500 Index Fund, VS (B)	57,793	874,489	(816,696)

Columbia Small Cap Value Fund, VS (A)	27,080	134,446	(107,366)

Columbia Small Cap Value Fund, VS (B)	51,254	195,057	(143,803)

Columbia Small Company Growth Fund, VS (A)	5,288	63,293	(58,005)

Columbia Strategic Income Fund, VS (A)	26,389	865,464	(839,075)

Columbia Strategic Income Fund, VS (B)	195,371	440,244	(244,873)

Fidelity VIP Equity Income Fund - SC2	233,226	550,485	(317,259)

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	125,476	68,567	56,909)

Fidelity VIP III Growth Opportunities Fund - SC2	240,973	413,491	(172,518)

MFS Bond Series IC	4,856	25,735	(20,879)

MFS Emerging Growth Series IC	6,387	214,126	(207,739)

MFS Emerging Growth Series SC	33,406	67,615	(34,209)

MFS Investors Growth Stock Series SC	125,674	389,684	(264,010)

MFS Investors Trust Series SC	43,546	282,647	(239,101)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

7. Change in Units Outstanding (continued)

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

MFS New Discovery Series SC	28,996	124,524	(95,528)

MFS Research Series IC	10,013	364,916	(354,903)

Rydex Banking Fund	83,246	84,219	(973)

Rydex Basic Materials Fund	8,856	9,930	(1,074)

Rydex Consumer Products Fund	69,048	69,546	(498)

Rydex Electronics Fund	2,264	2,264	-

Rydex Energy Fund	20,671	21,386	(715)

Rydex Energy Services Fund	2,281	3,028	(747)

Rydex Financial Services Fund, VS (A)	-	556	(556)

Rydex Health Care Fund, VS (A)	7,754	9,557	(1,803)

Rydex Nova Fund	496,463	483,450	13,013

Rydex OTC Fund	598,188	726,284	(128,096)

Rydex Precious Metals Fund	1,121	6,007	(4,886)

Rydex Real Estate Fund	817	817	-

Rydex Retailing Fund	8,543	8,543	-

Rydex Technology Fund	2,443	2,443	-

Rydex Telecommunications Fund	-	2,470	(2,470)

Rydex Transportation Fund	88,756	88,756	-

Rydex US Government Money Market Fund	861,191	880,375	(19,184)

Rydex VT Dynamic OTC Fund	182,375	220,007	(37,632)

Rydex VT Dynamic S&P 500 Fund	160,247	194,289	(34,042)

Rydex VT Europe Advantage Fund	2,765	3,382	(617)

Rydex VT Government Long Bond Advantage Fund	-	1,218	(1,218)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to financial statements
December 31,2006
(continued)

7. Change in Units Outstanding (continued)

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Rydex VT Inverse Government Long Bond Fund	52,430.00	63,242.00	(10,812)

Rydex VT Inverse OTC Fund	401,431	417,071	(15,640)

Rydex VT Inverse S&P 500 Fund	395,795	402,150	(6,355)

Rydex VT Japan Advantage Fund	17,477	18,005	(528)

Rydex VT Mid Cap Advantage Fund	13,572	12,520	1,052

Rydex VT Russell 2000 Advantage Fund	20,814	19,496	1,318

Templeton Developing Markets Securities Fund 2	46,956	79,535	(32,579)

U.S. Allocation Portfolio	1,826	293,621	(291,795)

Wanger International Select Fund	208,263	207,732	531

Wanger International Small Cap Fund	122,444	368,227	(245,783)

Wanger Select Fund	93,051	261,311	(168,260)

Wanger US Smaller Companies Fund	94,726	502,200	(407,474)

	12,081,034	28,553,380	(16,472,346)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT

Notes to financial statements
December 31, 2006
(continued)

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

9. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Participants of Keyport Variable Account A and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities of AIM VI Capital Appreciation Series I Fund Sub-Account, AIM VI Core Equity Fund Sub-Account, AIM VI International Growth Series I Sub-Account, Alger American Growth Portfolio Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, AllianceBernstein Balanced Shared Portfolio (B) Sub-Account, AllianceBernstein Global Bond Portfolio (A) Sub-Account, AllianceBernstein Global Bond Portfolio(B) Sub-Account, AllianceBernstein Global Technology Portfolio (B) Sub Account, AllianceBernstein Growth & Income Portfolio(A) Sub-Account, AllianceBernstein Growth & Income Portfolio(B) Sub-Account, AllianceBernstein Growth Portfolio(B) Sub-Account, AllianceBernstein International Growth Portfolio (B) Sub-Account, AllianceBernstein International Research Growth Portfolio (B) Sub-Account, AllianceBernstein Large Cap Growth Portfolio (A) Sub-Account, AllianceBernstein Large Cap Growth Portfolio (B) Sub-Account, AllianceBernstein Real Estate Investment Portfolio (A) Sub-Account, U.S. Allocation Portfolio Sub-Account, Columbia Asset Allocation Fund, VS (A) Sub-Account, Columbia Asset Allocation Fund, VS (B) Sub-Account, Columbia Federal Securities Fund, VS (A) Sub-Account, Columbia Federal Securities Fund, VS (B) Sub- Account, Columbia High Yield Fund, VS (A) Sub-Account, Columbia High Yield Fund, VS (B) Sub-Account, Columbia International Fund, VS (A) Sub-Account, Columbia International Fund, VS (B) Sub-Account, Columbia Large Cap Growth Stock Fund, VS (A) Sub-Account, Columbia Large Cap Growth Stock Fund, VS (B) Sub-Account, Columbia Large Cap Value Fund VS (A) Sub-Account, Columbia Large Cap Value Fund VS (B) Sub-Account, Columbia Mid Cap Value Fund, VS (A) Sub-Account, Columbia Mid Cap Value Fund, VS (B) Sub- Account, Columbia Money Market Fund, VS (A) Sub-Account, Columbia S&P 500 Index Fund, VS (A) Sub-Account, Columbia S&P 500 Index Fund, VS (B), Sub-Account, Columbia Small Cap Value Fund, VS (A) Sub-Account, Columbia Small Cap Value Fund, VS (B) Sub-Account, Columbia Small Company Growth Fund, VS (A) Sub-Account, Columbia Strategic Income Fund, VS (A) Sub-Account, Columbia Strategic Income Fund, VS (B) Sub-Account, Wanger International Select Fund Sub-Account, Wanger International Small Cap Fund Sub-Account, Wanger Select Fund Sub-Account, Wanger US Smaller Companies Fund Sub-Account, Fidelity VIP Equity Income Fund-SC2 Sub-Account, Fidelity VIP III Dynamic Capital Appreciation Fund-SC2 Sub-Account, Fidelity VIP III Growth Opportunities Fund-SC2 Sub-Account, Templeton Developing Markets Securities Fund 2 Sub-Account, MFS Bond Series IC Sub-Account, MFS Emerging Growth Series IC Sub-Account, MFS Emerging Growth Series SC Sub-Account, MFS Investors Growth Stock Series SC Sub-Account, MFS Investors Trust Series SC Sub-Account, MFS New Discovery Series SC Sub-Account, MFS Research Series IC Sub-Account, Rydex Banking Fund Sub-Account, Rydex Basic Materials Fund Sub-Account, Rydex Biotechnology Fund Sub-Account, Rydex Consumer Products Fund Sub-Account, Rydex Electronics Fund Sub-Account, Rydex Energy Fund Sub-Account, Rydex Energy Services Fund Sub-Account, Rydex Financial Services Fund, VS(A) Sub-Account, Rydex Health Care Fund, VS (A) Sub-Account, Rydex Internet Fund Sub-Account, Rydex Leisure Fund Sub-Account, Rydex Nova Fund Sub-Account, Rydex OTC Fund Sub-Account, Rydex Precious Metals Fund Sub-Account, Rydex Real Estate Fund Sub-Account, Rydex US Government Money Market Fund Sub-Account, Rydex Utilities Fund Sub-Account, Rydex VT Dynamic OTC Fund Sub-Account, Rydex VT Dynamic S&P 500 Fund Sub-Account, Rydex VT Europe Advantage Fund Sub-Account, Rydex VT Gov’t Long Bond Advantage Fund Sub-Account, Rydex VT Japan Advantage Fund Sub-Account, Rydex VT Mid Cap Advantage Fund Sub-Account, Rydex VT Russell 200 Advantage Fund Sub-Account, of Sun Life Assurance Company of Canada (U.S.) - Keyport Variable Account A (collectively the "Sub-Accounts"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 20, 2007
Boston, Massachusetts

&lt/R&gt

PART C

Item 24. Financial Statements and Exhibits

(a)	Financial Statements:
Included in Part B:
Keyport Variable Account A:
Statement of Assets and Liabilities - December 31, 2006
Statement of Operations for the years ended December 31, 2006 and 2005
Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm.
Sun Life Assurance Company of Canada (U.S.):
Consolidated Statement of Income, Years Ended December 31, 2006, 2005 and 2004;
Consolidated Balance Sheets, December 31, 2006 and 2005;
Consolidated Statements of Comprehensive Income, Years Ended December 31, 2006, 2005 and 2004;
Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2006, 2005 and 2004;
Consolidated Statements of Cash Flows, Years Ended December 31, 2006, 2005 and 2004;
Notes to Consolidated Financial Statement; and
Report of Independent Registered Public Accounting Firm.

(b)		Exhibits
#	(1)	Amended and Restated Resolution of the Board of Directors establishing Keyport Variable Account A

	(2)	Not applicable

*	(3a)	Marketing Services Agreement by and between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc.

*	(3b)	Specimen Sales Operations and General Agent Agreement

#	(4a)	Specimen Group Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

#	(4b)	Specimen Variable Annuity Certificate of Sun Life Assurance Company of Canada (U.S.)

@@	(4c)	Specimen Tax-Sheltered Annuity Endorsement

@@	(4d)	Specimen Individual Retirement Annuity Endorsement

@@	(4e)	Specimen Corporate/Keogh 401(a) Plan Endorsement

#	(4f)	Specimen Individual Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

#	(4g)	Specimen Group Exchange Program Endorsement

#	(4h)	Specimen Individual Exchange Program Endorsement

#	(4i)	Specimen Name Change Endorsement

#	(5a)	Specimen Application for a Group Variable Annuity Contract

#	(5b)	Specimen Application for a Group Variable Annuity Certificate

@	(6a)	Articles of Incorporation of Sun Life Assurance Company of Canada (U.S.)

@	(6b)	By-Laws, as amended March 19, 2004, of Sun Life Assurance Company of Canada (U.S.)

	(7)	Not applicable

@@	(8a)	Form of Participation Agreement

**	(8b)	Participation Agreement Among MFS Variable Insurance Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Corp.

#	(8b)(i)	Amendment to Participation Agreement

**	(8c)	Participation Agreement Among The Alger American Fund, Sun Life Assurance Company of Canada (U.S.), and Fred Alger and Company, Incorporated

#	(8c)(i)	Amendment to Participation Agreement

***	(8d)	Participation Agreement By and Among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc.

#	(8d)(i)	Amendment to Participation Agreement

#	(8e)	Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

#	(8e)(i)	Amendment to Participation Agreement

#	(8f)	Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

#	(8f)(i)	Amendment to Participation Agreement

#	(9)	Opinion and Consent of Counsel

	(10)(a)	Consent of Independent Registered Public Accounting Firm (Filed herewith)

	(10(b)	Representation of Counsel pursuant to Rule 485(b) (Filed herewith)

	(11)	Not applicable

	(12)	Not applicable

	(13)	Chart of Affiliations (Filed herewith)

	(14)(a)	Powers of Attorney (Filed herewith)

@@	(14)(b)	Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures

*
Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-37907) filed on or about January 16, 1998.

**
Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 33-41628) filed on or about April 23, 1999.

***
Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-82957) filed on or about July 27, 2001.

@	Incorporated by reference to the Depositor's Annual Report on Form 10-K (File No. 333-82824) filed on or about March 29, 2004.

@@	Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-112506) filed on or about February 5, 2004.

#	Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.

##
Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about December 29, 2004.

Item 25. Directors and Officers of the Depositor.

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3305 Wellesley Hills, MA 02481	Vice President, Chief Accounting Officer and Controller
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The chart for the affiliations of the Depositor is included herein as Exhibit 13.

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. Number of Contract Owners.

As of March 21, 2007, there were 2,363 qualified and 3,203 non-qualified contract owners.

Item 28. Indemnification.

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Sun Life (U.S.) pursuant to the certificate of incorporation, by -laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I and K, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

The directors and officers of Clarendon Insurance Agency, Inc. are:

Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Michele G. Van Leer	Director
Scott M. Davis	Director
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
Raymond Scanlon	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa Gair	Assistant Secretary
Amy E. Mercer	Assistant Secretary

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 30. Location of Accounts and Records.

Sun Life Assurance Company of Canada (U.S.), 112 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Wellesley Hills and State of Massachusetts, on this 25th day of April, 2007.

Keyport Variable Account A
(Registrant)

		BY:	Sun Life Assurance Company of Canada (U.S.)
(Depositor)

		BY:	/s/ Robert C. Salipante*
Robert C. Salipante
President

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President
and Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 25, 2007
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	April 25, 2007
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President, Chief Accounting Officer and	April 25, 2007
Michael K. Moran	Controller
(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 25, 2007
Sandra M. DaDalt	Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director
Richard P. McKenney, Director
Donald A. Stewart, Director

* Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

Item

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(13)	Chart of Affiliations

(14)(a)	Powers of Attorney